As filed with the Securities and Exchange Commission on April 8, 2005
                                                 Securities Act File No. _______

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.___

                           Post-Effective Amendment No. ___


                        (Check appropriate box or boxes)



                           JOHN HANCOCK EQUITY TRUST
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (617) 375-1702
                                 --------------
                        (Area Code and Telephone Number)

             101 Huntington Avenue, Boston, Massachusetts 02199-7603
             -------------------------------------------------------
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                              Susan S. Newton, Esq.
                           John Hancock Advisers, LLC
                              101 Huntington Avenue
                                Boston, MA 02199
                                ----------------
                     (Name and address of agent for service)


Title of Securities Being Registered: Shares of beneficial interest of John Hancock Equity Trust.

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of the registration statement.

No filing fee is required because an indefinite number of shares has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on May 9, 2005 pursuant to Rule 488.

IMPORTANT INFORMATION

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter that will affect your investment in Light Revolution Fund. The enclosed proxy statement contains information about a proposal to approve the reorganization of your fund into John Hancock Technology Leaders Fund, a newly organized mutual fund. If the reorganization of your fund is approved, shareholders of your fund will become Class A shareholders of John Hancock Technology Leaders Fund upon the closing of the reorganization and will receive the same number of Class A shares of John Hancock Technology Leaders Fund as held in your fund at the time of the reorganization.

Why is the reorganization being proposed?

The directors of your fund believe that reorganizing your fund into an investment company with similar investment policies that is part of the John Hancock family of funds offers you significant potential benefits. These benefits include:

o John Hancock Advisers, LLC's experience and resources in managing mutual funds;

o John Hancock Advisers, LLC's commitment for one year following the reorganization to limit the total operating expenses of Class A shares of the John Hancock Technology Leaders Fund and the potential to attract additional assets, which may reduce per share operating expenses in the long-term. Your fund's gross operating expenses are substantially higher than both the estimated gross expenses of John Hancock Technology Leaders Fund and the expenses after the expense limitation; and

o The exchange privileges offered to shareholders of the John Hancock family of funds, as well as the waiver of sales charges on additional purchases of Class A shares of the John Hancock Technology Leaders Fund.

Therefore, your fund's directors recommend that you vote FOR the reorganization.

Impact on Fund Expenses

It is important to note that your fund expenses will not increase as a result of the reorganization. In fact, expenses of John Hancock Technology Leaders Fund after the reorganization are expected to be lower than your Fund's operating expenses before and after fee reductions.

Your Vote Matters

After careful consideration, your fund's directors have unanimously approved the reorganization of your fund into John Hancock Technology Leaders Fund. The enclosed proxy statement contains further explanation and important details of the reorganization, which I strongly encourage you to read before voting. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on June 17, 2005, or as soon thereafter as practicable.

Your vote makes a difference, no matter what the size of your investment. Please review the enclosed proxy materials and submit your vote promptly to help us avoid the need for additional mailings. If you have any questions or need additional information, please call 1-888-463-3957. I thank you for your prompt vote on this matter.

Sincerely,

Henry Hewitt, President

LIGHT REVOLUTION FUND
a series of Light Revolution Fund, Inc.
("your fund" or the "fund")

700 Court A, Tacoma, Washington, 98402

Notice of Special Meeting of Shareholders
Scheduled for June 15, 2005

This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the fund:

A shareholder meeting for the fund will be held at 700 Court A, Tacoma, Washington on Wednesday, June 15, 2005, at 9:00 a.m., local time, to consider the following:

1. A proposal to approve an Agreement and Plan of Reorganization between your fund and John Hancock Technology Leaders Fund ("Technology Leaders Fund"). Under this agreement, your fund would transfer all of its assets to Technology Leaders Fund in exchange for Class A shares of Technology Leaders Fund. These shares would be distributed proportionately to you and the other shareholders of your fund in redemption of the outstanding shares of the fund. Technology Leaders Fund would also assume the fund's liabilities that were reflected in the calculation of net asset value on the closing date of the reorganization.

2. Any other business that may properly come before the meeting, or any postponements or adjournments thereof.

Shareholders of record as of the close of business on April 8, 2005 are entitled to vote at the meeting and at any postponements or adjournments thereof.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, it may result in additional shareholder solicitation.

By order of the Board of Directors,


[May 9], 2005

PROXY STATEMENT of

LIGHT REVOLUTION FUND
a series of Light Revolution Fund, Inc.
("your fund," the "fund" or the "Acquired Fund")

PROSPECTUS for

John Hancock Technology Leaders Fund
a series of John Hancock Equity Trust
(the "Acquiring Fund" or "Technology Leaders Fund")

The address of your fund is 700 Court A, Tacoma, Washington, 98402. The address of the Acquiring Fund is 101 Huntington Avenue, Boston, Massachusetts 02199.

                                   * * * * * *

How The Reorganization Will Work

o Your fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume your fund's liabilities that are reflected in the calculation of net asset value at the closing of the reorganization between your fund and the Technology Leaders Fund (the "Reorganization").

o The Acquiring Fund will issue Class A shares to your fund in an amount equal to the value of its net assets, and the Class A shares will be distributed to you in redemption of your interest in the fund. Since the net asset value of the Acquiring Fund will be the same the net asset value of your fund, you will receive the same number of Class A shares of the Acquiring Fund that you held in your fund immediately prior to the Reorganization.

o John Hancock Advisers, LLC ("JHA") will act as investment adviser to the Acquiring Fund.

o The Class A shares of the Technology Leaders Fund you receive in the Reorganization will not be subject to any sales charge. If you own shares in your own name as of the closing of the Reorganization (for example, not in the name of a broker), you may purchase additional Class A shares of the Technology Leaders Fund in that same account in the future without paying any sales charge. Except as described above, Class A shares of the John Hancock family of funds are subject to a front-end sales charge of up to 5.00%. The Class A shares of the John Hancock family of funds, including Technology Leaders Fund, also are subject to 12b-1 fees.

o The Reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund.

An investment in the Technology Leaders Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Shares of the Technology Leaders Fund have not been approved or disapproved by the Securities and Exchange Commission ("SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Rationale For The Reorganization

The directors of your fund believe that reorganizing your fund into an investment company with similar investment policies that is part of the John Hancock family of funds offers you substantial potential benefits. These benefits include:

o    JHA's experience and resources in managing mutual funds;

o JHA's commitment for one year following the reorganization to limit the ordinary operating expenses (excluding interest, tax expense and other extraordinary items) of Class A shares of the Technology Leaders Fund to 1.80% of average daily net assets, and the potential to attract additional assets, which may reduce per share operating expenses in the long-term. Your fund's gross operating expenses are substantially higher than both the estimated gross expenses of the Acquiring Fund and the expenses after the expense limitation; and

o The exchange privileges offered to shareholders of the John Hancock family of funds, as well as the waiver of sales charges received in the Reorganization on additional purchases of Class A shares of the Technology Leaders Fund.

Therefore, your fund's directors recommend that you vote FOR the reorganization.

--------------------------------------------------------------------------------
                          Where to Get More Information
--------------------------------------------------------------------------------
Your fund's prospectus dated February 25,      On file with the SEC or available at no charge by calling
2005.                                          our toll-free number: 1-888-463-3957. Incorporated by
---------------------------------------------- reference into (and therefore legally part of) this proxy
Your fund's statement of additional            statement and prospectus.
information, dated February 25, 2005.
----------------------------------------------

Your fund's annual report to shareholders
dated October 31, 2004.
----------------------------------------------------------------------------------------------------------
Prospectus of the Acquiring Fund, dated April  On file with the SEC or available at no charge by calling
___, 2005.                                     our toll-free number: 1-800-225-5291. Included in the same envelope as this proxy statement and prospectus. This
                                               document is incorporated by reference into (and therefore
                                               legally part of) this proxy statement and prospectus.
----------------------------------------------------------------------------------------------------------
Statement of Addition Information              On file with the SEC or available at no charge by calling
of the Acquiring Fund, dated April             our toll-free number: 1-800-225-5291. Incorporated by
__, 2005.                                      reference into (and therefore legally part of) this proxy
                                               statement and prospectus.
---------------------------------------------------------------------------------------------------------
A combined statement of additional             On file with the SEC or available at no charge by calling
information dated April ___, 2005. It          our toll-free number: 1-800-225-5291. Incorporated by
contains additional information about your     reference into (and therefore legally part of) this proxy
fund and the Acquiring Fund.                   statement and prospectus.
---------------------------------------------------------------------------------------------------------
To ask questions about this proxy statement    Call our toll-free telephone number: 1-800-225-5291
and prospectus.
---------------------------------------------------------------------------------------------------------

         The date of this proxy statement and prospectus is May 9, 2005.

                                TABLE OF CONTENTS
-------------------------------------------------------------------------------------------
                                                                                     Page
-------------------------------------------------------------------------------------------
INTRODUCTION                                                                         [  ]
-------------------------------------------------------------------------------------------
PROPOSAL 1 -- Proposal to Approve the Agreement and Plan of Reorganization           [  ]
-------------------------------------------------------------------------------------------
SUMMARY -- Comparison of Funds and Investment Objectives, Strategies and Policies    [  ]
-------------------------------------------------------------------------------------------
SUMMARY - Comparison of Classes of Shares                                            [  ]
-------------------------------------------------------------------------------------------
THE FUNDS' EXPENSES                                                                  [  ]
-------------------------------------------------------------------------------------------
COMPARISON OF INVESTMENT RISKS                                                       [  ]
-------------------------------------------------------------------------------------------
PAST PERFORMANCE OF YOUR FUND                                                        [  ]
-------------------------------------------------------------------------------------------
PROPOSAL TO APPROVE AGREEMENT AND PLAN OF REORGANIZATION                             [  ]
-------------------------------------------------------------------------------------------
CAPITALIZATION                                                                       [  ]
-------------------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT TECHNOLOGY LEADERS FUND'S BUSINESS                      [  ]
-------------------------------------------------------------------------------------------
BOARDS' EVALUATION AND RECOMMENDATION                                                [  ]
-------------------------------------------------------------------------------------------
MATERIAL PROVISIONS OF THE MANAGEMENT CONTRACT                                       [  ]
-------------------------------------------------------------------------------------------
TECHNOLOGY LEADERS FUND'S CLASS A RULE 12B-1 PLAN                                    [  ]
-------------------------------------------------------------------------------------------
COMPARISON OF MARYLAND CORPORATION WITH MASSACHUSETTS BUSINESS TRUST                 [  ]
-------------------------------------------------------------------------------------------
VOTING RIGHTS AND REQUIRED VOTE                                                      [  ]
-------------------------------------------------------------------------------------------
INFORMATION CONCERNING THE MEETING                                                   [  ]
-------------------------------------------------------------------------------------------
OWNERSHIP OF SHARES OF THE FUND                                                      [  ]
-------------------------------------------------------------------------------------------
EXPERTS                                                                              [  ]
-------------------------------------------------------------------------------------------
AVAILABLE INFORMATION                                                                [  ]
-------------------------------------------------------------------------------------------
EXHIBIT A -- Form of Agreement and Plan of Reorganization                            A-1
-------------------------------------------------------------------------------------------

INTRODUCTION

This proxy statement and prospectus is being used by the board of directors of your fund to solicit proxies to be voted at a special meeting of your fund's shareholders. This meeting will be held at 700 Court A, Tacoma, Washington on Wednesday, June 15, 2005 at 9:00 a.m., local time. The purpose of the meeting is to consider the proposal to approve the Agreement and Plan of Reorganization (the "Agreement") providing for the Reorganization of your fund into the Acquiring Fund. This proxy statement and prospectus is being mailed to your fund's shareholders on or about May 9, 2005.

You should read the entire proxy statement and prospectus carefully, including the Form of Agreement and Plan of Reorganization attached as Exhibit A, because they contain details that are not in the summary.

Who is Eligible to Vote?

Shareholders of record on April 8, 2005 are entitled to notice of, and to attend and vote at the meeting or any adjournments or postponements thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1
Approval of Agreement and Plan of Reorganization Between
Your Fund and Technology Leaders Fund

A proposal to approve an Agreement and Plan of Reorganization between your fund and Technology Leaders Fund. Under this Agreement, your fund would transfer all of its assets to Technology Leaders Fund in exchange for Class A shares of Technology Leaders Fund. These shares would be distributed proportionately to the shareholders of your fund in redemption of all outstanding shares of the fund. Technology Leaders Fund would also assume your fund's liabilities reflected in the calculation of net asset value at the time of closing of the Reorganization.

The board of directors of your fund recommends that shareholders vote FOR this proposal.

SUMMARY

Comparison of Your Fund to Technology Leaders Fund

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your fund and Technology Leaders Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of Technology Leaders Fund is commensurate with the amount of risk involved in the authorized investments of your fund. Both funds seek capital appreciation through investment in technology companies.


-----------------------------------------------------------------------------------------------------------
                    COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
-----------------------------------------------------------------------------------------------------------
                        Light Revolution Fund                      Technology Leaders Fund
-----------------------------------------------------------------------------------------------------------
Business                The sole series of Light Revolution        A newly created diversified series of
                        Fund, Inc., a diversified, open-end        John Hancock Equity Trust, an open-end
                        investment management company organized    investment management company organized
                        as a Maryland corporation.                 as a Massachusetts business trust.
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                    COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
-----------------------------------------------------------------------------------------------------------
                        Light Revolution Fund                      Technology Leaders Fund
-----------------------------------------------------------------------------------------------------------
Net assets as of        $ 3.43 million                             N/A.  Technology Leaders Fund is newly
January 31, 2005                                                   created and will not commence investment
                                                                   operations until the closing of the
                                                                   Reorganization.
-----------------------------------------------------------------------------------------------------------
Investment adviser      Investment Adviser:                        Investment Adviser:
and portfolio           Light Index Investment Company ("Light")   John Hancock Advisers, LLC ("JHA")
managers

                        Portfolio manager:
                        Henry Hewitt                               Portfolio manager:
                                                                   Anurag Pandit
-----------------------------------------------------------------------------------------------------------
Investment objective    Each fund seeks capital appreciation.
                        -----------------------------------------------------------------------------------
                        This objective is fundamental and cannot   This objective is non-fundamental and
                        be changed without shareholder approval.   can  be changed without shareholder
                                                                   approval.
-----------------------------------------------------------------------------------------------------------
Primary investments     Your fund seeks to achieve its             Technology Leaders Fund will normally
                        investment objective by investing          invest at least 80% of its assets in
                        primarily in common stocks of companies    companies that JHA believes are, or have
                        with large market capitalizations in the   the potential to be, technology leaders.
                        technology business engaged in the         These companies may be in a variety of
                        processing or delivery of information. A   businesses, including computer hardware,
                        large capitalization company would         computer software and telecommunications,
                        typically have a market capitalization     but may also be in financial services,
                        of at least $1 billion.                    health care or other businesses that may
                                                                   benefit from the processing or delivery
                                                                   of information or for the use or
                                                                   commercial application of scientific or
                                                                   technological discoveries.
-----------------------------------------------------------------------------------------------------------
Investment Strategies   Light focuses on technology business       JHA focuses on securities that tend to
                        securities that tend to be                 be growth-oriented investments, but uses
                        growth-oriented investments, but uses a    a value-based investment methodology to
                        value-based investment methodology to      identify securities that JHA believes
                        identify securities which Light believes   are undervalued relative to their
                        are undervalued relative to their          intrinsic worth and possess
                        intrinsic worth and possess                characteristics which will lead to a
                        characteristics which will lead to a       higher market price over time. JHA may
                        higher market price over time. This        select investments to be included in the
                        investment methodology is based on the     portfolio from those in the Light
                        investment methodology developed by        Index.  JHA has entered into an
                        Light in creating the "Light Index"        agreement with Henry Hewitt, President
                        which is composed of the common stocks     and majority shareholder of Light, to
                        of publicly-traded, large capitalization   provide consulting services to JHA in
                        companies engaged in the processing or     connection with its management of the
                        delivery of information selected from a    fund, including the use of the Light
                        group of companies that                    Index as a source of potential
                                                                   investment
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                    COMPARISON OF FUNDS AND INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES
-----------------------------------------------------------------------------------------------------------
                        Light Revolution Fund                      Technology Leaders Fund
-----------------------------------------------------------------------------------------------------------
                         Light believes will lead the              universe companies for the fund.
                         transition of the world's economy from
                         the industrial age to the information
                         age. In making its decision, Light
                         includes a particular company from
                         this group based upon its review of       JHA will select particular companies for
                         that company's attributes relative to     purchase by the fund based upon a review
                         its current market value, such as:        of various attributes, including sales
                                                                   growth and research and development
                         o  strong sales growth;                   expenditures. JHA will sell the stock of
                                                                   particular companies for a variety of
                         o  substantial spending on research and   reasons including a determination that a
                            development;                           company is no longer a leading firm in
                                                                   its segment of the market.
                         o  increasing operating margins; and

                         o  growing market shares.
                                                                   As a result of its investment strategy,
                                                                   the fund typically invests in
                                                                   large-capitalization companies
                                                                   (companies in the capitalization range
                                                                   of the Standard & Poor's 500 Index,
                                                                   which was $566 million to $381.7 billion
                                                                   as of February 28, 2005).
-----------------------------------------------------------------------------------------------------------
Diversification         Each fund is diversified, which means that, with respect to 75% of total assets, the fund cannot invest (i) more than 5% of total assets in securities of a single issuer or (ii) in securities representing more than 10% of the outstanding voting securities of an issuer.
-----------------------------------------------------------------------------------------------------------
Debt securities         Your fund generally invests                Technology Leaders Fund may invest up to
                        substantially all of its assets in         10% of net assets in debt securities of
                        common stocks.                             any maturity, including bonds rated as
                                                                   low as CC/Ca and their unrated
                                                                   equivalents. (Bonds rated below BBB/Baa
                                                                   are considered junk bonds.)
-----------------------------------------------------------------------------------------------------------
Derivatives             Your fund may invest up to 5% of its net   While not a primary strategy of the
                        assets in derivatives, including options   fund, the fund may invest in derivative
                        and futures.                               instruments, including futures and
                                                                   options, for hedging or speculative
                                                                   purposes.
-----------------------------------------------------------------------------------------------------------
Temporary defensive     Your fund intends to be substantially      Technology Leaders Fund may invest up to
positions               fully invested at all times and only       100% of its assets temporarily in
                        holds short-term fixed income securities   non-equity securities, such as
                        for anticipated redemptions, pending       investment grade corporate bonds,
                        investments and to pay expenses.           commercial paper and government
                                                                   securities.
-----------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                         COMPARISON OF CLASSES OF SHARES
---------------------------------------------------------------------------------------------------------------
Class A sales charges   Your fund has only one class of            The Class A Shares of the Technology
                        shares.  Shares are offered with no        Leaders Fund you receive in the
                        sales charges.                             Reorganization will not be subject to
                                                                   any sales charge. Moreover, if you own
                                                                   shares in your own name as of the
                                                                   closing of the Reorganization (for
                                                                   example, not in the name of a broker),
                                                                   you may purchase additional Class A
                                                                   shares of the Technology Leaders Fund in
                                                                   the future without paying any sales
                                                                   charge.

                                                                   Except as described above, Class A
                                                                   shares of the Technology Leaders Fund
                                                                   are subject to a front-end sales charge
                                                                   of up to 5.00%. Technology Leaders Fund
                                                                   also offers several other classes of
                                                                   shares which are subject to different
                                                                   sales charges and 12b-1 fees, as well as
                                                                   a class of shares for institutional
                                                                   investors without any sales charges or
                                                                   12b-1 fees.
---------------------------------------------------------------------------------------------------------------
 12b-1 fees             Your fund is subject to Rule 12b-1         Technology Leaders Fund will be subject to
                        fees at an annual rate of 0.25% of         Rule 12b-1 fees at an annual rate of 0.30%
                        average daily net assets.                  of average daily net assets attributed to
                                                                   Class A Shares.
                       ----------------------------------------------------------------------------------------
                       Rule 12b-1 fees are paid out of a fund's assets on an ongoing basis. Over time, these fees will increase the cost of investments and may cost more than other types of sales charges.
---------------------------------------------------------------------------------------------------------------
Management Fees         Your fund pays a management fee at an      Technology Leaders Fund will pay a
                        annual rate of 1.00% of average daily      management fee at an annual rate of 1.00%
                        net assets.                                of average daily net assets.
---------------------------------------------------------------------------------------------------------------
Other Expenses          In addition to the Rule 12b-1 fees and     In addition to the Rule 12b-1 fees and
                        management fees, your fund pays other      management fees, Technology Leaders Fund
                        expenses, including transfer agency        pays other expenses.  For the current
                        fees and legal and accounting              fiscal year, Technology Leaders Fund's
                        expenses.  For the most recent fiscal      estimated expenses for Class A shares,
                        year ended October 31, 2004, the total     before the expense limitation, are
                        expenses of your fund were 4.13% of        estimated to be 2.45% of average daily
                        average daily net assets.                  net assets.

                        Light currently does not limit the         Until June 16, 2006, JHA has agreed to
                        operating expenses of your fund.           limit Technology Leaders Fund's ordinary
                                                                   operating expenses (excluding interest,
                                                                   tax expense and other extraordinary
                                                                   expenses) attributable to Class A shares
                                                                   to 1.80% of average daily net assets.
                                                                   There can be no assurance that JHA will
                                                                   continue to limit Technology Leaders
                                                                   Fund's ordinary operating expenses after
                                                                   that time.
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                      BUYING, SELLING AND EXCHANGING SHARES OF TECHNOLOGY LEADERS FUND
-----------------------------------------------------------------------------------------------------------
                        Light Revolution Fund                      Technology Leaders Fund
-----------------------------------------------------------------------------------------------------------

Buying shares           You may buy shares through your financial representative or directly through the fund's transfer agent as described in detail in the Technology
                        Leader Fund's prospectus.
-----------------------------------------------------------------------------------------------------------
Exchanging shares       You may exchange shares of the Technology Leader Fund without incurring an exchange fee with the more than 40 other funds in the John Hancock fund family. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes.
-----------------------------------------------------------------------------------------------------------
Selling shares          Class A shares of the Technology Leader Fund are redeemed at their net asset value per share next determined after receipt by the fund of the request for redemption and all other necessary documentation in good order, as described in detail in the Technology Leader Fund's prospectus.
-----------------------------------------------------------------------------------------------------------
Net asset value         All purchases, exchanges and sales are made at a price based on the next determined net asset value (NAV) per share of the fund. Both funds' NAVs are determined at the close of regular trading on the New York Stock
                        Exchange, which is normally 4:00 P.M. Eastern Time.
-----------------------------------------------------------------------------------------------------------

THE FUNDS' EXPENSES

Shareholders of both funds pay various expenses, either directly or indirectly. The following expense tables show the expenses that you would pay if you were to buy and hold shares of each fund. The expenses in the table below are based on
(i) for your fund, the total annual expenses of your fund for the twelve month period ended October 31, 2004, and (ii) the estimated annual expenses of Technology Leaders Fund Class A Shares for the current fiscal year.

-------------------------------------------------------------------------------------------------------------
                                                                                 Light          Technology
                                                                               Revolution         Leaders
                                                                                 Fund          Fund - Class A
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shareholder transaction expenses
-------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
(as a % of purchase price)                                                        None               5.00%(1)
-------------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on reinvested dividends                              None               None
-------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a % of purchase or sale
price, whichever is less                                                          None               None
-------------------------------------------------------------------------------------------------------------
Redemption fee                                                                    None (2)           None (3)
-------------------------------------------------------------------------------------------------------------
Exchange fee                                                                      None               None

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                 Light          Technology
                                                                               Revolution         Leaders
                                                                                 Fund          Fund - Class A
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Annual fund operating expenses
(as a % of average net assets)
-------------------------------------------------------------------------------------------------------------
Management fee                                                                    1.00%              1.00%
-------------------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fee                                              0.25%              0.30%
-------------------------------------------------------------------------------------------------------------
Other expenses                                                                    2.88%              1.15%
-------------------------------------------------------------------------------------------------------------
Total fund operating expenses                                                     4.13%              2.45%
-------------------------------------------------------------------------------------------------------------
Expense reimbursement                                                             N.A.               0.65%(4)
-------------------------------------------------------------------------------------------------------------
Net fund operating expenses                                                       4.13%              1.80%(4)

-------------------------------------------------------------------------------------------------------------

-----------------

(1) As described above, this sales charge does not apply to shares received in the Reorganization or any subsequent purchases of Technology Leaders Fund Class A shares by shareholders of your fund who become shareholders of record of the Technology Leaders Fund through the Reorganization.

(2) Does not include wire redemption fee (currently $15.00) for your fund.

(3) Does not include wire redemption fee (currently $4.00) for Technology Leaders Fund.

(4) At least until June 16, 2006, JHA has agreed to limit Technology Leaders Fund's ordinary operating expenses (excluding interest, tax expense and other extraordinary items) attributable to Class A shares to 1.80% of average daily net assets. After that date, JHA may discontinue such expense limitation at any time. Light does not limit your fund's operating expenses.

Examples

The hypothetical example below shows what you, as a current shareholder, would pay if you invested $10,000 over the various time periods indicated in each find. The example assumes that you purchased shares without a sales charge, reinvested all dividends and that the average annual return was 5%. The example for Technology Leaders Fund assumes the expense limitation is in effect (until June 16, 2006). The examples are for comparison only and are not a representation of either fund's actual expenses or returns, either past or future.

-------------------------------------------------------------
               Light Revolution      Technology Leaders Fund
                     Fund                    Class A
-------------------------------------------------------------
Year 1              $  415                   $  183
-------------------------------------------------------------
Year 3              $1,255                   $  700
-------------------------------------------------------------
Year 5              $2,110                   $1,245
-------------------------------------------------------------
Year 10             $4,314                   $2,735
-------------------------------------------------------------

COMPARISON OF INVESTMENT RISKS

The funds are exposed to various risks that could cause shareholders to lose money on their investments in the funds. The following table compares the risks affecting each fund.

--------------------------------------------------------------------------------
                       Your Fund                      Technology Leaders Fund
--------------------------------------------------------------------------------
Stock market risk      The value of securities in the fund may go down in
                       response to overall stock market movements. Markets
                       tend to move in cycles, with periods of rising prices
                       and periods of falling prices. Stocks tend to go up and
                       down in value more than bonds. If the fund concentrates
                       in certain sectors, its performance could be worse than
                       that of the overall stock market.
--------------------------------------------------------------------------------
Technology Issuers     Technology companies may face special risks, such as
                       short product cycles that are difficult to predict.
                       Some technology companies are smaller companies that
                       may have limited product lines and financial and
                       managerial resources, making them vulnerable to
                       isolated business setbacks. Stocks of technology
                       companies as a group could fall out of favor with the
                       market, causing the fund to underperform funds that
                       focus on other types of stocks. In addition, if the
                       managers' security selection strategies do not perform
                       as expected, the fund could underperform its peers or
                       lose money.
--------------------------------------------------------------------------------
Large                  Large capitalization stocks as a group could fall out
capitalization         of favor with the market, causing the fund to
stocks                 underperform investments that focus on small or medium
                       capitalization stocks.
--------------------------------------------------------------------------------
Management risk        The fund's management strategy may fail to produce the
                       intended results. The fund could underperform its peers
                       or lose money if the investment strategy does not
                       perform as expected.
--------------------------------------------------------------------------------
Derivatives risk       Certain derivative instruments can produce
                       disproportionate gains or losses and are riskier than
                       direct investments. Also, in a down market derivatives
                       could become harder to value or sell at a fair price.
--------------------------------------------------------------------------------
Bond risk              Not applicable.  Any bonds held by the fund could be
                                        downgraded in credit rating or go into
                                        default.  Bond prices generally fall when
                                        interest rates rise and longer maturity
                                        will increase volatility.  Junk bond
                                        prices can fall on bad news about the
                                        economy, an industry or a company.
--------------------------------------------------------------------------------

PAST PERFORMANCE OF YOUR FUND

Set forth below is the past performance information for your fund, which indicates some of the risks of investing in the fund. Technology Leaders Fund has not commenced investment operations.

The bar chart under "Calendar Year Total Returns" shows how your fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table under "Average Annual Total Returns" shows average annual total return for your fund over time compared with a broad-based securities market index. Past performance before and after taxes does not indicate future results.

Calendar Year Total Returns

[Insert bar chart]

2000 = (-22.91%); 2001 = (-18.90%); 2002 = (-34.48%); 2003 = 37.64%; 2004 =
8.00%

Year-To-Date and Quarterly Returns

Through March 31, 2005, your fund's year-to-date return was -6.65%. During the period shown in the bar chart, the fund's highest quarterly return was 23.96% for the quarter ended December 31, 2001 and the lowest quarterly return was -29.50% for the quarter ended September 30, 2001.

       Average Annual Total Returns (for periods ended December 31, 2004)

                                                                     Life of Fund (June
                                          1 Year          5 Years        29, 1999)
                                          ------          -------        ---------
Your Fund
     Before Taxes                          8.00%          (9.43)%         (0.85)%
     After Taxes on Distributions (1)      8.00%          (9.50)%         (0.91)%
     After Taxes on Distributions and      5.20%(2)       (7.74)%         (0.70)%(2)
          Sale of Fund Shares (1)
S&P 500 Index (3)                          8.99%          (3.77)%         (1.96)%
NASDAQ 100 Index (4)                       8.59%         (14.48)%         (3.46)%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2) Calculated assuming taxpayer has sufficient offsetting capital gains.

(3) The S&P 500 Index is the Standard & Poor's Composite Index of 500 Stocks, which is a commonly recognized unmanaged price index of 500 widely held common stocks. Unlike the fund's returns, index returns do not reflect any fees, expenses or taxes.

(4) The Nasdaq 100 Index is a market capitalization-weighted index that reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail / wholesale trade and biotechnology.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached to this proxy statement and prospectus as Exhibit A. The Agreement provides for the Reorganization on the following terms:

o The Reorganization is scheduled to occur at 5:00 P.M., Eastern Time, on June 17, 2005, but may occur on any later date before September 30, 2005.

o Your fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume your fund's liabilities that are reflected in the calculation of net asset value at the closing of the Reorganization.

o The Acquiring Fund will issue Class A shares to your fund in an amount equal to the value of its net assets and the Class A shares will be distributed to you in redemption of your interest in the fund. Since the net asset value of the Acquiring Fund will be the same the net asset value of your fund, you will receive the same number of Class A shares of the Acquiring Fund that you held in your fund immediately prior to the Reorganization.

o        JHA will act as investment adviser to the Acquiring Fund.

o The Class A shares of the Technology Leaders Fund you receive in the Reorganization will not be subject to any sales charge. If you own shares in your own name as of the closing of the Reorganization (for example, not in the name of a broker), you may purchase additional Class A shares of the Technology Leaders Fund in that same account in the future without paying any sales charge. Except as described above, Class A shares of Technology Leaders Fund are subject to a front-end sales charge of up to 5.00%. The Class A Shares of Technology Leaders Fund also are subject to 12b-1 fees.

o The Reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund.

o After the Class A shares of the Technology Leaders Fund are issued in redemption of all outstanding shares of the fund, Light Revolution Fund, Inc. will be dissolved.

Reasons for the Proposed Reorganization

The board of directors of your fund believes that the proposed Reorganization will be advantageous to the shareholders of your fund for several reasons. The board of directors considered the following matters, among others, in approving the proposal:

o Although shareholders of your fund will not enjoy continuity of portfolio management, the directors considered their experience and portfolio management resources of JHA in managing other John Hancock funds, including John Hancock funds that invest in technology companies.]

o JHA will be responsible for the overall management of Technology Leaders Fund's operations, including supervision of compliance with the investment guidelines and regulatory restrictions. Technology Leaders Fund will benefit from JHA's experience and resources in managing investment companies. At December 31, 2004, JHA managed approximately 50 investment companies and approximately 280 institutional and private accounts with approximately $30 billion in assets, JHA also has significant experience in overseeing funds that focus on technology companies which fund had approximately $472 million in assets at December 31, 2004.

o JHA and its affiliates have greater potential for increasing the size of Technology Leaders Fund due to JHA's experience in distribution of mutual funds through a broader range of distribution channels than currently available to your fund. Your fund had $3.43 million in net assets at January 31, 2005. The fund's small size makes it difficult to control its expenses. As a result of increasing regulatory requirements, such as the USA Patriot Act and the Sarbanes-Oxley Act, the fund has been and is likely to continue to be subject to increasing operating costs, which would have an adverse effect on its expense ratio. The fund's total operating expense as a percentage of its net assets were 4.13% for the fiscal year ended October 31, 2004, which is higher than the expense ratio incurred by many other mutual funds.
         Over the long-term, if the potential for a larger asset base is realized as a result of the broader range of distribution channels available through John Hancock, shareholders may benefit from reduced per-share operating expenses.

o Until June 16, 2006, JHA has agreed to limit the ordinary operating expenses (excluding interest, tax expense and other extraordinary items) of Class A shares of Technology Leaders Fund to 1.80% of average daily net assets. Even after the termination of the expense limitation, it is anticipated that the Technology Leaders Fund's expenses over time will be lower than your fund's current expenses due to long-term asset growth potential, resulting economies of scale and other efficiencies. There can be no assurance that such operating efficiencies or economies of scale will be achieved.

o The Class A shares of the Technology Leaders Fund received in the reorganization will provide your fund's shareholders with substantially the same investment advantages as they currently have, including the ability to purchase future shares of Technology Leaders Fund without paying a sales charge.

o The Technology Leaders Fund is part of John Hancock's diverse family of mutual funds, with approximately 40 funds that will be available to your fund's shareholders through exchanges. Your fund is not entitled to any exchange privileges.

The boards of both funds also considered that JHA will benefit from the Reorganization. Because Technology Leaders Fund will be the accounting successor to your fund and will assume your fund's performance record, JHA expects to be able to increase the Technology Leaders Fund's assets at a faster rate than would otherwise be possible if it began offering a fund with a similar objective and no historical performance record. Such a growth in asset size benefits JHA by increasing its management fees and accelerating the point at which management of the fund is profitable to JHA.

Certain Agreements between JHA and Henry Hewitt

In connection with the Reorganization, JHA and Henry Hewitt, the portfolio manager of your fund and the principal owner of Light, have entered into a consulting agreement that provides, among other things, that JHA shall pay Mr. Hewitt an annual fee for the three year term of the agreement of $100,000 per year and a fee based on any increase in net assets of Technology Leaders Fund, and Mr. Hewitt agrees to provide certain consulting services in connection with the management and marketing of Technology Leaders Fund and agrees not to manage a similar registered investment company.

Tax Status of Each Reorganization

The Reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund and will not take place unless the funds receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, substantially to the effect that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

As a result, with respect to the Reorganization, for federal income tax purposes:

o No gain or loss will be recognized by the Acquired Fund upon (1) the transfer of all of its assets to the Acquiring Fund as described above or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund's shareholders;

o No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund's assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund's liabilities by the Acquiring Fund;

o The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

o The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund's tax holding period for those assets;

o You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

o The basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the basis of your shares of the Acquired Fund surrendered in exchange; and

o The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of each of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, which is the form of Agreement and Plan of Reorganization in its entirety, that is proposed for Reorganization.

Surrender of Share Certificates. If your shares are represented by one or more share certificates before the Reorganization date, you must either surrender the certificates to your fund or deliver to your fund a lost certificate affidavit, in the form and accompanied by the surety bonds that your fund may require (collectively, an "Affidavit"). On the Reorganization date, all certificates that have not been surrendered will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Technology Leaders Fund shares. Shareholders may not redeem or transfer Technology Leaders Fund shares received in the Reorganization until they have surrendered their fund share certificates or delivered an Affidavit. Technology Leaders Fund will not issue share certificates in the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 6).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund's performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 7).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of Acquired Fund's articles of incorporation and by-laws, as amended and restated. The Acquired Fund and Acquiring Fund's obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraph 8).

Termination of Agreement. The board of each of the Acquired Fund and the Acquiring Fund may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization date, if that board believes that proceeding with the Reorganization would no longer be advisable.

Expenses of the Reorganization. Whether or not the Reorganization occurs, JHA will pay any of the Acquired Fund's expenses in connection with the Reorganization, including the costs of printing, mailing, legal fees, audit fees and solicitation expenses up to an aggregate amount of $200,000. The estimated expenses associated with the Reorganization of the Acquired Fund are $100,000.

CAPITALIZATION

With respect to the Proposal, the following table sets forth the capitalization of each fund as of January 31, 2005 and the pro forma combined capitalization of both funds as if the Reorganization had occurred on that date.

If the Reorganization of your fund had taken place on January 31, 2005:

-------------------------------------------------------------------------
                                  Your      Technology Leaders     Pro
                                  Fund            Fund            Forma
-------------------------------------------------------------------------
Net Assets (millions)             $3.43            N.A.           $3.43
-------------------------------------------------------------------------
Net Asset Value Per Share         $8.77            N.A.           $8.77
-------------------------------------------------------------------------
Shares Outstanding              390,908            N.A.         390,908
-------------------------------------------------------------------------


ADDITIONAL INFORMATION ABOUT TECHNOLOGY LEADERS FUND'S BUSINESSES

The following table shows where in Technology Leaders Fund's prospectus you can find additional information about the business of the fund.

--------------------------------------------------------------------------------
Type of Information       Headings in Prospectus
--------------------------------------------------------------------------------
Investment objective      Goal and Strategy / Main Risks
and policies
--------------------------------------------------------------------------------
Portfolio management      Portfolio Managers
--------------------------------------------------------------------------------
Expenses                  Your Expenses
--------------------------------------------------------------------------------
Custodian                 Business Structure
--------------------------------------------------------------------------------
Shares of beneficial      Your Account: Choosing a Share Class
interest
--------------------------------------------------------------------------------
Purchase of shares        Your Account: Choosing a Share Class, How Sales
                          Charges are Calculated, Sales Charge Reductions and
                          Waivers, Opening an Account, Buying Shares,
                          TransactionPolicies, Additional Investor Services
--------------------------------------------------------------------------------
Redemption of sales       Your Account: Selling Shares, How Sales Charges are
of  shares                Calculated, Transaction Policies
--------------------------------------------------------------------------------
Dividends,                Dividends and Account Policies
distributions and taxes
--------------------------------------------------------------------------------

BOARD'S EVALUATION AND RECOMMENDATION

For the reasons described above, the board of directors of your fund, including the directors who are not "interested persons" of either fund in the Reorganization, Light or JHA ("independent directors"), approved the Reorganization. In particular, the directors determined that the Reorganization is in the best interests of your fund and its shareholders and that the interests of your fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the board of trustees of Technology Leaders Fund, including the independent trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Technology Leaders Fund and that the interests of its shareholders would not be diluted as a result of the Reorganization.

The directors of your fund recommend that shareholders of the fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

MATERIAL PROVISIONS OF THE MANAGEMENT CONTRACT

Your Fund's Management Contract

The following is a summary of the material terms of the your fund's existing investment advisory agreement with Light (the "Light Contract").

Services. Under the Light Contract, Light furnishes a continuous investment program for your fund, determines the securities and other investments to be purchased and sold by your fund, selects broker-dealers to execute such transactions, and places and negotiates orders with such broker-dealers. In addition to managing the investments of the fund, Light furnishes office space and other facilities as may be required for carrying out its duties under the Light Contract and pays all compensation of any directors, officers and employees of the fund who are affiliated persons of Light. All operating costs and expenses relating to the fund not expressly assumed by Light under the Light Contract are paid by the fund.

Compensation. As compensation under the Light Contract, the fund pays Light a monthly investment advisory fee (accrued daily) based upon the average daily net assets of the fund at the rate of 1.0% annually.

Term. The Light Contract continues in effect for successive annual periods, subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment." The Light Contract was last approved by the board of directors on February 28, 2005.

Limitation of Liability. The Light Contract provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of Light's obligations or duties under the Light Contract, Light shall not be liable to the fund or any fund shareholder for any act or omission in connection with rendering any service under the Light Contract or for any losses that may be sustained in the purchase, holding or sale of any security.

Termination, Continuance and Amendment. The Light Contract continues from year to year, subject to approval of its continuance at least annually by the vote of a majority of the board of directors, including a majority of your fund's independent directors, cast in person at a meeting called for the purpose of voting on such approval. The Light Contract may be terminated at any time, without penalty (x) by the board of directors of the fund, or by vote of a majority of the outstanding voting securities of the fund, on 60 days' written notice to Light, or (y) by Light, on 60 days' written notice to the fund. The Light Contract is automatically terminated in the event of its "assignment," as defined in the 1940 Act.

Technology Leaders Fund Management Contract

The following is a summary of the material terms of Technology Leaders Fund's investment management contract with JHA (the "JHA Management Contract").

John Hancock Advisers, LLC ("JHA") is the investment adviser to Technology Leaders Fund. JHA, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, was organized in 1968 and has approximately $30 billion in assets under management as of December 31, 2004 in its capacity as investment adviser to the funds in the John Hancock group of funds, as well as retail and institutional privately managed accounts.

JHA is an indirect, wholly-owned subsidiary of John Hancock Financial Services, Inc. ("JHFS") a financial services company with national headquarters at John Hancock Place, Boston, Massachusetts. JHFS is wholly owned by Manulife Financial Corporation ("Manulife"), a Canadian financial services company.

Services. Under the JHA Management Contract, JHA, subject to the direction of the trustees, provides the fund with a continuous investment program for the management of its assets, consistent with the fund's investment objective and policies. JHA provides the fund with office space, supplies and other facilities required for the business of the fund. JHA pays the compensation of all officers and employees of the fund and pays the expenses of clerical services related to the administration of the fund. Other than expenses specifically assumed by JHA, all expenses incurred in the continuing operation of the fund are borne by the fund, including fees of the independent trustees and all fees of lawyers and accountants.

Compensation. Technology Leaders Fund pays an investment management fee, paid daily, to JHA equal on an annual basis to 1.00% of the average daily net assets of the fund. Because the Technology Leaders Fund is not yet operational and does not expect to be operational until the consummation of the Reorganization, the fund has not yet paid any management fees. As described above, JHA has agreed until June 16, 2006 to reduce its fees and/or pay expenses of the fund to ensure that the fund's ordinary operating expenses (excluding interest, tax expenses and other extraordinary items) will not exceed 1.80% of the Technology Leaders Fund's average daily net assets.

Term. The JHA Management Contract will take effect on the closing date of the Reorganization and will remain in effect for two years. Thereafter, the JHA Management Contract will continue in effect from year to year subject to the annual approval of its continuance as described below under "Termination, Continuance and Amendment."

Limitation of Liability. The JHA Management Contract provides that JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the fund in connection with the matters to which the contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the JHA in the performance of its duties or from the reckless disregard of its obligations and duties under the contract.

Termination, Continuance and Amendment. Except as described above the JHA Management Contract continues from year to year subject to annual approval of its continuance by a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) the fund's trustees, or (b) a majority of the fund's outstanding voting securities, as defined in the 1940 Act. The contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the fund's outstanding voting securities, or by JHA. The contract terminates automatically in the event of its assignment or in the event that JHA ceases to act as the fund's investment adviser.

TECHNOLOGY LEADER FUND'S CLASS A RULE 12b-1 PLAN

As described above, Technology Leaders Fund has adopted a Rule 12b-1 plan for its Class A shares (the "Plan"). Because the 12b-1 fees payable under the Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

Compensation and Services. Under the Plan, Technology Leaders Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% of Technology Leaders Fund's average daily net assets attributable to Class A shares. The distribution fee will be used to reimburse John Hancock Funds, LLC (the "Distributor") for its distribution expenses, including but not limited to:
(i) initial and ongoing sales compensation to selling brokers and others (including affiliates of the Distributor) engaged in the sale of Technology Leaders Fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Technology Leaders Fund shares. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders. In the event that the Distributor is not fully reimbursed for payments or expenses incurred under the Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Because Technology Leaders Fund is not yet operational and does not expect to be operational until the consummation of the Reorganization, Technology Leaders Fund has not paid Rule 12b-1 fees in the past.

Trustee Approval and Oversight. The Plan was approved by the board of trustees of Technology Leaders Fund, including a majority of Technology Leaders Fund's independent trustees, by votes cast in person at a meeting called for the purpose of voting on the Plan on March 8, 2005. Pursuant to the Plan, at least quarterly, the Distributor will provide Technology Leaders Fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

Term and Termination. The Plan provides that it will continue in effect only so long as its continuance is approved at least annually by a majority of both Technology Leaders Fund's board of trustees and the independent trustees. The Plan provides that it may be terminated without penalty, (a) by the vote of a majority of Technology Leaders Fund's board of trustees, independent trustees, or by a vote of a majority of the John Hancock Fund's outstanding Class A shares or (b) by the Distributor upon 60 days' written notice to the fund. The Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding Class A shares of Technology Leaders Fund. The Plan also provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the trustees and the independent trustees. The holders of Class A shares have exclusive voting rights with respect to the Plan. In adopting the Plan, the board of trustees concluded that, in their judgment, there is a reasonable likelihood that the Plan will benefit the holders of the applicable class of shares of Technology Leaders Fund.

Joint Expenditures. Amounts paid to the Distributor under the Plan will not be used to pay the expenses incurred with respect to any other class of shares; provided, however, that expenses attributable to Technology Leaders Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the board of trustees. From time to time, Technology Leaders Fund may participate in joint distribution activities with other funds and the costs of those activities will be borne by each fund in proportion to the relative net asset value of the participating fund.

COMPARISON OF MARYLAND CORPORATION AND MASSACHUSETTS BUSINESS TRUST

Characteristics of your fund, a Maryland Corporation

Governance and Management. Your fund is a Maryland corporation. The governing instruments of the your fund is its articles of incorporation and by-laws. The business and affairs of the fund are managed under the direction of the board of directors. The directors, in addition to reviewing the actions of the fund' investment adviser, decide upon matters of general policy at their regular meetings. The officers of the fund supervise the business of the fund.

Authorized Stock. Your fund is authorized to issue shares of capital stock and to increase or decrease the aggregate number of shares of common stock or the number of shares of common stock of any class or series that the fund has authority to issue. Each share is entitled to one vote on all questions relating to the fund, and each share is entitled to participate equally in dividends and capital gains distributions and in the residual assets in the event of liquidation.

Meetings. Under Maryland law, your fund, as a registered open-end investment company, is not required to hold annual shareholder meetings. Unless otherwise required by the 1940 Act, your fund has no intention of holding annual meetings of shareholders. Pursuant to the by-laws of your fund, special meetings of shareholders may be called at any time by the President, the Secretary, the Treasurer or by a majority of the board of directors or by the secretary upon the written request of shareholders entitled to cast not less than 10% of the votes entitled to be cast at such meeting, provided that such request shall state the purposes of such meeting and the matters proposed to be acted on.

Liability of Shareholders. Maryland law provides that shareholders of a Maryland corporation (such as the fund) are not generally subject to liability for the debts or obligations of the corporation.

Characteristics of Technology Leaders Fund, a series of a Massachusetts business trust.

Governance and Management. The fund is a series of John Hancock Equity Trust, a Massachusetts business trust (the "Trust"). The governing instrument of the Trust is its Agreement and Declaration of Trust (the "Declaration of Trust"). The Trustees of the Trust responsible for the management and supervision of the fund.

Share Capital and Classes. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the fund. As of the date of this proxy statement and prospectus, the Trustees authorized the issuance of four classes of shares of the fund, designated as Class A, Class B, Class C, and Class I. The shares of each class represent an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to these shareholders. Shares of each class entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights.

Meetings. Under Massachusetts law, the fund is not required to hold annual shareholder meetings for the fund. Unless otherwise required by the 1940 Act, the fund has no intention of holding annual meetings of shareholders. Pursuant to the Declaration of Trust, shareholders have power to vote only on certain matters, including (a) the election and removal of trustees; (b) approval of any investment management agreement; (c) termination of the fund; (d) certain amendments to the Declaration of Trust; and (e) such additional matters relating to the Trust as may be required by law or as the Trustees may consider desirable.

Liability of Shareholders. The Declaration of Trust of the contains an express disclaimer of shareholder liability for acts, obligations or affairs of Technology Leaders Fund and provides for indemnification out of the fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder.

Appraisal Rights

If the Reorganization is approved at the special meeting, shareholders of your fund will not have the right to dissent and obtain payment of the fair value of their shares because shareholders of the fund do not have appraisal rights under Maryland law and, in any event, the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercede state law. Shareholders of your fund, however, have the right to redeem their fund shares at net asset value until the closing date of the Reorganization.

VOTING RIGHTS AND REQUIRED VOTE

Each fund share is entitled to one vote. Approval of the proposal described above requires the affirmative vote of a majority of the shares of the Acquired Fund outstanding and entitled to vote on the proposal. For this purpose, a "majority of the shares of your fund outstanding and entitled to vote" means the vote of the lesser of:

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the fund.

---------------------------------------------------------------------------------------------------------
Shares                    Quorum                      Voting
---------------------------------------------------------------------------------------------------------
In General                All shares "present" in     Shares "present" in person will be voted in person
                          person or by proxy are      at the meeting. Shares present by proxy will be
                          counted toward a quorum.    voted in accordance with instructions.
---------------------------------------------------------------------------------------------------------
Proxy with no             Considered "present" at     Voted "for" a proposal.
Voting Instruction        meeting.
 (other than
Broker Non-Vote)
---------------------------------------------------------------------------------------------------------
Broker Non-Vote           Considered "present" at     Not voted. Same effect as a vote "against" a proposal.
                          meeting.
---------------------------------------------------------------------------------------------------------
Vote to Abstain           Considered "present" at     Not voted. Same effect as a vote "against" a proposal.
                          meeting.
---------------------------------------------------------------------------------------------------------

If the required approval of shareholders is not obtained with respect to the proposal, your fund will continue to engage in business as a separate mutual fund and the board of directors will consider what further action may be appropriate. This action could include, among other things, closing the fund.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by officers and employees of your fund; by personnel of your fund's investment adviser, JHA and its transfer agent, John Hancock Signature Services, Inc.; or by broker-dealer firms. John Hancock Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund.

Revoking Proxies

The Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with the Acquired Fund's transfer agent, or

o By returning a duly executed proxy with a later date before the time of the meeting, or

o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of April 8, 2005 (the "record date"), [ ] shares of common stock of the Acquired Fund were outstanding. Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. One-third of the shares of the Acquired Fund that are outstanding and entitled to vote will be considered a quorum for the transaction of business.

Other Business

The board of directors knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the votes cast on the adjournment. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the Reorganization against adjournment.

Shareholders' Proposals

The fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholder desiring to present a proposal for consideration at the next meeting for shareholders of the fund must submit the proposal in writing, so that it is received by the fund within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUND

To the knowledge of the fund, as of April 8, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of the fund:

[5% holder information to be provided]

[As of April 8, 2005, the directors and officers of the fund owned in the aggregate less than 1% of the outstanding shares of fund.]

INDEPENDENT ACCOUNTANTS

The financial highlights and financial statements of the Acquired Fund for the fiscal year ended October 31, 2004 are incorporated by reference into this proxy statement and prospectus. The financial statements for the fund's most recent fiscal year (but not for semi-annual periods) and financial highlights have been independently audited by Cohen McCurdy, Ltd. as stated in their reports appearing in the fund's annual report dated October 31, 2004, as filed with the SEC on January 10, 2005. Cohen McCurdy, Ltd. performs an annual audit of the fund's financial statements and financial highlights and provides financial, tax and accounting consulting services as requested.

AVAILABLE INFORMATION

Each fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C., and at the Midwest Regional Office (500 West Madison Street, Suite 1400, Chicago, Illinois). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this ___ day of ____, 2005, by and between John Hancock Equity Trust, a Massachusetts business trust (the "Acquiring Trust"), on behalf of John Hancock Technology Leaders Fund (the "Acquiring Fund"), a series of the Acquiring Trust with its principal place of business at 101 Huntington Avenue, Boston, Massachusetts 02199, and Light Revolution, Inc., (hereinafter "Light, Inc."), on behalf of its series Light Revolution Fund (the "Acquired Fund") with its principal place of business at 700 Court A, Tacoma, Washington 98402. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and each individually as a "Fund."

This Agreement is intended to be and is adopted as a plan of "reorganization" as such term is defined in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund (other than Excluded Assets as defined in Section 1.1) to the Acquiring Fund in exchange solely for (A) the issuance of Class A shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of (i) the liabilities of the Acquired Fund that are included in the calculation of net asset value ("NAV") on the Closing Date set forth below (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, Acquiring Trust and the Light Inc. are each registered investment companies classified as management companies of the open-end type, and the Acquired Fund owns securities that are generally assets of the character in which the Acquiring Fund is permitted to invest.

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquiring Fund shareholders.

WHEREAS, the Board of Directors of the Light Inc. has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares, and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquired Fund shareholders.

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets (other than Excluded Assets) as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined in the manner set forth in Paragraph 2.2; and (ii) to assume the Assumed Liabilities, as set forth in Paragraph 1.3. As used herein, "Excluded Assets" means (i) any "tail" or "run off" insurance acquired in connection with the Reorganization, (ii) the rights of the Acquired Fund under this Agreement; (iii) the rights of the Acquired Fund under agreements entered into with service providers solely to facilitate the termination of the Acquired Fund in accordance with this Agreement; and (iv) the rights of the Acquired Fund under the expense undertakings referred to in Section 9.2. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below). Prior to the Closing, the Acquired Fund shall estimate and accrue the expenses that the Acquired Fund anticipates that it will incur subsequent to the Closing in connection with the deregistration and termination of the Acquired Fund (other than expenses to be assumed as provided in Section 9.2) and the Acquiring Fund shall pay after the Closing Date any expense for which such an accrual has been made, up to the amount of such accrual.

1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property (other than the Excluded Assets), including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights of the Acquired Fund or Light Inc. with respect to the Acquired Fund, all other intangible property owned by the Acquired Fund, copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or to the extent agreed upon between the Acquired Fund and the Acquiring Trust, be provided access to) copies of all books and records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder.

(b) The Acquired Fund has caused its custodian to provide the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date immediately preceding the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof), but will not, without the prior approval of the Acquiring Fund, acquire any additional securities of the type in which the Acquiring Fund is not permitted to invest in accordance with its fundamental investment policies and restrictions that have been provided to the Acquired Fund in writing or any securities that are valued at "fair value" under the valuation procedures of either the Acquired Fund or the Acquiring Fund.

1.3 The Acquired Fund will use commercially reasonable efforts to discharge all the Acquired Fund's known liabilities and obligations that are or will become due prior to the Closing. The Acquiring Fund shall assume all of the Assumed Liabilities at Closing.

1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund shall be liquidated and the Acquired Fund shall distribute pro rata to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of regular trading on the New York Stock Exchange on the Closing Date, the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Such liquidation and distribution will be accomplished by the Acquired Fund instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the share records of the Acquiring Fund to open accounts on such share records in the names of the Acquired Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due to each such Shareholder. The Acquired Fund shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent for its Class A shares. If any Acquired Fund Shareholders holding certificates representing their ownership of shares of beneficial interest of the Acquired Fund do not surrender such certificates or deliver an affidavit with respect to lost certificates in such form and accompanied by such surety bonds as the Acquired Fund may require (collectively, an "Affidavit"), to John Hancock Signature Services, Inc. on or prior to the Closing Date, then unless and until any such certificate shall be so surrendered or an Affidavit relating thereto shall be delivered by an Acquired Fund Shareholder, dividends and other distributions payable by the Acquiring Fund subsequent to the Closing Date with respect to Acquiring Fund Shares shall be paid to such Acquired Fund Shareholder, but such Acquired Fund Shareholder may not redeem or transfer Acquiring Fund Shares received in the Reorganization. The Acquiring Fund will not issue share certificates in the Reorganization.

1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 The Acquired Fund shall effect, following the Closing Date, the transfer of the Acquired Assets by the Acquired Fund to the Acquiring Fund, and the distribution of the Acquiring Fund Shares by the Acquired Fund to the Acquired Fund Shareholders pursuant to Paragraph 1.5, and the Acquired Fund's existence as a management investment company organized as a corporation under the laws of the State of Maryland shall be terminated in accordance with the Acquired Fund's Certificate of Incorporation and By-Laws.

1.8 Any reporting responsibility of Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Assets shall, in each case, be determined as of the close of business (4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by The Bank of New York (the "Acquiring Fund Custodian") in the manner set forth in the Acquiring Trust's Declaration of Trust as amended and restated (the "Declaration") or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information; provided, however, if the Acquiring Fund has no assets as of the Closing Date (other than a nominal amount of assets represented by shares issued to the Acquiring Fund Adviser, or its affiliate, as the initial shareholder of the Acquiring Fund), the NAV of each Acquiring Fund Share shall be the same as the NAV of each share of the Acquired Fund. The NAV of the Acquired Assets shall be computed by Cohen McCurdy, Ltd. (the "Acquired Fund's Accountant") by calculating the value of the Acquired Assets and by subtracting therefrom the amount of the liabilities of the Acquired Fund on the Closing Date included on the face of the statement of assets and liabilities of the Acquired Fund delivered pursuant to Paragraph 5.7 (the "Statement of Assets and Liabilities"), said assets and liabilities to be valued in the manner set forth in the Acquired Fund's then current prospectus and statement of additional information. The Acquiring Fund Custodian shall confirm the NAV of the Acquired Assets.

2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Custodian by dividing the NAV of the Acquired Assets, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Custodian and the Acquired Fund Accountant, respectively, to deliver a copy of its valuation report, reviewed by the Acquiring Fund's independent accountants, to the other party at Closing. All computations of value shall be made by the Acquiring Fund Custodian and the Acquired Fund Accountant in accordance with its regular practice as custodian and pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

3. CLOSING AND CLOSING DATE

3.1 The Closing Date shall be June 17, 2005 or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided (the "Closing"). The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, or at such other place as the parties may agree.

3.2 Portfolio securities that are not held in book-entry form in the name of U.S. Bank, N.A. (the "Acquired Fund Custodian"), as custodian of the Acquired Fund and as record holder for the Acquired Fund, shall be presented by the Acquired Fund to the Acquiring Fund Custodian for examination no later than three business days preceding the Closing Date. Portfolio securities which are not held in book-entry form shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered to the Acquiring Fund by the Acquired Fund Custodian by recording the transfer of beneficial ownership thereof on the Acquired Fund Custodian's records.

3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets. Any cash delivered shall be in the form of currency or by the Acquired Fund Custodian crediting the Acquiring Fund's account maintained with the Acquiring Fund Custodian with immediately available funds by wire transfer pursuant to instructions delivered prior to Closing.

3.4 In the event that on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon is restricted, or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Assets pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5 The Acquired Fund shall cause its transfer agent to deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares of beneficial interest of the Acquired Fund owned by each such Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Acquired Fund and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Acquired Fund's records by such officers or one of the Acquired Fund's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund at the Closing (i) an instrument of assumption satisfactory to the Acquired Fund assuming all the Assumed Liabilities and (ii) a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES

4.1 Except as set forth on Schedule 4.1 hereto, the Acquired Fund represents and warrants and to the Acquiring Fund, which representations and warranties will be true and correct on the date hereof and at the time of the Closing on the Closing Date as though made on and as of the time of the Closing on the Closing Date, as follows:

(a) Light Inc. is a corporation validly existing and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement. The Acquired Fund is the sole series of Light Inc. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) Light Inc. is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect. Light Inc is a diversified investment company under the Investment Company Act;

(c) Neither Light Inc nor the Acquired Fund is in violation in any material respect of, and the execution, delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation in any material respect of, any provision of Light Inc.'s Articles of Incorporation or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which either Light Inc. or the Acquired Fund is a party or by which either Light Inc. or the Acquired Fund or their respective assets are bound;

(d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against either Light Inc. or the Acquired Fund or any of Light Inc.'s or the Acquired Fund's properties or assets, which if adversely determined, would materially and adversely affect its or the Acquiring Fund's financial condition, the conduct of its business or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither Light Inc. nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or the ability of either Light Inc., or the Acquired Fund to consummate the transactions herein contemplated or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

(e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement or agreements with service providers solely for the purpose of facilitating the termination of the Acquired
     Fund) which will not be terminated at or prior to the Closing Date, and no such termination will result in liability (including any termination fees or charges) to the Acquired Fund or the Acquiring Fund;

(f) The statement of assets and liabilities of the Acquired Fund, and the related statements of income and changes in net asset value as of and for the period ended October 31, 2004, have been audited by McCurdy & Associates, independent auditors, and are in accordance with GAAP consistently applied and fairly present, in all material respects, the financial condition of the Acquired Fund as of such dates and the results of its operations for the periods then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund required to be disclosed therein as of the respective dates thereof are disclosed therein. The Statement of Assets and Liabilities of the Acquired Fund to be delivered as of the Closing Date pursuant to Paragraph 5.7 will be in accordance with GAAP consistently applied and will fairly present, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities and subject to the undertakings referenced in Section 9.2, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed in the Acquired Fund's reports on Form N-SAR or Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists in the Acquired Fund's internal controls that would require the Acquiring Fund to make any such disclosure in the Acquiring Fund's Form N-CSR after the Closing Date;

(g) Since October 31, 2004, except as specifically disclosed in the Acquired Fund's prospectus or statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g), a decline in NAV per share of the Acquired Fund arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

(h) (A) For each taxable year of its operation since its inception (including the current taxable year), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

         (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed and that the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

         (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due (or adequate provision for such payment has been made in its financial statements in accordance with GAAP);

         (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities in all material respects and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns in all material respects;

         (E) Except as set forth on the Disclosure Schedule, the Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

         (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and no such deficiency has been proposed or threatened;

         (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

         (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

         (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

         (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

         (K) The Acquired Fund has not taken or agreed to take any action that would prevent the Reorganization from constituting a reorganization qualifying under Section 368(a)(1)(F) of the Code. The Acquired Fund is not aware of any agreement, plan or other circumstance that would prevent the Reorganization from qualifying as a reorganization under Section 368(a)(1)(F) of the Code;

         (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable and those that are being contested in good faith;

         (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

         (N) The Acquired Fund has not incurred (or been allocated) an "overall foreign loss" as defined in Section 904(f)(2) of the Code which has not been previously recaptured in full as provided in Sections 904(f)(2) and/or 904(f)(3) of the Code;

         (O) The Acquired Fund is not a party to a gain recognition agreement under Section 367 of the Code;

         (P) The Acquired Fund does not own any interest in an entity that is characterized as a partnership for income tax purposes;

         (Q) The Acquired Fund's Tax attributes are not limited, and will not be limited as a result of the Reorganization, under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

         (R) For purposes of this Agreement, "Taxes" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

(i) The authorized capital of the Acquired Fund consists of 500 million shares of common stock, at $0.0001 par value, all of a single class. All issued and outstanding shares of common stock of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding shares of common stock of the Acquired Fund will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares of common stock of the Acquired Fund, nor is there outstanding any security convertible into any of its shares of common stock of the Acquired Fund;

(j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and subject to the approval of Acquired Fund Shareholders, full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(k) The Acquired Fund has the corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Acquired Fund has been duly authorized by all necessary action on the part of Light Inc.'s Board of Directors, and, subject to the approval of the Acquired Fund Shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;

(m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Trust's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements, in light of the circumstances under which such statements were made, therein not misleading;

(n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required on the part of the Acquired Fund for the consummation by the Acquired Fund of the transactions contemplated by this Agreement;

(o) All issued and outstanding common stock of the Acquired Fund has been (i) duly and validly issued and outstanding, fully paid and non-assessable and
     (ii) offered for sale and sold in all material respects in accordance with applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(p) The prospectus and statement of additional information of the Acquired Fund, each dated February 25, 2005 (collectively, the "Acquired Fund Prospectus"), and any amendments or supplements thereto, furnished to the Acquiring Fund, conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not misleading;

(q) The Acquired Fund currently complies in all material respects with, and, to the knowledge of the Acquired Fund, since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act and state "Blue Sky" laws. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable and to the knowledge of the Acquired Fund, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of applicable federal securities laws and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(r) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulation thereunder and, to the knowledge of the Acquired Fund, the rules of the NASD;

(s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act or been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Adviser Act") or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(t) The Acquired Fund Tax Representation Certificate to be delivered by the Acquired Fund to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Acquired Fund does not know as of the date of this Agreement of any redemption that would be required to be disclosed on a schedule to the Acquired Fund Tax Representation Certificate.

4.2 Except as set forth on Schedule 4.2 hereto, the Acquiring Trust, for itself and on behalf of the Acquiring Fund represents and warrants to the Acquired Fund, which representations and warranties will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquiring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to perform the obligations under this Agreement. Neither the Acquiring Trust nor the Acquiring Fund is required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Trust and the Acquiring Fund have all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted. The Acquiring Fund is a series of the Acquiring Trust and will have no issued or outstanding shares prior to the Closing Date other than those issued to John Hancock Advisers, LLC (or one of its affiliates);

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The Acquiring Trust's post-effective amendment to its registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of its date and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(d) The Registration Statement, the Proxy Statement, prospectus and statement of additional information with respect to the Acquiring Fund, each dated May ___, 2005, and any amendments or supplements thereto on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement nor the prospectus and statement of additional information with respect to the Acquiring Fund (any amendments or supplements thereto on or prior to the Closing Date) included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes, or as of the Closing Date will include, any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) The Acquiring Trust and the Acquiring Fund are not in violation of, and the execution and delivery of this Agreement and performance of their obligations under this Agreement will not result in a violation of, any provisions of the Acquiring Trust's Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund or any of their assets is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Trust or the Acquiring Fund or any of the Acquiring Fund's properties or assets, which if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquiring Trust knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

(g) The Acquiring Fund intends to qualify as a regulated investment company under Section 851 of the Code. The Acquiring Fund is and as of and after the Closing will be a "fund" as defined in Section 851(g)(2) of the Code. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act and state "Blue Sky" laws. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable and to the knowledge of the Acquiring Fund, the Conduct Rules of the NASD. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable federal securities laws and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(h) The authorized capital of the Acquiring Trust consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement, will have been duly authorized on the Closing Date and, when so issued and delivered, will be issued in compliance with all applicable federal and sate securities laws and will be duly and validly issued, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(i) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Acquiring Trust and/or the Acquiring Fund has been duly authorized by all necessary action on the part of the Acquiring Trust, the Acquiring Fund and their Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Trust and Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(j) The information to be furnished by the Acquiring Trust, the Acquiring Fund or John Hancock Advisers, LLC for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(k) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund or the Acquiring Trust, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(l) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

(m) The Acquiring Fund Tax Representation Certificate to be delivered by the Acquiring Fund to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(n) Neither the Acquiring Trust nor the Acquiring Fund has taken, or caused to be taken, or agreed to take, or caused to be taken, any action that would prevent the Reorganization from constituting a reorganization qualifying under Section 368(a) of the Code. The Acquiring Trust is not aware of any agreement, plan or other circumstance that would prevent the Reorganization from qualifying as a reorganization under Section 368(a) of the Code.

(o) Prior to the Closing, the Acquiring Fund shall not have commenced investment operations and shall not have conducted any business, except for business in connection with its organization or incidental to the performance of its obligations under this Agreement.

(p) The Statement of Assets and Liabilities of the Acquiring Fund delivered pursuant to Section 5.8 will fairly present in all material respects the financial condition of the Acquiring Fund as of that date.

5. COVENANTS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1 Except as contemplated by this Agreement, the Acquired Fund will operate the Acquired Fund's business in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of dividends and distributions determined by the Acquired Fund to be necessary or advisable (except to the extent dividends or distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2 Light Inc. on behalf of the Acquired Fund will call a special meeting of Acquired Fund Shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

5.3 The Acquiring Trust will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement on Form N-14 relating to the Reorganization. The Proxy Materials and Registration Statement shall be prepared in accordance with the requirements of the Securities Act, Exchange Act and Investment Company Act, as applicable. The Acquiring Fund shall provide the Acquired Fund copies of the Proxy Materials and Registration Statement and all amendments or supplements thereto prior to filing and incorporate any Acquired Fund comments prior to filing. The Acquired Fund will provide the Acquiring Trust with information reasonably necessary for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act. The Acquiring Trust and Acquiring Fund will provide the Acquired Fund and its counsel with the substance of communications received from the staff of the Commission with regard to the Registration Statement, and the parties will cooperate in revising, if necessary, the Registration Statement to comply with such comments.

5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires, and the Acquired Fund is lawfully permitted to provide, concerning the beneficial ownership of the Acquired Fund's shares.

5.6 Subject to the provisions of this Agreement, each of the Acquired Fund and the Acquiring Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date the Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date setting forth the NAV of the Acquired Assets and the Assumed Liabilities as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the President of the Acquired Fund.

5.8 The Acquiring Fund shall furnish to the Acquired Fund on the Closing Date the Statement of Assets and Liabilities of the Acquiring Fund as of the Closing Date setting forth the NAV of the Acquiring Fund's assets and liabilities as of the Valuation Time, which statement shall be certified by the Acquiring Trust's Treasurer or Assistant Treasurer

5.9 Neither the Acquired Fund nor the Acquiring Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate, and with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

5.10 Light Inc. shall cause Light Index Investment Company to maintain errors and omissions insurance covering management to the Acquired Fund prior to and including the Closing Date.

5.11 From and after the date of this Agreement, each of the Funds and the Acquiring Trust and Light Inc. shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code. The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and shall not take any position inconsistent with such treatment.

5.12 From and after the date of this Agreement and through the time of the Closing on the Closing Date, Light Inc. shall use its commercially reasonable efforts to cause the Acquired Fund to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Acquired Fund from qualifying as a regulated investment company under the provisions of Subchapter M of the Code. From and after the date of this Agreement, the Acquiring Trust shall use its commercially reasonable efforts to cause the Acquiring Fund to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken which action or failure to act could prevent the Acquiring Fund from qualifying, as a regulated investment company under the provisions of Subchapter M of the Code.

5.13 Acquired Fund shall prepare, or cause to be prepared, any Tax Returns of the Acquired Fund for its taxable year that ends on or before the Closing Date and shall timely file, or cause to be timely filed, such Tax Returns.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund and the Acquiring Trust of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

6.1 All representations and warranties by or on behalf of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects (without giving effect to any materiality qualification included in such representation and warranties) as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the Acquiring Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust on behalf of the Acquiring Fund made in this Agreement are true and correct in all material respects (without giving effect to any materiality qualification included in such representation and warranties) at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Section 6 have been met, and as to such other matters as the Acquired Fund shall reasonably request;

6.3 The Acquiring Fund shall have delivered to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquired Fund, substantially in the form attached to this Agreement as Annex A, concerning certain tax-related matters with respect to the Acquiring Fund; and

6.4 The Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization.

6.5 The Acquired Fund shall have received an opinion of counsel, who may be an employee or officer of John Hancock Advisers, LLC, dated as of the Closing Date in form and substance reasonably satisfactory to the Acquired Fund to the effect that (a) the Acquiring Trust is a business trust validly existing under the laws of Massachusetts, (b) the Acquiring Fund is a legally designated, separate series of the Acquiring Trust, (c) the Acquiring Fund Shares to be issued to the Acquired Fund and credited to the accounts of the Acquired Fund Shareholders pursuant to this Agreement are duly registered under the Securities Act on the appropriate form and are duly authorized and upon issuance will be validly issued and outstanding in fully paid and non-assessable and (d) each of the Registration Statement and Acquiring Trust's post-effective amendment to its registration statement on Form N-1A reflecting the creation of the Acquiring Fund has become effective with the Commission and, to the best of such counsel's knowledge, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or threatened.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by Light Inc. and the Acquired Fund of all the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1 All representations and warranties by Light Inc. and the Acquired Fund contained in this Agreement shall be true and correct in all material respects (without giving effect to any materiality qualification included in such representations and warranties) as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement or set forth in writing in a disclosure schedule delivered to the Acquiring Fund prior to the execution of this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 The Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by Light Inc.'s President;

7.3 The Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the name of the Acquired Fund by Light Inc.'s President or Secretary, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Light Inc. and the Acquired Fund contained in this Agreement are true and correct in all material respects (without giving effect to any materiality qualification included in such representation and warranties) at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement or set forth in writing in a disclosure schedule delivered to the Acquiring Fund prior to the execution of this Agreement, that each of the conditions to closing in this Section 7 have been met, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4 The Acquired Fund shall have delivered to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund, substantially in the form attached to this Agreement as Annex B, concerning certain tax-related matters with respect to the Acquired Fund;

7.5 The Board of Directors of the Light Inc. shall have determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing the Acquired Fund Shareholders would not be diluted as a result of the Reorganization; and

7.6 The Acquiring Fund shall have received an opinion of counsel from Venable, LLP, special Maryland counsel, dated as of the Closing Date, in form and substance reasonably satisfactory to the Acquiring Fund to the effect that (a) Light Inc. is a corporations validly existing under the laws of the State of Maryland, (b) the Acquired Fund is a legally designated, separate series of Light Inc., and (c) this Agreement has been duly authorized by all required corporate action on the part of Light Inc. and the Acquired Fund and constitutes a legal and binding obligation of Light Inc. on behalf of the Acquired Fund, enforceable in accordance with its terms.

8. FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below are not satisfied as of the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund Shareholders in accordance with the provisions of Light Inc.'s Articles of Incorporation and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4 Each of the Acquiring Trust's Registration Statement on Form N-14 and the post-effective amendment to the Acquiring Trust's Registration Statement on Form N-1A adding the Acquiring Fund as a series of the Acquiring Trust (and reflecting the Acquiring Fund as the accounting successor of the Acquired Fund) shall have become effective under the Securities Act and no stop orders suspending the effectiveness of either of such Registration Statements shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Acquired Fund and the Acquiring Trust, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their shares of beneficial interest of the Acquired Fund and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Notwithstanding anything herein to the contrary, neither of the Acquiring Trust and the Acquired Fund may waive the conditions set forth in this Paragraph 8.5.

9. BROKERAGE FEES AND EXPENSES

9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 The parties have been informed by John Hancock Advisers, LLC that it will pay the expenses, including the cost of "tail" directors and officers insurance coverage, of the Acquired Fund incurred by or on behalf of the Acquired Fund in connection with the Reorganization whether or not the Reorganization is completed; provided, that John Hancock Advisers, LLC will not pay for any such expenses beyond the aggregate amount of $200,000. The parties have been informed by Light Index Investment Company that it will pay any expenses incurred by or on behalf of the Acquired Fund in connection with the Reorganization in excess of $200,000.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Acquired Fund each agree that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and consequently, after the Closing, no party shall have recourse against any other party (or John Hancock Advisers LLC) with respect to a breach of such representation and warranties.

11. TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

(a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date that has not been cured within ten (10) business days after written notice thereof;

(b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

(c) by resolution of the Acquiring Trust's Board of Trustees, including a majority of the Trustees who are not affiliated with John Hancock Advisors LLC, if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

(d) by resolution of Light Inc.'s Board of Directors if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund or the Acquired Fund Shareholders; or

(e) if the transactions contemplated by this Agreement shall not have occurred on or prior to June 30, 2005 or such other date as the parties may mutually agree upon in writing.

11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, or the Acquired Fund, or the Trustees, directors or officers of the Acquiring Trust or Light Inc., but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to the detriment of the Acquired Fund Shareholders without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to (i) the Acquired Fund, c/o Henry Hewitt, with copies to Light Index Investment Company, 700 Court A, Tacoma, Washington 98402, Attention: Henry Hewitt, and Kirkland & Ellis LLP, 200 East Randolph Drive, Chicago, Illinois 60601, Attention: Scott A. Moehrke , and (ii) the Acquiring Fund c/o John Hancock Advisers, LLC, 101 Huntington Avenue, Boston, Massachusetts 02199, Attention: Susan S. Newton, with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: David C. Phelan.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 It is expressly agreed that the obligations of the Acquiring Trust or Light Inc. shall not be binding upon any of their respective trustees, directors, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the instruments governing the Acquiring Trust and the Acquired Fund, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and the directors of Light Inc., and this Agreement has been executed by the authorized officers of the Acquiring Trust and Light Inc, and neither such authorization by such trustees and directors nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or shall impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the instruments governing the Acquiring Trust and Light Inc., respectively.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary, Assistant Secretary or other authorized officer.


Attest:                                     LIGHT REVOLUTION FUND Inc., on behalf
                                            of its Series, LIGHT REVOLUTION FUND

By:_____________________________            By:________________________________________

Name:                                       Name:
Title:                                      Title:

Attest:                                     JOHN HANCOCK EQUITY TRUST, on behalf of
                                            JOHN HANCOCK TECHNOLOGY LEADER FUND

By:_____________________________            By:________________________________________

Name:                                       Name:
Title:                                      Title:

                                                VOTE TODAY BY MAIL, TOUCH-TONE
                                                PHONE OR THE INTERNET CALL TOLL-
                                                FREE 1-888-221-0697 OR LOG ON TO
                                                www.proxyweb.com





Light Revolution Fund, Inc.
SPECIAL MEETING OF SHAREHOLDERS- June 15, 2005
PROXY SOLICITATION BY THE BOARD OF TRUSTEES


         The undersigned, revoking previous proxies, hereby appoint(s) ____________________________ with full power of substitution in each, to vote all the shares of beneficial interest of Light Revolution Fund, Inc. (your fund) which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of your fund to be held at the offices of 700 Court A, Tacoma, Washington on Wednesday, June 15, 2005 at 9:00 a.m., local time, and any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated May 9, 2005 is hereby acknowledged.


                                      Date________________________________, 2005


                                            PLEASE SIGN, DATE AND RETURN
                                            PROMPTLY IN ENCLOSED ENVELOPE

                                 -----------------------------------------------

                                 -----------------------------------------------
                                                    Signature(s)

                           NOTE: Signature(s) should agree with the name(s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                              VOTE THIS PROXY CARD TODAY!
                                              YOUR PROMPT RESPONSE WILL SAVE
                                              THE EXPENSE OF ADDITIONAL MAILINGS



THIS PROXY WILL BE VOTED IN FAVOR OF ("FOR") PROPOSAL 1 IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGEMENT.


              PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW.


(1) To approve an Agreement and Plan of Reorganization between Light Revolution Fund ("your fund") and John Hancock Technology Leaders Fund (the "John Hancock Fund"). Under this Agreement, as more fully described in the accompanying proxy statement, your fund will transfer all of its assets to the John Hancock Fund in exchange for Class A shares of the John Hancock Fund, a newly-created fund with substantially similar investment objectives and policies as your fund.

                        FOR [ ] AGAINST [ ] ABSTAIN [ ]


           PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD

JOHN HANCOCK
Technology
Leaders Fund

PROSPECTUS                                                            __.__.2005

[JOHN HANCOCK FUNDS LOGO]

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

CONTENTS

JOHN HANCOCK TECHNOLOGY LEADERS FUND                                  4

YOUR ACCOUNT

CHOOSING A SHARE CLASS                                                6
HOW SALES CHARGES ARE CALCULATED                                      6
SALES CHARGE REDUCTIONS AND WAIVERS                                   7
OPENING AN ACCOUNT                                                    8
BUYING SHARES                                                         9
SELLING SHARES                                                       10
TRANSACTION POLICIES                                                 12
DIVIDENDS AND ACCOUNT POLICIES                                       13
ADDITIONAL INVESTOR SERVICES                                         13

FUND DETAILS

BUSINESS STRUCTURE                                                   14
FINANCIAL HIGHLIGHTS                                                 15

FOR MORE INFORMATION                                         BACK COVER

TECHNOLOGY LEADERS FUND

[GRAPHIC]

GOAL AND STRATEGY

The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in companies that the manager believes are, or have the potential to be technology leaders. These companies may be in a variety of businesses including computer hardware, computer software and telecommunications, but may also be in financial services, health care or other businesses that may benefit from the processing or delivery of information or from the use or commercial application of scientific or technological discoveries.

In managing the portfolio, the manager focuses on securities which tend to be growth-oriented investments, but uses a value-based investment methodology to identify securities which the manager believes are undervalued relative to their intrinsic worth and possess characteristics which will lead to a higher market price over time. The manager may select investments to be included in the portfolio from those in the Light Index. The Light Index is a stock index which was developed and is published by Light Index Investment Company. The fund's Adviser has entered into an agreement with Henry Hewitt, President and majority shareholder of Light Index Investment Company, to provide consulting services to the fund including the use of the Light Index as a source of potential investment universe companies for the fund.

The manager will select particular companies for purchase by the fund based upon a review of various attributes, including sales growth and research and development expenditures. The manager may sell the stock of particular companies for a variety of reasons including a determination that a company is no longer a leading firm in its segment of the market.

As a result of its investment strategy, the fund typically invests in large-capitalization companies (companies in the capitalization range of the Standard & Poor's 500 Index, which was $566 million to $381.7 billion as of February 28, 2005).

The fund may invest up to 10% of net assets in debt securities of any maturity, including bonds rated as low as CC/Ca and their unrated equivalents. (Bonds rated below BBB/Baa are considered junk bonds.) The fund may also invest in certain higher-risk securities, including securities that are not publicly offered or traded, called restricted securities.

The fund may use certain derivatives (investments whose value is based on indexes, securities or currencies).

In abnormal circumstances, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable contributions.

[GRAPHIC]

PAST PERFORMANCE

This section normally shows how the fund's total return has varied from year to year, along with a broad-based market index for reference. Performance information is not shown because the fund has not yet commenced operations. If approved by the shareholders of Light Revolution Fund, the fund will acquire all of the assets of Light Revolution Fund on June 17, 2005, pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. As successor to Light Revolution Fund, the fund will assume that fund's historical performance record after the reorganization. For the past performance of Light Revolution Fund, see the Light Revolution Fund prospectus dated February 25, 2005.

[GRAPHIC]

MAIN RISKS

The value of your investment will fluctuate in response to stock market movements.

The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Technology companies may face special risks, such as short product cycles that are difficult to predict. Large capitalization stocks as a group could fall out of favor with the market. Some technology companies are smaller companies that may have limited product lines and financial and managerial resources, making them vulnerable to isolated business setbacks.

Stocks of technology companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

-     Certain derivatives could produce disproportionate losses.

- Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

- Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

- In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in this fund.

[GRAPHIC]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets, and therefore are paid by shareholders indirectly. The figures below show estimated annual expenses. Actual expenses may be greater or less.

SHAREHOLDER TRANSACTION EXPENSES(1)                                                      CLASS A        CLASS B         CLASS C
Maximum front-end sales charge (load) on purchases as a % of purchase price                5.00%           none            none
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever
 is less                                                                                    none(2)       5.00%           1.00%

ANNUAL OPERATING EXPENSES                            CLASS A        CLASS B       CLASS C
Management fee                                        1.00%          1.00%         1.00%
Distribution and service (12b-1) fees                 0.30%          1.00%         1.00%
Other expenses                                        1.15%          1.15%         1.15%
Total fund operating expenses                         2.45%          3.15%         3.15%
Contractual expense reimbursement
 (at least until 6-16-06)                             0.65%          0.65%         0.65%
Net annual operating expenses                         1.80%          2.50%         2.50%

The hypothetical example below shows what your expenses would be after the expense reimbursement (through June 16, 2006) if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the fund's actual expenses and returns, either past or future.

EXPENSES                             YEAR 1      YEAR 3     YEAR 5      YEAR 10
Class A                               $674       $1,165     $1,683       $3,099
Class B with redemption               $753       $1,209     $1,791       $3,249
Class B without redemption            $253       $  909     $1,591       $3,249
Class C with redemption               $353       $  909     $1,591       $3,411
Class C without redemption            $253       $  909     $1,591       $3,411

(1) A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

PORTFOLIO MANAGER

ANURAG PANDIT, CFA
Joined fund team in 2005
Senior Vice president
Joined John Hancock Advisers in 1996
Began business career in 1984

The fund's Statement of Additional Information includes additional details about the portfolio manager, including information about his compensation, accounts he manages other than the fund, and his ownership of fund securities, if any.

FUND CODES

CLASS A         Ticker           DSISX
                CUSIP            --
                Newspaper        --
                SEC number       811-4079
                JH fund number   06

CLASS B         Ticker           --
                CUSIP            --
                Newspaper        --
                SEC number       811-4079
                JH fund number   106

CLASS C         Ticker           --
                CUSIP            --
                Newspaper        --
                SEC number       811-4079
                JH fund number   506

YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

CLASS A

-     A front-end sales charge, as described at right.

-     Distribution and service (12b-1) fees of 0.30%.

CLASS B

-     No front-end sales charge; all your money goes to work for you right away.

-     Distribution and service (12b-1) fees of 1.00%.

-     A deferred sales charge, as described on following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

-     No front-end sales charge; all your money goes to work for you right away.

-     Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

INVESTORS PURCHASING $1 MILLION OR MORE OF CLASS B OR CLASS C SHARES MAY WANT TO CONSIDER THE LOWER OPERATING EXPENSES OF CLASS A SHARES.

For actual past expenses of each share class, see the fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer receives a percentage of these sales charges and fees. In addition, John Hancock Funds may pay significant compensation out of its own resources to your broker-dealer.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

HOW SALES CHARGES ARE CALCULATED

CLASS A Sales charges are as follows:

CLASS A SALES CHARGES

                                AS A % OF          AS A % OF YOUR
YOUR INVESTMENT              OFFERING PRICE*         INVESTMENT
Up to $49,999                     5.00%                 5.26%
$50,000 - $99,999                 4.50%                 4.71%
$100,000 - $249,999               3.50%                 3.63%
$250,000 - $499,000               2.50%                 2.56%
$500,000 - $999,999               2.00%                 2.04%
$1,000,000 and over             See below

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock mutual funds. TO RECEIVE THE REDUCED SALES CHARGE, YOU MUST TELL YOUR BROKER OR FINANCIAL ADVISER AT THE TIME YOU PURCHASE A FUND'S CLASS A SHARES ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS HELD BY YOU, YOUR SPOUSE OR YOUR CHILDREN UNDER THE AGE OF 21. This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial adviser or refer to the section entitled "Initial Sales Charge on Class A Shares" in the funds' Statement of Additional Information. You may request a Statement of Additional Information from your broker or financial adviser, access the funds' Web site at www.jhfunds.com or call 1-800-225-5291.

INVESTMENTS OF $1 MILLION OR MORE Class A shares are available with no front-end sales charge. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

CLASS A DEFERRED CHARGES ON $1 MILLION+ INVESTMENTS

                                  CDSC ON SHARES
YOUR INVESTMENT                     BEING SOLD
First $1M - $4,999,999                 1.00%
Next $1 - $5M above that               0.50%
Next $1 or more above that             0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

6 YOUR ACCOUNT

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

CLASS B AND CLASS C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

CLASS B DEFERRED CHARGES

                                  CDSC ON SHARES
YEARS AFTER PURCHASE                BEING SOLD
1st year                               5.00%
2nd year                               4.00%
3rd or 4th year                        3.00%
5th year                               2.00%
6th year                               1.00%
After 6th year                          none

CLASS C DEFERRED CHARGES

YEARS AFTER PURCHASE                    CDSC
1st year                               1.00%
After 1st year                          none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not quality unless you have already paid a sales charge on those shares.

- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

- Combination Privilege -- lets you combine Class A shares of multiple funds for purposes of calculating the sales charge.

TO UTILIZE ANY REDUCTION YOU MUST: COMPLETE THE APPROPRIATE SECTION OF YOUR APPLICATION, OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

GROUP INVESTMENT PROGRAM A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250 per account opened) and individual investors may close their accounts at any time.

TO UTILIZE THIS PROGRAM YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES TO FIND OUT HOW TO QUALIFY. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

                                                                  YOUR ACCOUNT 7

CDSC WAIVERS As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

-     to make payments through certain systematic withdrawal plans

- certain retirement plans participating in Merrill Lynch or PruSolutions(SM) programs

- redemptions pursuant to the fund's right to liquidate an account less than $1,000

- redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

-     to make certain distributions from a retirement plan

-     because of shareholder death or disability

TO UTILIZE THIS WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

REINSTATEMENT PRIVILEGE If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds in the same share class of any John Hancock fund within 120 days without a sales charge, as long as Signature Services is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

TO UTILIZE A PRIVILEGE YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

- selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

- financial representatives utilizing fund shares in fee-based or wrap investment products under signed fee-based or wrap agreement with John Hancock funds

- fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

- individuals transferring assets from an employee benefit plan into a John Hancock fund

- participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

- participants in certain 529 plans that have a signed agreement with John Hancock Funds (one-year CDSC may apply)

- certain retirement plans participating in Merrill Lynch or PruSolutions(SM) programs

- any shareholder account of Light Revolution Fund registered on the books of Light Revolution Fund in the shareholder's name (i.e., not in the name of a broker or other omnibus account) as of June 17, 2005

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

OTHER WAIVERS Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

- exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transactions Policies" in this prospectus for additional details)

- dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

OPENING AN ACCOUNT

1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      -     non-retirement account: $1,000

      -     retirement account: $500

      -     group investments: $250

      - Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 a month

      - there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with John Hancock funds

3 All shareholders must complete the account application, carefully following the instructions. When opening a corporate account, you must submit: (1) a new account application; (2) a corporate business/organization resolution certified within the past 12 months or a John Hancock Funds business/organization certification form; and (3) articles of incorporation or a government-issued business license. When opening a trust account, you must submit: (1) a new account application and (2) a copy of the trust document certified within the past 12 months. You must notify your financial representative or Signature Services if this information changes. Signature Services reserves the right to require additional documentation prior to opening any account. For more details, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.

8 YOUR ACCOUNT

BUYING SHARES

                       OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
BY CHECK

[GRAPHIC]   -  Make out a check for the investment            -  Make out a check for the investment
               amount, payable to "John Hancock                  amount payable to "John Hancock
               Signature Services, Inc."                         Signature Services, Inc."

            -  Deliver the check and your completed           -  Fill out the detachable investment slip
               application to your financial                     from an account statement. If no slip is
               representative, or mail them to                   available, include a note specifying the
               Signature Services (address below).               fund name, your share class, your
                                                                 account number and the name(s) in which
                                                                 the account is registered.

                                                              -  Deliver the check and your investment
                                                                 slip or note to your financial
                                                                 representative, or mail them to
                                                                 Signature Services (address below).

BY EXCHANGE

[GRAPHIC]   -  Call your financial representative or          -  Log on to www.jhfunds.com to process
               Signature Services to request an                  exchanges between funds.
               exchange.
                                                              -  Call EASI-Line for automated service 24
                                                                 hours a day using your touch-tone phone
                                                                 at 1-800-338-8080.

                                                              -  Call your financial representative or
                                                                 Signature Services to request an
                                                                 exchange.

BY WIRE

[GRAPHIC]   -  Deliver your completed application to          -  Instruct your bank to wire the amount of
               your financial representative, or mail            your investment to:
               it to Signature Services.
                                                                      First Signature Bank & Trust
            -  Obtain your account number by calling                  Account # 900000260
               your financial representative or                       Routing # 211475000
               Signature Services.
                                                              Specify the fund name, your share class,
            -  Instruct your bank to wire the amount of       your account number and the name(s) in
               your investment to:                            which the account is registered. Your bank
                                                              may charge a fee to wire funds.
                    First Signature Bank & Trust
                    Account # 900000260
                    Routing # 211475000

            Specify the fund name, your choice of share class, the new account number and the name(s) in which the account is registered.
            Your bank may charge a fee to wire funds.

BY INTERNET

[GRAPHIC]   See "By exchange" and "By wire."                  -  Verify that your bank or credit union is
                                                                 a member of the Automated Clearing House
                                                                 (ACH) system.

                                                              -  Complete the "Bank Information" section
                                                                 on your account application.

                                                              -  Log on to www.jhfunds.com to initiate
                                                                 purchases using your authorized bank
                                                                 account.

BY PHONE

[GRAPHIC]   See "By exchange" and "By wire."                  -  Verify that your bank or credit union is
                                                                 a member of the Automated Clearing House
                                                                 (ACH) system.

                                                              -  Complete the "Bank Information" section
                                                                 on your account application.

                                                              -  Call EASI-Line for automated service 24
                                                                 hours a day using your touch-tone phone
                                                                 at 1-800-338-8080.

                                                              -  Call your financial representative or
                                                                 call Signature Services between 8
                                                                 A.M. and 7 P.M. Eastern Time on most
                                                                 business days.

To open or add to an account using the Monthly Automatic Accumulation Program, see "Additional investor services."

ADDRESS:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

                                                                  YOUR ACCOUNT 9

SELLING SHARES

                                                                  TO SELL SOME OR ALL OF YOUR SHARES
BY LETTER

[GRAPHIC]   -  Accounts of any type.                          -  Write a letter of instruction or
                                                                 complete a stock power indicating the
            -  Sales of any amount.                              fund name, your share class, your
                                                                 account number, the name(s) in which the
                                                                 account is registered and the dollar
                                                                 value or number of shares you wish to
                                                                 sell.

                                                              -  Include all signatures and any
                                                                 additional documents that may be
                                                                 required (see next page).

                                                              -  Mail the materials to Signature
                                                                 Services.

                                                              -  A check will be mailed to the name(s)
                                                                 and address in which the account is
                                                                 registered, or otherwise according to
                                                                 your letter of instruction.

BY INTERNET

[GRAPHIC]   -  Most accounts.                                 -  Log on to www.jhfunds.com to initiate
                                                                 redemptions from your funds.
            -  Sales of up to $100,000.

BY PHONE

[GRAPHIC]   -  Most accounts.                                 -  Call EASI-Line for automated service 24
                                                                 hours a day using your touch-tone phone
            -  Sales of up to $100,000.                          at 1-800-338-8080.

                                                              -  Call your financial representative or
                                                                 call Signature Services between 8
                                                                 A.M. and 7 P.M. Eastern Time on most
                                                                 business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

[GRAPHIC]   -  Requests by letter to sell any amount.         -  To verify that the Internet or telephone
                                                                 redemption privilege is in place on an
            -  Requests by Internet or phone to sell up          account, or to request the form to add
               to $100,000.                                      it to an existing account, call
                                                                 Signature Services.

                                                              -  Amounts of $1,000 or more will be wired
                                                                 on the next business day. A $4 fee will
                                                                 be deducted from your account.

                                                              -  Amounts of less than $1,000 may be sent
                                                                 by EFT or by check. Funds from EFT
                                                                 transactions are generally available by
                                                                 the second business day. Your bank may
                                                                 charge a fee for this service.

BY EXCHANGE

[GRAPHIC]   -  Accounts of any type.                          -  Obtain a current prospectus for the fund
                                                                 into which you are exchanging by Internet
            -  Sales of any amount.                              or by calling your financial
                                                                 representative or Signature Services.

                                                              -  Log on to www.jhfunds.com to process
                                                                 exchanges between your funds.

                                                              -  Call EASI-Line for automated service 24
                                                                 hours a day using your touch-tone phone
                                                                 at 1-800-338-8080.

                                                              -  Call your financial representative or
                                                                 Signature Services to request an
                                                                 exchange.

To sell shares through a systematic withdrawal plan, see "Additional investor services."

10 YOUR ACCOUNT

SELLING SHARES IN WRITING In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

      -     your address of record has changed within the past 30 days

      -     you are selling more than $100,000 worth of shares

      - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

                          SELLER                                           REQUIREMENTS FOR WRITTEN REQUESTS [GRAPHIC]
Owners of individual, joint or UGMA/UTMA accounts (custodial      -  Letter of instruction.
accounts for minors).
                                                                  -  On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the
                                                                     account is registered.

                                                                  -  Signature guarantee if applicable (see above).

Owners of corporate, sole proprietorship, general partner or      -  Letter of instruction.
association accounts.
                                                                  -  Corporate business/organization resolution, certified
                                                                     within the past 12 months, or a John Hancock Funds
                                                                     business/organization certification form.

                                                                  -  On the letter and the resolution, the signature of the
                                                                     person(s) authorized to sign for the account.

                                                                  -  Signature guarantee if applicable (see above).

Owners or trustees of trust accounts.                             -  Letter of instruction.

                                                                  -  On the letter, the signature(s) of the trustee(s).

                                                                  -  Copy of the trust document certified within the past 12 months or a John Hancock Funds trust certification form.

                                                                  -  Signature guarantee if applicable (see above).

Joint tenancy shareholders with rights of survivorship with a     -  Letter of instruction signed by surviving tenant.
deceased co-tenant(s).
                                                                  -  Copy of death certificate.

                                                                  -  Signature guarantee if applicable (see above).

Executors of shareholder estates.                                 -  Letter of instruction signed by executor.

                                                                  -  Copy of order appointing executor, certified within the past 12 months.

                                                                  -  Signature guarantee if applicable (see above).

Administrators, conservators, guardians and other sellers or      -  Call 1-800-225-5291 for instructions.
account types not listed above.

ADDRESS:

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

                                                                 YOUR ACCOUNT 11

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value (NAV) per share for each class of the fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). The fund generally values its portfolio of equity securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not readily available or are considered by the Adviser to be unreliable, the fund may use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Board of Trustees. All methods of determining the value of a security used by the fund, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by the fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events, the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. In those circumstances when the fund believes the price of the security may be affected, the fund uses the fair value of the security. In certain circumstances a fund may use a pricing service for this purpose. Foreign stocks or other portfolio securities held by the fund may trade on U.S. holidays and weekends, even though the fund's shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services. Certain types of securities, including some fixed-income securities, are regularly priced using fair value rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the statement of additional information.

BUY AND SELL PRICES When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

EXCESSIVE TRADING The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel, consistent with applicable law, for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitations on exchange activity" described below if the fund or its agents determine that accepting the order could interfere with the efficient management of the fund's portfolio, or otherwise not be in the fund's best interest, in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund's judgment, such delay would be in the fund's best

12 YOUR ACCOUNT
interest, in which case both the redemption and purchase side of the exchange will receive the fund's net asset values at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES The fund's Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

LIMITATIONS ON EXCHANGE ACTIVITY The fund, through its agents, undertakes to use its best efforts to exercise the fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders".

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund's ability to monitor exchange activity, as discussed under "Limitations on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the fund's shareholder accounts and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the fund to prevent its excessive trading, there is no guarantee that the fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the record of the fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

EXCESSIVE TRADING RISK To the extent that the fund or its agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- The fund may invest a material portion of its assets in securities of non-U.S. issuers and may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

-     The fund may invest a portion of its assets in below-investment-grade
      (junk) bonds, that may trade infrequently or are fair valued as discussed under "Valuation of shares." These types of securities entail a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money

                                                                 YOUR ACCOUNT 13
market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION John Hancock Funds is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

CERTIFICATED SHARES The fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment automatic investment or systematic withdrawal) that affects your account balance

-     after any changes of name or address of the registered owner(s)

-     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DIVIDENDS The fund generally distributes most or all of its net earnings annually in the form of dividends. The fund declares and pays any income dividends annually. Capital gains, if any, are typically distributed annually.

DIVIDEND REINVESTMENTS Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you can choose to have a check for your dividends and capital gains in the amount of more than $10 mailed to you. However, if the check is not deliverable or the combined dividend and capital gains amount is $10 or less, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

TAXABILITY OF DIVIDENDS Dividends you receive from a fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund's long-term capital gains are taxable as capital gains; dividends from the fund's income and short-term capital gains are generally taxable as ordinary income. Whether gains are short-term or long-term depends on the fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

TAXABILITY OF TRANSACTIONS Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

ADDITIONAL INVESTOR SERVICES

MONTHLY AUTOMATIC ACCUMULATION PROGRAM (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

-     Complete the appropriate parts of your account application.

- If you are using MAAP to open an account, make out a check ($25 minimum) for your first investment amount payable to "John Hancock Signature Services, Inc." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

-     Make sure you have at least $5,000 worth of shares in your account.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may

14 YOUR ACCOUNT
      have, as long as they are all on the same payment schedule.

- Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

RETIREMENT PLANS John Hancock Funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. To find out more, call Signature Services at 1-800-225-5291.

FUND SECURITIES The funds' portfolio securities disclosure policy can be found in the Statement of Additional Information and on the funds' Web site, www.jhfunds.com. The fund's Website also lists fund holdings. Portfolio holding information is posted on the fund's Web site each month on a one month lag and is available on the fund's Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the fund's Web site.

                                                                 YOUR ACCOUNT 15

FUND DETAILS

BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the fund. The fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees have the power to change the fund's investment goal without shareholder approval. The trustees also have the power to change the fund's policy of investing at least 80% of its assets in technology companies without shareholder approval. The fund will provide shareholders with written notice at least 60 days prior to a change in this 80% policy.

THE MANAGEMENT FIRM The fund is managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and managed approximately $30 billion in assets as of December 31, 2004.

MANAGEMENT FEE The fund pays the investment adviser a management fee at an annual rate of 1.00% of the fund's average net assets.

                                  [FLOW CHART]

                                  SHAREHOLDERS

                          FINANCIAL SERVICES FIRMS AND
                              THEIR REPRESENTATIVES

  DISTRIBUTION AND       Advise current and prospective share-
SHAREHOLDER SERVICES    holders on their fund investments, often
                      in the context of an overall financial plan.

      PRINCIPAL DISTRIBUTOR                           TRANSFER AGENT

     John Hancock Funds, LLC              John Hancock Signature Services, Inc.

Markets the fund and distributes         Handles shareholder services, including
 shares through selling brokers,           record-keeping and distribution of
  financial planners and other           dividends statements, and processing of
   financial representatives.                    buy and sell requests.

                                      ASSET
                                   MANAGEMENT

          INVESTMENT ADVISER                            CUSTODIAN

       John Hancock Advisers, LLC                  The Bank of New York
          101 Huntington Avenue                      One Wall Street
          Boston, MA 02199-7603                     New York, NY 10286

    Manages the fund's business and         Holds the fund's assets, settles all
         investment activities.            portfolio trades and collects most of
                                              the valuation data required for
                                                calculating the fund's NAV.

                                    TRUSTEES

                         Oversee the fund's activities.

16 FUND DETAILS

FINANCIAL HIGHLIGHTS

This section normally details the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year. Financial highlights are not shown because the fund has not yet commenced operations. If approved by the shareholders of Light Revolution Fund, a series of the Light Revolution Fund, Inc., the fund will acquire all of the assets of Light Revolution Fund on June 17, 2005, pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. As successor to Light Revolution Fund, the fund will assume that fund's financial highlights. For the financial highlights of Light Revolution Fund, see the Light Revolution Fund prospectus dated February 25, 2005.

                                                                 FUND DETAILS 17

For more information

Two documents are available that offer further information on the John Hancock Technology Leaders Fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on all aspects of the fund. The fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT ANNUAL/SEMIANNUAL REPORT OR THE SAI, PLEASE CONTACT JOHN HANCOCK:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291

By EASI-Line: 1-800-338-8080

By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com for a free copy of a prospectus, SAI, or annual or semiannual report or to request other information.

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-942-8090

By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

(C)2005 JOHN HANCOCK FUNDS, LLC        060PN  6/05

[JOHN HANCOCK FUNDS LOGO]

JOHN HANCOCK FUNDS, LLC
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

www.jhfunds.com

                      JOHN HANCOCK TECHNOLOGY LEADERS FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                ___________, 2005

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus dated _________, 2005 ("Proxy Statement and Prospectus"), which covers Class A shares of beneficial interest of John Hancock Technology Leaders Fund ("John Hancock Fund"), a newly created series of John Hancock Equity Trust, to be issued in exchange for shares of common stock of Light Revolution Fund, a series of Light Revolution Fund, Inc. Please retain this SAI for further reference.

The Prospectus is available to you free of charge (please call 1-800- 225-5291).

INTRODUCTION                                                                  2
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE                              2
ADDITIONAL INFORMATION ABOUT THE JOHN HANCOCK FUND                            2
         FUND HISTORY                                                         2
         DESCRIPTION OF THE FUND AND ITS INVESTMENT RISK                      2
         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                  3
         INVESTMENT ADVISORY AND OTHER SERVICES                               3
         PORTFOLIO MANAGERS                                                   3
         BROKERAGE ALLOCATION AND OTHER PRACTICES                             3
         CAPITAL STOCK AND OTHER SECURITIES                                   3
         PURCHASE, REDEMPTION AND PRICING OF SHARES                           3
         TAXATION OF THE FUND                                                 3
         UNDERWRITERS                                                         3
         CALCULATION OF PERFORMANCE DATA                                      3
         FINANCIAL STATEMENTS                                                 3
ADDITIONAL INFORMATION ABOUT LIGHT REVOLUTION FUND                            4
         FUND HISTORY                                                         4
         DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS                     4
         MANAGEMENT OF THE FUND                                               4
         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                  4
         INVESTMENT ADVISORY AND OTHER SERVICES                               4
         PORTFOLIO MANAGERS                                                   4
         BROKERAGE ALLOCATION AND OTHER PRACTICES                             4
         CAPITAL STOCK AND OTHER SECURITIES                                   4
         PURCHASE, REDEMPTION AND PRICING OF SHARES                           4
         TAXATION OF THE FUND                                                 5
         UNDERWRITERS                                                         5
         CALCULATION OF PERFORMANCE DATE                                      5
         FINANCIAL STATEMENTS                                                 5

                                  INTRODUCTION


     This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus dated ________, 2005 relating to the proposed reorganization of Light Revolution Fund into the John Hancock Fund, and the solicitation by the management of Light Revolution Fund of proxies to be voted at the special meeting of shareholders of Light Revolution Fund to be held on June 15, 2005.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated by reference into this SAI. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI:

     Light Revolution Fund's Statement of Additional Information (file nos. 333-45509; 811-8535), filed with the Securities and Exchange Commission on February 25, 2005 (accession number: 0000909012-05-000209)

     Light Revolution Fund's Annual Report for the fiscal year ended October 31, 2004 (file no. 811-8535), filed with the Securities and Exchange Commission on January 20, 2005 (accession number:0001162044-05-000018)

     John Hancock Fund's Statement of Additional Information (file nos. 2-92548; 811-40479), filed with the Securities and Exchange Commission on April 8, 2005 (accession number: 0001010521-05-000121)

     Pro forma financial statements are not included since Light Revolution Fund is being combined with the John Hancock Fund, which is newly created and does not have material assets or liabilities.


                          ADDITIONAL INFORMATION ABOUT
                              LIGHT REVOLUTION FUND


FUND HISTORY

     For additional information about Light Revolution Fund generally and its history, see "Fund Organization" in Light Revolution Fund's Statement of Additional Information.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

     For additional information about the Light Revolution Fund's investment objective, policies, risks and restrictions, see "Investment Restrictions" and "Implementation of Investment Objective" in Light Revolution Fund's Statement of Additional Information.

MANAGEMENT OF THE FUND

     For additional information about Light Revolution Fund's Board of Directors and officers, see "Directors and Officers" in Light Revolution Fund's Statement of Additional Information.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information about ownership of shares of Light Revolution Fund, see "Principal Shareholders" in Light Revolution Fund's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about advisory and other services, see "Investment Adviser," "Custodian," "Transfer Agent and Dividend-Disbursing Agent," "Distributor and Plan of Distribution," and "Independent Accountants" in Light Revolution Fund's Statement of Additional Information.

PORTFOLIO MANAGERS

     Additional information about Light Revolution Fund's portfolio managers is not disclosed in Light Revolution Fund's Statement of Additional Information because this information was not required at such time.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For  additional   information   about  Light  Revolution  Fund's  brokerage
allocation practices, see "Fund Transactions and Brokerage" in Light Revolution Fund's Statement of Additional Information.

CAPITAL STOCK AND OTHER SECURITIES

     For   additional   information   about   the   voting   rights   and  other
characteristics of Light Revolution Fund's shares, see "Fund Organization" in Light Revolution Fund's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about share purchase, redemption and pricing of Light Revolution Fund's shares, see "Purchase, Exchange and Pricing of Shares" and "Redemptions in King" in Light Revolution Fund's Statement of Additional Information.

TAXATION OF THE FUND

     For additional information about tax matters, see "Taxation of the Fund" in Light Revolution Fund's Statement of Additional Information.

UNDERWRITERS

     For additional information, see "Distributor and Plan of Distribution" in Light Revolution Fund's Statement of Additional Information.

CALCULATION OF PERFORMANCE DATA

     Not applicable.

FINANCIAL STATEMENTS

     For additional information, see "Independent Accountants" and "Financial Statements" in Light Revolution Fund's Statement of Additional Information.

                          ADDITIONAL INFORMATION ABOUT
                                JOHN HANCOCK FUND

FUND HISTORY

     For additional information about the John Hancock Fund generally and its history, see "Organization of the Fund" in the John Hancock Fund Statement of Additional Information.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

     For additional information about John Hancock Fund's investment objective, policies, risks and restrictions see "Investment Objectives and Policies" and "Investment Restrictions" in the John Hancock Fund Statement of Additional Information.

MANAGEMENT OF THE FUND

     For additional informational about John Hancock Fund's Board of Trustees, officers and management personnel, see "Those Responsible for Management" in the John Hancock Fund Statement of Additional Information.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information about ownership of shares of John Hancock Fund, see "Those Responsible for Management" in the John Hancock Fund Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information, see "Investment Advisory and Other Services," "Transfer Agent Services," "Custody of Portfolio" and "Independent Auditors" in the John Hancock Fund Statement of Additional Information.

PORTFOLIO MANAGERS

     For additional information, see "Additional Information About the Fund's Portfolio Manager" in the John Hancock Fund Statement of Additional Information.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about John Hancock Fund's brokerage allocation practices, see "Brokerage Transactions" in the John Hancock Fund Statement of Additional Information

CAPITAL STOCK AND OTHER SECURITIES

     For   additional   information   about   the   voting   rights   and  other
characteristics of shares of beneficial interest of John Hancock Fund, see "Description of the Fund's Shares" in the John Hancock Fund Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing, see "Net Asset Value," "Initial Sales Charge on Class A Shares," "Deferred Sales Charge on Class B and Class C Shares," "Special Redemptions," "Additional Services and Programs" and "Purchase and Redemptions through Third Parties" in the John Hancock Fund Statement of Additional Information.

TAXATION OF THE FUND

     For additional information about tax matters, see "Tax Status" in the John Hancock Fund Statement of Additional Information.

UNDERWRITERS

     For additional information about John Hancock Fund's principal underwriter and distribution plans, see "Distribution Contracts" and "Sales Compensation" in the John Hancock Fund Statement of Additional Information.

CALCULATION OF PERFORMANCE DATA

     For additional information about the investment performance of John Hancock Fund, see "Calculation of Performance" in the John Hancock Fund Statement of Additional Information.

FINANCIAL STATEMENTS

     Not applicable. John Hancock Fund is a newly created series and has not commenced operations as of the date of this SAI.

                      JOHN HANCOCK TECHNOLOGY LEADERS FUND

                  Class A, Class B, Class C and Class I Shares
                       Statement of Additional Information

                             ________________, 2005

This Statement of Additional Information provides information about John Hancock Technology Leaders Fund (the "Fund") in addition to the information that is contained in the Fund's current Prospectus for Class A, B and C and in the Fund's current Class I share prospectus (the "Prospectuses"). The Fund is a diversified series of John Hancock Equity Trust (the "Trust").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000
                                 1-800-225-5291


                                TABLE OF CONTENTS
                                                                           Page

Organization of the Fund...................................................... 2
Investment Objective and Policies............................................. 2
Investment Restrictions.......................................................14
Those Responsible for Management..............................................16
Investment Advisory and Other Services........................................24
Additional Information About the Fund's Portfolio Manager.....................27
Distribution Contracts........................................................31
Sales Compensation............................................................33
Net Asset Value...............................................................36
Initial Sales Charge on Class A Shares........................................37
Deferred Sales Charge on Class B and Class C Shares...........................40
Special Redemptions...........................................................44
Additional Services and Programs..............................................44
Purchase and Redemptions through Third Parties................................46
Description of the Fund's Shares..............................................46
Tax Status....................................................................47
Brokerage Allocation..........................................................52
Transfer Agent Services.......................................................55
Custody of Portfolio..........................................................55
Independent Registered Public Accounting Firm and Independent Accountants.....55
Appendix A- Description of Investment Risk. .................................A-1
Appendix B-Description of Bond Ratings.......................................B-1
Appendix C-Proxy Voting Summary..............................................C-1
Appendix D - Policy Regarding Disclosure of Portfolio Holdings...............D-1



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ORGANIZATION OF THE FUND

The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts. Prior to August 28, 2000, the Trust was named John Hancock Special Equities Fund.

On June 17, 2005, the Fund will acquire all of the assets of Light Revolution Fund (the "Predecessor Fund") pursuant to an agreement and plan of reorganization (the "Reorganization") in exchange for Class A shares of the Fund and the assumption of certain liabilities of the Predecessor Fund, and the Fund will become the successor to Light Revolution Fund, subject to approval by the Predecessor Fund's shareholders. The Predecessor Fund was a series of the Light Revolution Fund, Inc., a Maryland company organized in 1997.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance. Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$348 billion (US$289 billion) as at December 31, 2004.
Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is non-fundamental and may be changed by the Trustees without shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks capital appreciation. To pursue this goal, the Fund normally invests at least 80% of its assets in companies that the manager believes are, or have the potential to be technology leaders. These companies may be in a variety of businesses including computer hardware, computer software and telecommunications, but may also be in financial services, health care or other businesses that may benefit from the processing or delivery of information or from the use or commercial application of scientific or technological discoveries.

With respect to the Fund's investment policy of investing at least 80% of its Assets in technology companies, "Assets" is defined as net assets plus the amount of any borrowings for investment purposes. In addition, the Fund will notify shareholders at least 60 days prior to any change in this policy.

In managing the portfolio, the manager focuses on securities which tend to be growth-oriented investments, but uses a value-based investment methodology to identify securities which the manager believes are undervalued relative to their intrinsic worth and possess characteristics which will lead to a higher market price over time. The manager may select investments to be included in the portfolio from those in the Light Index. The Light Index is a stock index which was developed and is published by Light Index Investment Company. The Fund's Adviser has entered into an agreement with Henry Hewitt, President and majority shareholder of Light Index Investment Company, to provide consulting services to the Fund including the use of the Light Index as a source of potential investment universe companies for the Fund.

The manager will select particular companies for purchase by the Fund based upon a review of various attributes, including sales growth and research and development expenditures. The manager may sell the stock of particular companies for a variety of reasons including a determination that a company is no longer a leading firm in its segment of the market.

The Fund may make limited use of derivatives (securities whose value is based on securities, indexes, or currencies). In abnormal circumstances, such as situations where the Fund experiences large cash inflows or anticipates unusually large redemptions, and in adverse market, economic, political, or other conditions, the Fund may temporarily invest extensively in investment-grade short-term securities. The fund may trade securities actively. In these and other cases, the fund might not achieve its goal.

Risks of Technology-Intensive Companies. Securities prices of the companies in which the Fund invests have tended to be subject to greater volatility than securities prices in many other industries, due to particular factors affecting these industries. Competitive pressures may also have a significant effect on the financial condition of technology-intensive companies. For example, if the development of new technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, the companies could become increasingly sensitive to short product cycles and aggressive pricing. Accordingly, the Fund's performance will be particularly susceptible to factors affecting these companies as well as the economy as a whole.

Smaller Capitalization Companies. Smaller capitalization companies may have limited product lines, market and financial resources, or they may be dependent on smaller or less experienced management groups. In addition, trading volume for these securities may be limited. Historically, the market price for these securities has been more volatile than for securities of companies with greater capitalization. However, securities of companies with smaller capitalization may offer greater potential for capital appreciation since they may be overlooked and thus undervalued by investors.

Preferred stocks. The Fund may invest in preferred stocks. Preferred stock generally has a preference to dividends and, upon liquidation, over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. The Fund may invest in convertible securities which may include corporate notes or preferred stock. Investments in convertible securities are not subject to the rating criteria with respect to non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment Companies. Subject to the Fund's non-fundamental investment restriction set forth below, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund's management of daily cash positions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company's advisory and operational expenses.

Debt securities. The Fund may invest in debt securities that are rated Baa or better by Moody's or BBB or better by S&P, or if unrated, determined to be of comparable quality by the Adviser ("investment grade debt securities"). Debt securities rated BBB or Baa and unrated debt securities of comparable quality are considered medium grade obligations and have speculative characteristics. Adverse changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payment than in the case of higher grade obligations. Debt securities of corporate and governmental issuers in which the Fund may invest are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield Debt Obligations. The Fund may invest up to 10% of its net assets in fixed income securities that, at the time of investment, are rated CC or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Ca or higher by Moody's Investors Service, Inc. ("Moody's") or their equivalent, and unrated fixed income securities of comparable quality as determined by the Adviser. These securities include convertible and nonconvertible bonds and debentures, zero coupon bonds, payment-in-kind securities, increasing rate note securities, participation interests, stripped debt securities and other derivative debt securities. The value of fixed income securities generally varies inversely with interest rate changes. Convertible issues, while influenced by the level of interest rates, are also subject to the changing value of the underlying common stock into which they are convertible.

Government Securities. The Fund may invest in government securities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("GNMA"), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("FHLMC"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds Deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific Merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturates of less than nine months and fixed rates of return, although such instruments may have maturates of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by Standard & Poor's Ratings Group, "Prime-1" or "Prime-2" by Moody's Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of debt securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the rating of Moody's and S&P and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Initial Public Offerings ("IPOs"). The Fund may invest in IPOs. IPO investments may be more volatile than other types of investments and the Fund's investments in IPOs may be subject to more erratic price movements than the overall equity market. IPOs could have a substantial impact on performance, either positive or negative, particularly on a Fund with a small asset base. The actual effect of IPOs on performance depends on a variety of factors, including the number of IPOs the Fund invests in, whether and to what extent a security is purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that a Fund's investments in IPOs, if any, will continue to have a similar impact on the Fund's performance in the future.

Investments in Foreign Securities. The Fund may invest up to 20% of its total assets directly in the securities of foreign issuers as well as securities in the form of sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts (GDRs), convertible preferred stocks, preferred stocks and warrants or other securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs are designed for use in the United States securities markets and EDRs are designed for use in European securities markets.

An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR. Foreign companies may not be subject to accounting standards or government supervision comparable to U.S. companies, and there is often less publicly available information about their operations. Foreign companies may also be affected by political or financial instability abroad. These risk considerations may be intensified in the case of investments in ADRs of foreign companies that are located in emerging market countries. ADRs of companies located in these countries may have limited marketability and may be subject to more abrupt or erratic price movements.

Foreign Currency Transactions. The Fund may engage in foreign currency transactions. Foreign currency transactions may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market.

The Fund may also enter into forward foreign currency exchange contracts to hedge against fluctuations in currency exchange rates affecting a particular transaction or portfolio position. Forward contracts are agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities quoted or denominated in the same or related foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in the same or related foreign currencies. The Fund may elect to hedge less than all of its foreign portfolio positions as deemed appropriate by the Adviser. The Fund will not engage in speculative forward foreign currency exchange transactions.

If the Fund purchases a forward contract, the Fund will segregate cash or liquid securities in a separate account in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. The assets in the segregated account will be valued at market daily and if the value of the securities in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment in forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency rises. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that the Fund's investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of the Fund's foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund's shareholders.

Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in liquidating the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income decline in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

Reverse Repurchase Agreements and Other Borrowings. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements.

The Fund will not enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund's total assets (including the amount borrowed) taken at market value. The Fund will not use leverage to attempt to increase total return. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Advisers will monitor the creditworthiness of the banks involved.

Restricted and Illiquid Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid investments. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Options on Securities, Securities Indices and Currency. The Fund may purchase and write (sell) call and put options on any securities in which it may invest, on any securities index based on securities in which it may invest or on any currency in which Fund investments may be denominated. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or currency or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities or currency written by the Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by the Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which may be quoted or denominated in any currency, in a segregated account with a value at least equal to the Fund's obligation under the option,
(ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities or currencies of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities or currency at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities or currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities or currency at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities or the currencies in which they are denominated. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities or currencies which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or currencies or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by
an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities or currency markets.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities) and securities indices, foreign currencies and any other financial instruments and indices and purchase and write call and put options on these futures contracts. The Fund may purchase and sell futures and options on futures for hedging or other non-speculative purposes. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by a Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which the portfolio securities are quoted or denominated. When securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. A Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.

A Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, a Fund may sell futures contracts on any currencies in which its portfolio securities are quoted or denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.

If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency rates then available in the applicable market to be less favorable than prices that are currently available. Subject to the limitations imposed on the funds, as described above, a Fund may also purchase futures contracts as a substitute for transactions in securities or foreign currency, to alter the investment characteristics of or currency exposure associated with portfolio securities or to gain or increase its exposure to a particular securities market or currency.

Options on Futures Contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, a Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by each Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging or for other non-speculative purposes as permitted by the CFTC. These purposes may include using futures and options on futures as substitute for the purchase or sale of securities or currencies to increase or reduce exposure to particular markets. To the extent that a Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are quoted or denominated) that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities or the currency in which they are quoted or denominated) it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. In addition, it is not possible to hedge fully or protect against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Lending of Securities. The Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the loaned securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value in excess of 33 1/3 % of its total assets.

Rights and Warrants. The Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund's Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of the Fund's assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal, of any type or maturity, in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Short Sales. The Fund may engage in short sales "against the box". In a short sale against the box, the Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly higher brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

Portfolio Holdings. The Fund's portfolio holding policy is attached to this Statement of Additional Information as Appendix D.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means the approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

1. Issue senior securities, except as permitted by the Fund's fundamental investment restrictions on borrowing, lending and investing in commodities and as otherwise permitted under the 1940 Act. For purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies are not deemed to be senior securities.

2. Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

3. Act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

4. Purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

5. Invest in commodities or commodity futures contracts, other than financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

6. Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

7. Purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of its total assets taken at market value at the time of such investment. This limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

8. With respect to 75% of the fund's total assets, invest more than 5% of the fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

1. Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies,
     (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest in the securities of an issuer for the purpose of exercising control or management.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.   Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

The Fund will invest only in countries on the Adviser's Approved Country Listing. The Approved Country Listing is a list maintained by the Adviser's investment department that outlines all countries, including the United States, that have been approved for investment by Funds managed by the Adviser.

If allowed by the Fund's other investment policies and restrictions, the Fund may invest up to 5% of its total assets in Russian equity securities and up to 10% of its total assets in Russian fixed income securities. All Russian securities must be: (1) denominated in U.S. dollars, Canadian dollars, euros, sterling, or yen; (2) traded on a major exchange; and (3) held physically outside of Russia.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds").

---------------------------- ------------- -------------- -------------------------------------------- --------------

                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------- ------------- -------------- -------------------------------------------- --------------
Independent Trustees
---------------------------- ------------- -------------- -------------------------------------------- --------------
Charles L. Ladner            Chairman      2005           Chairman and Trustee, Dunwoody Village,      51
Born:  1938                  and Trustee                  Inc. (retirement services) (until 2003);
                                                          Senior Vice President and Chief Financial
                                                          Officer, UGI Corporation (public
                                                          utility holding company) (retired
                                                          1998); Vice President and Director for
                                                          AmeriGas, Inc.(retired 1998);
                                                          Director of AmeriGas Partners, L.P. (until
                                                          1997)(gas distribution); Director, EnergyNorth,
                                                          Inc. (until 1995);  Director, Parks and
                                                          History Association (since 2001).

---------------------------- ------------- -------------- -------------------------------------------- --------------
James F. Carlin              Trustee       2005           Chairman and CEO, Alpha Analytical           51
Born:  1940                                               Laboratories (chemical analysis); Part
                                                          Owner and Treasurer, Lawrence Carlin
                                                          Insurance Agency, Inc. (since 1995); Part
                                                          Owner and Vice President, Mone Lawrence
                                                          Carlin Insurance Agency, Inc. (since
                                                          1996); Director/Treasurer, Rizzo
                                                          Associates (until 2000);  Chairman and
                                                          CEO, Carlin Consolidated, Inc.
                                                          (management/investments);
                                                          Director/Partner, Proctor Carlin & Co.,
                                                          Inc. (until 1999); Trustee, Massachusetts
                                                          Health and Education Tax Exempt Trust;
                                                          Director of the following:  Uno Restaurant
                                                          Corp. (until 2001), Arbella Mutual
                                                          (insurance) (until 2000), HealthPlan
                                                          Services, Inc. (until 1999), Flagship
                                                          Healthcare, Inc. (until 1999); Carlin
                                                          Insurance Agency, Inc. (until 1999),
                                                          Chairman, Massachusetts Board of Higher
                                                          Education (until 1999).

---------------------------- ------------- -------------- -------------------------------------------- --------------
Richard P. Chapman, Jr.      Trustee       2005           President and Chief Executive Officer,       51
Born:  1935                                               Brookline Bancorp., Inc.  (lending) (since
                                                          1972); Chairman and Director, Lumber
                                                          Insurance Co. (insurance) (until 2000);
                                                          Chairman and Director, Northeast
                                                          Retirement Services, Inc. (retirement
                                                          administration) (since 1998).
---------------------------- ------------- -------------- -------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------- ------------- -------------- -------------------------------------------- --------------

                                                                                                       Number of
                                                                                                       John Hancock
                             Position(s)   Trustee/       Principal Occupation(s) and other            Funds
Name, Address (1)            Held with     Officer        Directorships                                Overseen by
And Age                      Fund          since(2)       During Past 5 Years                          Trustee
---------------------------- ------------- -------------- -------------------------------------------- --------------
Independent Trustees
---------------------------- ------------- -------------- -------------------------------------------- --------------
William H. Cunningham        Trustee       2005           Former Chancellor, University of Texas       51
Born:  1944                                               System and former President of the
                                                          University of Texas,  Austin, Texas;
                                                          Chairman and CEO, IBT  Technologies (until
                                                          2001); Director of the following: The
                                                          University of Texas Investment Management
                                                          Company (until 2000),  Hire.com (until 2004),
                                                          STC Broadcasting, Inc. and Sunrise Television
                                                          Corp. (until 2001), Symtx, Inc. (since
                                                          2001), Adorno/Rogers  Technology, Inc.
                                                          (until 2004), Pinnacle Foods Corporation
                                                          (until 2003),  rateGenius (until
                                                          2003), Jefferson-Pilot  Corporation
                                                          (diversified life insurance company),
                                                          New Century Equity Holdings (formerly
                                                          Billing Concepts) (until 2001), eCertain
                                                          (until 2001), ClassMap.com (until
                                                          2001), Agile Ventures (until 2001), LBJ
                                                          Foundation (until 2000), Golfsmith
                                                          International, Inc. (until 2000), Metamor
                                                          Worldwide (until 2000), AskRed.com
                                                          (until 2001),  Southwest Airlines and
                                                          Introgen; Advisory Director, Q
                                                          Investments; Advisory (until 2003);
                                                          Director, Chase Bank (formerly Texas
                                                          Commerce Bank -  Austin), LIN
                                                          Television (since 2002), WilTel
                                                          Communications (until  2003) and Hayes
                                                          Lemmerz International,Inc. (diversified
                                                          automotive parts supple company) (since
                                                          2003).

---------------------------- ------------- -------------- -------------------------------------------- --------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------- ------------- -------------- -------------------------------------------------- ------------------
                                                                                                             Number of John
                             Position(s)   Trustee/                                                          Hancock Funds
Name, Address (1)            Held with     Officer        Principal Occupation(s) and other Directorships    Overseen by
And Age                      Fund          since(2)       During Past 5 Years                                Trustee
---------------------------- ------------- -------------- -------------------------------------------------- ------------------

---------------------------- ------------- -------------- -------------------------------------------------- ------------------
Ronald R. Dion               Trustee       2005           Chairman and Chief Executive Officer, R.M.         51
Born:  1946                                               Bradley & Co., Inc.; Director, The New England
                                                          Council and  Massachusetts
                                                          Roundtable; Director, Boston Stock Exchange;
                                                          Trustee, North Shore Medical Center;
                                                          Director, BJ's  Wholesale Club, Inc.
                                                          and a corporator of the Eastern Bank;
                                                          Trustee, Emmanuel College.

---------------------------- ------------- -------------- -------------------------------------------------- ------------------
John A. Moore                Trustee       2005           President and Chief Executive Officer, Institute   51
Born:  1939                                               for Evaluating Health Risks, (nonprofit
                                                          institution) (until 2001); Senior
                                                          Scientist, Sciences International (health
                                                          research)(since 1998);Principal, Hollyhouse
                                                          (consulting)(since  2000); Director,
                                                          CIIT(nonprofit research) (since
                                                          2002).

---------------------------- ------------- -------------- -------------------------------------------------- ------------------
Patti McGill Peterson        Trustee       2005           Executive Director, Council for International      51
Born:  1943                                               Exchange of Scholars and Vice President,
                                                          Institute of International Education (since
                                                          1998); Senior Fellow, Cornell Institute of
                                                          Public Affairs,  Cornell University
                                                          (until 1997); Former President of Wells
                                                          College and St. Lawrence University;
                                                          Director, Niagara  Mohawk Power
                                                          Corporation (until  2003); Director, Ford
                                                          Foundation,  International
                                                          Fellowships Program (since 2002);
                                                          Director, Lois Roth  Endowment (since
                                                          2002); Director, Council for
                                                          International Exchange (since 2003).

---------------------------- ------------- -------------- -------------------------------------------------- ------------------
Steven Pruchansky            Trustee       2005           Chairman and Chief Executive Officer, Mast         51
Born:  1944                                               Holdings, Inc. (since 2000); Director and
                                                          President, Mast Holdings, Inc. (until 2000);
                                                          Managing Director, JonJames, LLC (real
                                                          estate)(since 2001); Director, First Signature
                                                          Bank & Trust Company (until 1991); Director,
                                                          Mast Realty Trust (until 1994); President,
                                                          Maxwell Building Corp. (until 1991).

---------------------------- ------------- -------------- -------------------------------------------------- ------------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------- ------------- ----------- ----------------------------------------------- --------------------

                                   Position(s)   Trustee/    Principal Occupation(s) and other               Number of John
Name, Address (1)                  Held with     Officer     Directorships                                   Hancock Funds
And Age                            Fund          since(2)    During Past 5 Years                             Overseen by Trustee
---------------------------------- ------------- ----------- ----------------------------------------------- --------------------
Non-Independent Trustee
---------------------------------- ------------- ----------- ----------------------------------------------- --------------------
James A. Shepherdson (3)           Trustee,      2005        Executive Vice President, Manulife Financial    51
Born:  1952                        President                 Corporation (since 2004); Director, President
                                   and Chief                 and Chief Executive Officer, John Hancock
                                   Executive                 Advisers, LLC (the "Adviser") and The
                                   Officer                   Berkeley Financial Group, LLC ("The Berkeley
                                                             Group") (holding company); Director,
                                                             President and Chief Executive Officer,
                                                             John Hancock Funds, LLC. ("John Hancock
                                                             Funds"); Director,  President and Chief
                                                             Executive Officer, Sovereign Asset
                                                             Management Corporation ("SAMCorp.");
                                                             Director, John Hancock Signature Services, Inc.;
                                                             Director, Chairman and President, NM
                                                             Capital Management,Inc. (NM Capital);
                                                             President, John Hancock Retirement
                                                             Services, John Hancock Life Insurance Company
                                                             (until 2004); Chairman, Essex
                                                             Corporation (until 2004); Co-Chief
                                                             Executive Officer MetLife Investors
                                                             Group (until 2003);Senior Vice
                                                             President, AXA/Equitable Insurance Company
                                                             (until 2000).

---------------------------------- ------------- ----------- ----------------------------------------------- --------------------
Norman H. Smith                    Trustee       2005        Lieutenant General, United States Marine        51
Born:  1933                                                  Corps; Deputy Chief of Staff for Manpower and
                                                             Reserve Affairs, Headquarters Marine
                                                             Corps; Commanding General III Marine
                                                             Expeditionary Force/3rd Marine
                                                             Division (retired  1991).

---------------------------------- ------------- ----------- ----------------------------------------------- --------------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

---------------------------------- ------------- ----------- ----------------------------------------------- --------------------

                                   Position(s)   Trustee/    Principal Occupation(s) and other               Number of John
Name, Address (1)                  Held with     Officer     Directorships                                   Hancock Funds
And Age                            Fund          since(2)    During Past 5 Years                             Overseen by Trustee
---------------------------------- ------------- ----------- ----------------------------------------------- --------------------

---------------------------------- ------------- ----------- ----------------------------------------------- --------------------
Principal Officers who are not
Trustees
---------------------------------- ------------- ----------- ----------------------------------------------- --------------------
William H. King                    Vice          2005        Vice President and Assistant Treasurer, the     N/A
Born:  1952                        President                 Adviser; Vice President and Treasurer of each
                                   and                       of the John Hancock funds; Assistant
                                   Treasurer                 Treasurer of each of the John Hancock funds
                                                             (until 2001).

---------------------------------- ------------- ----------- ----------------------------------------------- --------------------
Susan S. Newton                    Senior Vice   2005        Senior Vice President, Secretary and Chief      N/A
Born:  1950                        President,                Legal Officer, SAMCorp., the Adviser and each
                                   Secretary                 of the John Hancock funds, John Hancock Funds
                                   and Chief                 and The Berkeley Group; Director, Senior Vice
                                   Legal                     President and Secretary, N.M. Capital.
                                   Officer
---------------------------------- ------------- ----------- ----------------------------------------------- --------------------

(1) Business address for independent and non-independent Trustees and officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.
(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and or certain other affiliates.

The Fund's Board of Trustees currently has four standing Committees: the Audit Committee, the Administration Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons."

The Audit Committee members are Messrs. Chapman, Ladner, Moore and Ms. McGill Peterson. All of the members of the Audit Committee are independent under the New York Stock Exchange's Revised Listing Rules and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit Committee. The Audit Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time.

The Administration Committee members are all of the independent Trustees. The Administration Committee reviews the activities of the other four standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. All members of the Administration Committee are independent under the New York Stock Exchange's Revised Listing Rules and are not interested persons, as defined in the 1940 Act, of John Hancock or the Fund (the "Independent Trustees"). Among other things, the Administration Committee acts as a nominating committee of the Board. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Administration Committee will apply the following criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Administration Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Administration Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

As long as an existing Independent Trustee continues, in the opinion of the Administration Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Administration Committee will consider nominees recommended by shareholders to serve as trustees, the Administration Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Administration Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Administration Committee. While it has not done so in the past, the Administration Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Administration Committee. In evaluating a nominee recommended by a shareholder, the Administration Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Administration Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the secretary of the Fund at the following address: 101 Huntington Avenue, Boston, MA 02199. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

The Contracts/Operations Committee members are Messrs Carlin, Cunningham, Dion, Pruchansky and Smith. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all funds in the John Hancock Fund Complex overseen by the Trustee, as of December 31, 2004.

----------------------------------- ---------------------------------- --------------------------------------
                                                                       Aggregate Dollar Range of holdings
                                    Dollar Range of Fund Shares        in John Hancock funds overseen by
Name of Trustee                     Owned by Trustee (1)               Trustee (1)
----------------------------------- ---------------------------------- --------------------------------------
Independent Trustees
----------------------------------- ---------------------------------- --------------------------------------
James F. Carlin                     None                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Richard P. Chapman, Jr.             None                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
William H. Cunningham               None                               $10,001-50,000
----------------------------------- ---------------------------------- --------------------------------------
Ronald R. Dion                      None                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Charles L. Ladner                   None                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Dr. John A. Moore None Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Patti McGill Peterson               None                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Steven R. Pruchansky                None                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Norman H. Smith                     None                               Over 100,000
----------------------------------- ---------------------------------- --------------------------------------
Non-Independent Trustees
----------------------------------- ---------------------------------- --------------------------------------
James A. Shepherdson                None                               $10,001-50,000
----------------------------------- ---------------------------------- --------------------------------------

(1) This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2004, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be none and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cunningham, none and over $100,000 for Mr. Dion, none and over $100,000 for Mr. Moore, none and over $100,000 for Mr.
     Pruchansky and none and over $100,000 for Mr. Smith.

The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.



                                                               Total Compensation From the
                                      Aggregate Compensation   Fund and John Hancock Fund
Independent Trustees                  from the Fund (1)        Complex to Trustees (2)
--------------------                  -----------------        -----------------------

Charles L. Ladner                     $   700                  $  78,000
James F. Carlin                           500                     76,250
Richard P. Chapman, Jr.*                  500                     79,000
William H. Cunningham*                    500                     74,250
Ronald R. Dion*                           500                     77,250
Dr. John A. Moore*                        500                     74,000
Patti McGill Peterson                     500                     72,750
Steven R. Pruchansky*                     500                     79,250
Norman H. Smith                           500                     76,500
                                      --------                 ----------
Total                                  $4,300                   $687,250

(1) Compensation is estimated for the current fiscal year ending October 31, 2005.

(2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2004. As of this date, there were forty-nine funds in the John Hancock Fund Complex: Mr. Chapman serving on twenty-one funds; Messrs. Carlin, Cunningham, Dion, Pruchansky and Smith serving on twenty-eight funds; Dr. Moore and Ms. McGill Peterson serving on thirty funds and Mr. Ladner serving on forty-nine funds.

*As of December 31, 2004, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $69,035, Mr. Cunningham was $627,144, Mr. Dion was $242,968, Dr. Moore was $273,394, Mr. Pruchansky was $194,392 and Mr. Smith was $331,243 under the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees (the "Plan").

All of the officers listed are officers or employees of the Adviser or Affiliated Companies. Some of the Trustees and officers may also be officers or Trustees of one or more of the other funds for which the Adviser serves as investment adviser.

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser, located at 101 Huntington Avenue, Boston, Massachusetts 02199-7603, a premier investment management company, managed approximately $30 billion in open-end funds, closed-end funds, private accounts, retirement plans and related party assets for individual and institutional investors as of December 31, 2004. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser, which was approved in connection with the Reorganization by the sole initial shareholder of the Fund. Pursuant to the Advisory Agreement, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those which are delegated to a custodian, transfer agent or other agent.

The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser a fee, paid daily, at an annual rate equal to 1.00% of the average daily net asset value of the Fund.

From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's annual ordinary operating expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover any other payments to the extent that, at the end of any fiscal year, the Fund's annual ordinary operating expenses fall below this limit.

The Adviser has agreed to limit the Fund's expenses (excluding 12b-1 and transfer agent fees) to 1.25% of the Fund's average daily net assets with respect to Class A, Class B, and Class C shares, and net operating expenses to 1.80% for Class A shares and 1.30% of the Fund's average daily net assets with respect to Class I shares. The Adviser has agreed not to terminate this limitation at least until June 16, 2006.

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for other funds or clients for which the Adviser renders investment advice arise for consideration at about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or its affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to its Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or John Hancock Life Insurance Company (the "Life Company") may grant the nonexclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

Light Index Investment Company ("Light Index") served as the investment adviser to the Predecessor Fund. Under the investment management agreement between the Light Index and the Fund's predecessor, Light Revolution Fund, the Predecessor Fund paid a management fee at an annual rate equal to 1.00% of the Fund's average daily net assets. The Light Index voluntarily agreed to waive fees and reimburse expenses in order to limit the Predecessor Fund's total operating expenses. The total investment advisory fees paid by the Predecessor Fund to the Light Index for the fiscal years ended October 31, 2004, 2003, and 2002, respectively, were $35,297, $31,661, and $55,581 (after all fee reductions and reimbursements).

Factors considered by the Independent Trustees in approving the Advisory Agreement. The 1940 Act requires that the fund's Advisory Agreement be initially and, after an initial term of not more than two years, annually re-approved by both the Board of Trustees and a majority of the Independent Trustees voting separately.

The Fund's Board of Trustees is responsible for overseeing the performance of the Fund's investment Adviser and determining whether to approve and renew the Fund's Advisory Agreement. The Board has a standing request that the Adviser provide the Board with certain information the Board has deemed important to evaluating the short- and long-term performance of the Adviser. This information includes periodic performance analysis and status reports from the Adviser and quarterly Portfolio and Investment Performance Reports. The Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of the Fund and respond to the Board's questions concerning the performance of the Adviser. When the Board considers whether to renew an investment advisory contract, the Board takes into account numerous factors, including: (1) the nature, extent and quality of the services provided by the Adviser; (2) the investment performance of the Fund; (3) the fair market value of the services provided by the Adviser; (4) a comparative analysis of expense ratios of, and advisory fees paid by, similar funds; (5) the extent to which the Adviser has realized or will realize economies of scale as the Fund grows; (6) other sources of revenue to the Adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant; and (7) the Adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the fund are conducted and brokers are selected.

In evaluating the Advisory Agreement, the Independent Trustees reviewed materials furnished by Adviser, including information regarding the Adviser, their respective affiliates and their personnel, operations and financial condition. The Independent Trustees also reviewed, among other things:

     o The investment performance of the Fund's predecessor, the Light Revolution Fund. The Independent Trustees determined that the performance results of the Fund's predecessor were reasonable, as compared with relevant performance standards, including the performance results of comparable technology funds derived from data provided by Lipper Inc. and appropriate market indexes.

     o The fee charged by the Adviser for investment advisory and administrative services, as well as other compensation received by affiliates of the Adviser, the Fund's projected total operating expenses and the expense limitation provided by the Adviser. The Independent Trustees determined that these fees and expenses were reasonable based on the average advisory fees and operating expenses for comparable funds.

     o The Adviser investment staff and portfolio management process, the historical quality of services provided by the Adviser, and the fact that Henry Hewitt, portfolio manager to the Predecessor Fund has entered into an agreement to provide consulting services to the Adviser with respect to managing the Fund.

The Independent Trustees determined that the terms of the Fund's Advisory Agreement are fair and reasonable and that the contracts are in the Fund's best interest. The Independent Trustees believe that the advisory contracts will enable the Fund to enjoy high quality investment advisory services at a cost they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees met independently from the Non-Independent Trustees of the Fund and any officers of the Adviser or its affiliates. The Independent Trustees also relied upon the assistance of counsel to the Independent Trustees and counsel to the Fund.

The Advisory Agreement and Distribution Agreement (discussed below) will continue in effect from year to year, provided that its continuance is approved annually both by (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both agreements may be terminated on 60 days written notice by any party or by a vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if it is assigned.

Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser. Pursuant to this agreement, the Adviser provides the Fund with certain tax, accounting and legal services.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund. The Trustees have approved the proxy voting guidelines of the Adviser and will review the guidelines and suggest changes as they deem advisable. A summary of the Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2004 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.

Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the adviser(s), principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

Other Accounts the Portfolio Manager is Managing. The table below indicates for the portfolio manager of the Fund information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2004. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

------------------------- -------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME    OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
------------------------- -------------------------------------------------------------------------------------------
Anurag Pandit             Other Registered Investment Companies:  Four (4) funds with total net assets of approximately $1,353.9 million

                          Other Pooled Investment Vehicles:  None

                          Other Accounts: One (1) account with total net assets of approximately $117.3 million

------------------------- -------------------------------------------------------------------------------------------

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Manager" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar objectives.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price.
          There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price.

          Where those accounts or circumstances are involved, the Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. The Adviser does not receive a performance-based fee with respect to any of the accounts managed by the portfolio manager.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals and seeks to align the financial interests of the investment professionals with both those of the Adviser, through incentive payments based in part upon the Adviser's financial performance, and also shareholders of the funds they manage, through incentive payments based in part upon the relative investment performance of those funds. The Adviser's compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to the Adviser and not on the basis of specific funds or accounts managed by the investment professional. At the Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, an annual investment bonus plan and a phantom stock plan, as well as customary benefits that are offered generally to all full-time employees of the Adviser. A limited number of senior portfolio managers, who serve as officers of both the Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

     o Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

     o Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

          o Investment Performance: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Lipper large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

          o The Profitability of the Adviser: The profitability of the Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser.

          o Non-Investment Performance: The more intangible contributions of an investment professional to the Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

     o Phantom Stock Appreciation Plan. The Adviser is not a public company and, consequently, does not compensate its employees through the grant of the company's common shares. However, the Adviser participates in a phantom stock appreciation plan that is intended to provide employees of the Adviser with equity like interests in the Adviser's financial performance. All employees of the Adviser, not just investment professionals, who are of a designated level of seniority, are eligible to participate in this plan. As part of the overall compensation package, this plan is designed, among other things, to motivate and reward the investment professionals if the Adviser achieves earnings growth. Awards under the plan are granted to investment professionals based on a number of factors, including past and current performance, impact on overall business results and recognition of long-term potential and value to the company. Payments under the plan are based upon three-year performance cycles. Participants are granted an interest in a phantom stock pool. The pool represents appreciation, if any, of a portion of the total equity interests in the Adviser. For purposes of the plan, the Adviser's common shares are valued on the basis of a multiple of EBITDA (earnings before interest, taxes, depreciation and amortization expense). The value of the pool is equal to the difference, if positive, in the value of the Adviser's common shares, using that valuation method, at the start of the performance cycle and the value of those shares at the end of the performance cycle. A participant receives the participant's allocated share of the pool, with that interest payable in three annual installments. Generally, a participant must remain an employee at the time of distribution of an installment in order to be entitled to receive it.

     o Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

The Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

While the profitability of the Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Share Ownership by the Portfolio Manager. The following table indicates as of October 31, 2004 the value, within the indicated range, of shares beneficially owned by the portfolio manager in the Fund. For purposes of this table, the following letters represent the range indicated below:

         A        -        $0
         B        -        $1 - $10,000
         C        -        $10,001 - $50,000
         D        -        $50,001 - $100,000
         E        -        $100,001 - $500,000
         F        -        $500,001 - $1,000,000
         G        -        More than $1 million

 ---------------------------------------- --------------------------------------
Portfolio Manager                        Range of Beneficial Ownership
---------------------------------------- --------------------------------------
Anurag Pandit                                                   A
---------------------------------------- --------------------------------------


DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B, Class C shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.30% for Class A shares and 1.00% for Class B and Class C shares of the Fund's average daily net assets attributable to shares of that class. However, the service fees will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. The distribution fees will be used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event that John Hancock Funds is not fully reimbursed for payments or expenses it incurs under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate the Class B and /or Class C Plans at any time with no additional liability for these expenses to the shareholders of the Fund.

The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plan and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty (a) by a vote of a majority of the Independent Trustees, (b) by a vote of a majority of the Fund's outstanding shares of the applicable class in each case upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to the Plan. Each Plan provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class I shares of the Fund are not subject to any distribution plan. Expenses associated with the obligation of John Hancock Funds to use its best efforts to sell Class I shares will be paid by the Adviser or by John Hancock Funds and will not be paid from the fees paid under Class A, Class B or Class C Plans.

Amounts paid to the John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Funds.

Shares of the Predecessor Fund were subject to a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Predecessor Plan"). Under the Predecessor Plan, the Fund was authorized to pay the Predecessor Fund's distributor, Quasar Distributors, LLC, a distribution and shareholder servicing fee equal to 0.25% per annum of the Fund's average daily net assets. For the fiscal year ended October 31, 2004, the Predecessor Fund paid $8,824 to the Distributor pursuant to the terms of the Predecessor Plan, a reimbursement plan. The entire amount paid under the Predecessor Plan was paid to the Distributor. Any other distribution expenses incurred by the Fund were not paid under the Predecessor Plan, but were paid by the Predecessor Fund's adviser.

SALES COMPENSATION

As part of their business strategies, the Fund, along with John Hancock Funds, pay compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C are (1) the 12 b-1 fees that are paid out of the fund's assets and
(2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown on the next page. For Class I shares, John Hancock Funds may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm which sells shares of the Fund. This payment may not exceed 0.15% of the amount invested.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described on the next page. The Selling Firm also receives the first year's 12b-1 service fee at this time.

Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.

In addition, from time to time, John Hancock Funds, at its expense, and without additional cost to the Fund or its shareholders, may provide significant additional compensation to financial services firms in connection with their promotion of the Fund or sale of shares of the Fund. Such compensation provided by John Hancock Funds may include, for example, financial assistance to Selling Firms in connection with their marketing and sales development programs for their registered representatives and other employees, as well as payment for travel expenses, including lodging, incurred by registered representatives and other employees for such marketing and sales development programs, as well as assistance for seminars for the public, advertising and sales campaigns regarding one or more Funds, and other Selling Firm-sponsored events or activities. From time to time, John Hancock Funds may provide expense reimbursements for special training of a Selling Firm's registered representatives and other employees in group meetings or non-cash compensation in the form of occasional gifts, meals, tickets or other entertainment. Payments may also include amounts for sub-administration and other services for shareholders whose shares are held of record in omnibus or other group accounts. Other compensation, such as asset retention fees, finder's fees and reimbursement for wire transfer fees or other administrative fees and costs may be offered to the extent not prohibited by law or any self-regulatory agency such as the NASD.

              First Year Broker or Other Selling Firm Compensation

                                      Investor pays
                                      sales charge         Selling Firm             Selling Firm
                                      (% of offering       receives                 receives 12b-1       Total Selling Firm
Class A investments                   price)               commission (1)           service fee (2)      compensation (3)(4)
-------------------                   ------               --------------           ---------------      -------------------

Up to $49,999                         5.00%                4.01%                    0.25%                4.25%
$50,000 - $99,999                     4.50%                3.51%                    0.25%                3.75%
$100,000 - $249,999                   3.50%                2.61%                    0.25%                2.85%
$250,000 - $499,999                   2.50%                1.86%                    0.25%                2.10%
$500,000 - $999,999                   2.00%                1.36%                    0.25%                1.60%

Investments of Class A shares of $1
million or more (5)

First $1M - $4,999,999                --                   0.75%                    0.25%                1.00%
Next $1 - $5M above that              --                   0.25%                    0.25%                0.50%
Next $1 or more above that            --                   0.00%                    0.25%                0.25%

Class B investments

All amounts                           --                   3.75%                    0.25%                4.00%

Class C investments

All amounts                           --                   0.75%                    0.25%                1.00%

Class I investments

All amounts                           --                   0.00%                    0.00%                0.00% (6)

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4) Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds may take recent redemptions into account in determining if an investment qualifies as a new investment

(6) John Hancock Funds may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the fund. This payment may be up to 0.15% of the amount invested.

CDSC revenues collected by John Hancock Funds may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Equity securities traded on a principal exchange are generally valued at last sale price on the day of valuation or in the case of securities traded on NASDAQ, the NASDAQ official closing price. Securities in the aforementioned category for which no sales are reported and other securities traded over-the-counter are generally valued at the last available bid price.

Equity options held by a Fund are priced as of the close of trading (generally 4 p.m. Eastern Time), futures contracts on U.S. government and other fixed-income securities (generally 3 p.m. Eastern Time) and index options held by a Fund are priced as of their close of trading (generally 4:15 p.m. Eastern Time)

Short-term debt investments which have a remaining maturity of 60 days or less are may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by the Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realized from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Any assets or liabilities expressed in terms of foreign currencies are translated into U.S. dollars by the custodian bank based on London currency exchange quotations as of 4:00 p.m., London time on the date of any determination of the Fund's NAV. Generally, trading in foreign securities is substantially completed each day at various times prior to the closed of the Exchange. Currency exchange rates are normally determined at the close of trading in London, England (11:00 a.m., New York Time). The closing prices for securities in markets or on exchanges outside the U.S. that close prior to the close of the Exchange may not fully reflect events that occur after such close but before the close of the Exchange. As a result, the Fund has adopted fair value pricing procedures, which, among other things, require the Fund to fair value such securities if these has been a movement in the U.S. market that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund to a significant extent. In addition, securities held by some of the Funds may be traded in foreign markets that are open for business on days that the Fund is not, and the trading of such securities on those days may have an impact on the value of a shareholder's investment at a time when the shareholder cannot buy and sell shares of the Fund.

The NAV for each class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. On any day an international market is closed and the New York Stock Exchange is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge or CDSC"). The fund no longer issues share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Accumulation Privilege" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 (see "Combination Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase.

Without Sales Charges. Class A shares may be offered without a front-end sales charge or contingent deferred sales charge ("CDSC") to various individuals and institutions as follows:

     o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner;

          "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

     o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of Fund shares in fee-based investment products or services made available to their clients.

     o A former participant in an employee benefit plan with John Hancock funds, when he or she withdraws from his or her plan and transfers any or all of his or her plan distributions directly to the Fund.

     o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.

     o Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

     o    Retirement  plans  investing  through  the   PruSolutionssm   programs
          sponsored by a Prudential Financial company.

     o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

     o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

            Amount Invested                         CDSC Rate
            ---------------                         ---------

            First $1 to $4,999,999                    1.00%
            Next $1 to $5M above that                 0.50%
            Next $1 or more above that                0.25%

     o Any shareholder account of Light Revolution Fund as of June 17, 2005. This NAV provision is limited to shareholders of Light Revolution Fund registered on the books of Light Revolution Fund in the shareholder's name as of June 17, 2005, and does not apply to shareholders who held an account through a broker or omnibus account, even if the omnibus account was registered on the Light Revolution Fund's books as of that date.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

With Reduced Sales Charges
--------------------------

Combination Privilege. For all shareholders in calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Accumulation Privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor or his/her Immediate Family.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. The sales charge applicable to all amounts invested under the LOI is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.

Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

    oProceeds of 50 shares redeemed at $12 per shares (50 x 12)     $600.00
    o*Minus Appreciation ($12 - $10) x 100 shares                   (200.00)
    oMinus proceeds of 10 shares not subject to CDSC (dividend
      reinvestment)                                                 (120.00)
                                                                    -------
    oAmount subject to CDSC                                         $280.00

    *The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

* Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

* Redemption of Class A shares by retirement plans that invested through the PruSolutionssm programs sponsored by a Prudential Financial company.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*        Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Type of                 401 (a) Plan      403 (b)           457              IRA, IRA          Non-retirement
Distribution            (401 (k), MPP,                                       Rollover
                        PSP) 457 & 408
                       (SEPs & Simple IRAs)
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Death or Disability     Waived            Waived            Waived           Waived            Waived
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Over 70 1/2             Waived            Waived            Waived           Waived for        12% of account
                                                                             required          value annually
                                                                             minimum           in periodic
                                                                             distributions*    payments
                                                                             or 12% of
                                                                             account value
                                                                             annually in
                                                                             periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Between 59 1/2          Waived            Waived            Waived           Waived for Life   12% of account
and 70 1/2                                                                   Expectancy or     value annually
                                                                             12% of account    in periodic
                                                                             value annually    payments
                                                                             in periodic
                                                                             payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Under 59 1/2            Waived for        Waived for        Waived for       Waived for        12% of account
(Class B and Class C    annuity           annuity           annuity          annuity           value annually
only)                   payments (72t)    payments (72t)    payments (72t)   payments (72t)    in periodic
                        or 12% of         or 12% of         or 12% of        or 12% of         payments
                        account value     account value     account value    account value
                        annually in       annually in       annually in      annually in
                        periodic          periodic          periodic         periodic
                        payments.         payments.         payments.        payments.
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Loans                   Waived            Waived            N/A              N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of Plan     Not Waived        Not Waived        Not Waived       Not Waived        N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Hardships               Waived            Waived            Waived           N/A               N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Qualified Domestic      Waived            Waived            Waived           N/A               N/A
Relations Orders
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Termination of          Waived            Waived            Waived           N/A               N/A
Employment Before
Normal Retirement Age
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------
Return of Excess        Waived            Waived            Waived           Waived            N/A
----------------------- ----------------- ----------------- ---------------- ----------------- ----------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholders will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class.

Investors may exchange Class I shares for Class I shares of other John Hancock funds, shares of any John Hancock institutional fund, or Class A shares of John Hancock Money Market Fund. If an investor exchanges Class I shares for Class A shares of Money Market Fund, any future exchanges out of the Money Market Fund Class A must be to another Class I or institutional fund.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Monthly Automatic Accumulation Program ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services is notified prior to reinvestment, a shareholder who has redeemed Fund shares may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares of the same class of the Fund or another John Hancock fund, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund or in Class A shares of any John Hancock fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the class from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of Fund shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of Fund shares will be treated for tax purposes as described under the caption "TAX STATUS."

Retirement plans participating in Merrill Lynch's servicing programs:

Class A shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized shares of the Fund and two other series. Additional series may be added in the future. The Trustees have also authorized the issuance of four classes of shares of the Fund, designated as Class A, Class B, Class C and Class I.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class will be borne exclusively by that class, (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Fund. However, the Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any shareholder held personally liable for reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts or estates.

TAX STATUS

The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to Federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distributions requirements.

Distribution from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain" they will be taxable as capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than net capital gain, after reduction by deductible expenses). Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to their investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Because more than 50% of the Fund's assets at the close of any taxable year will not consist of stocks or securities of foreign corporations, the Fund will be unable to pass such taxes through to shareholders (as additional income) along with a corresponding entitlement to a foreign tax credit or deduction. The Fund will deduct the foreign taxes it pays in determining the amount it has available for distribution to shareholders.

If the Fund invests in stock (including an option to acquire stock such as is inherent in a convertible bond) of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gain) or hold at least 50% of their asset in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may be available to ameliorate these adverse tax consequences, but could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies or make an available election to minimize its tax liability or maximize its return for these investments.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to the Fund's investment in stock or securities, including speculative currency positions could under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed the Fund's investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

Certain options, futures, and forward foreign currency contracts undertaken by the Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain, but not loss, if an option, short sales or other transaction is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Certain of such transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options, futures and forward contracts in order to seek to minimize any potential adverse tax consequences.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities and/or engage in options transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions on those shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) that in a transaction is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess, as computed for Federal income tax purposes, of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carry forward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.

For Federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed as such to shareholders. As of October 31, 2003 there were no capital loss carryforwards from the Predecessor Fund.

If the Fund should have dividend income that qualifies as Qualified Dividend Income, as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003, the maximum amount allowable will be designated by the Fund. This amount will be reflected on Form 1099-DIV for the current calendar year.

If the Fund should have dividend income that qualifies for the dividends-received deduction for corporations, it will be subject to the limitations applicable under the Code. The qualifying portion is limited to properly designated distributions attributed to dividend income (if any) the Fund receives from certain stock in U.S. domestic corporations and the deduction is subject to holding period requirements and debt-financing limitations under the Code.

Investment in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it acquires or holds any such obligations, in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and seeks to avoid becoming subject to Federal income or excise tax.

For purposes of the dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of the stock of such corporations held by the Fund, for U.S. Federal income tax purposes, for at least 46 days (91 days in the case of certain preferred stock) during a prescribed period extending before and after each such dividend and distributed and properly designated by the Fund may be treated as qualifying dividends. Corporate shareholders must meet the holding period requirements stated above with respect to their shares of the Fund for each dividend in order to qualify for the deduction and, if they have any debt that is deemed under the Code directly attributable to such shares, may be denied a portion of the dividends received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for Federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, and, to the extend such basis would be reduced below zero, that current recognition of income would be required.

The Fund is required to accrue income on any debt securities that have more than a de minimis amount of original issue discount (or debt securities acquired at a market discount, if the Fund elects to include market discount in income currently) prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options, futures, forwards, short sales or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. Additionally, some countries restrict repatriation which may make it difficult or impossible for the Fund to obtain cash corresponding to its earnings or assets in those countries. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may borrow cash, to satisfy these distribution requirements.

A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although it may in its sole discretion provide relevant information to shareholders.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number nor certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

The foregoing discussion relates solely to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions and ownership of or gains realized on the redemption (including an exchange) of shares of the Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to non-resident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed periodically by the Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread." Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis.

In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed by dealers that also sell shares of John Hancock funds, however, the Adviser does not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser of the Fund. The Adviser has implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.

Where research is available for cash payments, the Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Adviser that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research service" includes research services received from broker-dealers which supplement the Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, the research provides the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Adviser believes that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser. However, to the extent that the Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser's other clients, the Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

While the Adviser will be primarily responsible for its allocation of the Fund's brokerage business, the policies and practices of the Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser, or the Affiliated Broker. Because the Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC) ("JH Distributors" or "Affiliated Broker").

Other investment advisory clients advised by the Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size (a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pays Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account and $17.50 for each Class C shareholder account. The Fund also pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class A, Class B, and Class C shares. For Class A, B and C shares, the Fund also pays certain out-of pocket expenses. The Adviser has agreed to limit transfer agent fees on Class A, B and C shares to 0.25% of each class's average daily net assets at least until June 16, 2006. The Fund pays Signature Services monthly a fee which is based on an annual rate of 0.05% of average daily net assets attributable to Class I shares. For shares held of record in omnibus or there group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLC, 125 High Street, Boston, Massachusetts 02110, has been selected as the independent registered public accounting firm of the Fund. Cohen McCurdy Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, served as independent accountants to the Fund's predecessor, Light Revolution Fund.


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

APPENDIX A - MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objective and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., short sales, financial futures and options; securities and index options, currency contracts).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. (e.g., borrowing; reverse repurchase agreements, repurchase agreements, securities lending, non-investment-grade securities, financial futures and options; securities and index options).

Currency risk The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. (e.g., foreign equities, financial futures and options; securities and index options, currency contracts).

Information risk The risk that key information about a security or market is inaccurate or unavailable. (e.g., non-investment-grade securities, foreign equities).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g., non-investment-grade securities, financial futures and options; securities and index options).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g., borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost. (e.g., short sales, financial futures and options securities and index options; currency contracts).

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g., non-investment-grand securities, short sales, restricted and illiquid securities, financial futures and options securities and index options; currency contracts).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g., short sales, short-term trading, when-issued securities and forward commitments, non-investment-grade securities, foreign equities, financial futures and options; securities and index options restricted and illiquid securities).

Natural event risk The risk of losses attributable to natural disasters, crop failures and similar events. (e.g., foreign equities).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g., short sales, when-issued securities and forward commitments; financial futures and options; securities and index options, currency contracts).

Political risk The risk of losses attributable to government or political actions, from changes in tax or trade statutes to governmental collapse and war.(e.g., foreign equities).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for. (e.g., non-investment-grade securities, restricted and illiquid securities).

APPENDIX B

Description of Bond Ratings

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment at some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack the characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds which are rated Ca represented obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S RATINGS GROUP

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B: Debt rated BB, and B is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

APPENDIX C

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                              Proxy Voting Summary

We believe in placing our clients' interests first. Before we invest in a particular stock or bond, our team of portfolio managers and research analysts look closely at the company by examining its earnings history, its management team and its place in the market. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.

Currently, John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or Sovereign makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and Sovereign will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and Sovereign vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and Sovereign's other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and Sovereign have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.

In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:
     o    the compensation committee is not fully independent
     o    plan dilution is more than 10% of outstanding common stock,
     o the company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.
     o the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
     o the plan allows stock to be purchased at less than 85% of fair market value;
     o    this plan dilutes outstanding common equity greater than 10%
     o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity
     o    the potential dilution from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:
     o the minimum vesting period for options or time lapsing restricted stock is less than one year
     o    the potential dilution for all company plans is more than 85%

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
     o    change the company name;
     o    approve other business;
     o    adjourn meetings;
     o    make technical amendments to the by-laws or charters;
     o    approve financial statements;
     o    approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:
     o    calling for shareholder ratification of auditors;
     o    calling for auditors to attend annual meetings;
     o    seeking to increase board independence;
     o    requiring minimum stock ownership by directors;
     o    seeking  to  create  a   nominating   committee  or  to  increase  the
          independence of the nominating committee;
     o    seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
                     Sovereign Asset Management Corporation
                             Proxy Voting Procedures

The role of the proxy voting service
John Hancock Advisers, LLC ("JHA") and Sovereign Asset Management Corporation ("Sovereign") have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and Sovereign. When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or Sovereign. When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.

The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.

With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or Sovereign's predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or Sovereign Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or Sovereign must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX D
                               John Hancock Funds

               Description of Portfolio Holdings Disclosure Policy

   General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

   The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy. In connection with the Board's oversight of the policy, the CCO will provide periodic reports to the Board on the implementation of the policy, and the Board will review at least annually a list of the entities that have received nonpublic information, the frequency of such disclosures and the business purpose thereof. In addition, the Board must approve any modifications to the policy.

   The CCO is required to report any material issues that may arise under the policy or disclosure in violation of this policy to the Board of Trustees. If the fund or another party subject to this policy desire to provide portfolio information that has not already been made public to a Nonaffiliated Person (as defined below), the Board or the CCO determines if the interests of the fund and the services providers may be in conflict in determining whether to supply that such information. If the Board or the CCO determines that no conflict exists, the Board or the CCO may authorize release of the information. If the CCO determines that a conflict exists, the CCO refers the conflict to the Board of Trustees. When considering a potential conflict, the Board of Trustees shall only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interest of shareholders.

   The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

(1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition

(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date

(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.


Disclosure of Portfolio Holdings to Nonaffiliated Persons

   Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes. In addition, each Nonaffiliated Person must provide certification at least annually to the CCO stating that they have complied with the restrictions referenced above. The funds have ongoing relationships with any entities referenced below.

Rating Organizations. Nonpublic Information regarding portfolio holdings will be provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. Generally, this information is provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information. The Board believes that allowing rating organizations to have this information will provide the market with a rating for the fund and is in the best interests of shareholders.

Risk Management, Attribution, Portfolio Analysis tools. Nonpublic Information regarding portfolio holdings may be provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. Generally, this information is provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information. The Board believes that having these analytical tools available to the fund and its service providers is in the best interests of shareholders.

Proxy Voting Services. Nonpublic Information regarding portfolio holdings may be provided to IRRC, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide IRRC with such information.

Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids. The provision of this information is in the fund's best interest because it assists the fund in receiving the best possible price on the sale of portfolio holdings.

Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

   Other Nonaffiliated Persons or Other Circumstances. Nonpublic Information regarding portfolio holdings may be provided to other Nonaffiliated Persons or in other circumstances, if approved by the Board, the CCO or his or her designee. In determining whether to approve such disclosure, the Board or the CCO considers: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. The time lag and frequency of the information being provided depends upon the nature of the request. The CCO only provides such information where the CCO has determined, in accordance with the authority delegated by the Board of Trustees, that the provision of the information is beneficial to the fund. The CCO is required to report to the Board of Trustees any provision of Non-Public information that falls in this category. The fund currently has an ongoing arrangement to provide to portfolio information to McMunn Associates, Inc., a financial printer, for the purpose of preparing fund shareholder reports and regulatory filings, typically within a week following the end of a reporting period.

Disclosure of Portfolio Holdings to Affiliated Persons

   Certain affiliated persons of the fund or its service providers need access to Non-Public information regarding portfolio holdings in order to provide their services to the fund. For example, employees of the Adviser or a subadviser who provide portfolio management or administrative services to the funds need current access to portfolio holdings to perform those services. Accountants need access to portfolio holdings in performing audits. In addition, some persons who work for the affiliates of the adviser may need access to Non-Public information to perform their roles. For example, risk management personnel of the Adviser's parent, may need to know the portfolio holdings in order to evaluate whether the Adviser's internal controls are being properly implemented or designed. Generally, affiliated persons that have access to Non-Public Information are provided that information without time lag and with such frequency as is necessary to perform their duties, which frequently is daily. While the fund generally expects that it will continue to provide these service providers with such information, there are no ongoing arrangements to provide such data. The following is a list of the categories of affiliated persons who may be given access to portfolio holdings.

     o The Adviser or, if applicable, any subadviser (as identified under "Investment Advisory and Other Services" in this Statement of Additional Information) and their employees - provision of information on-going and daily.
     o The fund's custodian, the Bank of New York, (and its employees) which requires information in order to provide its assigned services to the fund - provision of information on-going and daily.
     o The fund's certified public accounting firm, as identified under "Independent Registered Public Accounting Firm" in this Statement of Additional Information, and its employees who provide audit or other services to the fund - provision of information on an annual basis, such information being provided immediately after the end of the fund's fiscal year, in connection with the accounting firm's audit of financial statements.
     o Manulife, its affiliates and any of their employees, to the extent such entities or persons are acting in a legal, accounting, compliance, internal control or supervisory capacity but only to the extent that such access is required to enable those employees to perform their assigned duties which do not conflict with the interests of the fund - provision of information is not on a scheduled basis, but rather on an as-needed basis to perform the functions referenced above.

              Each Affiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes. In addition, each Affiliated Person must provide certification at least annually to the CCO stating that they have complied with the restrictions referenced above. As with any of the fund's policies, the CCO is charged with reviewing its implementation and evaluating periodically if it is reasonably designed to comply with the federal securities laws. The CCO will, in that process, consider whether the access outlined above to Affiliated Persons continues to be appropriate.

              The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees.

FINANCIAL STATEMENTS

This section normally details the performance of the fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year. Financial highlights are not shown because the fund has not yet commenced operations. If approved by the shareholders of Light Revolution Fund, a series of the Light Revolution Fund, Inc., the fund will acquire all of the assets of Light Revolution Fund on June 17, 2005, pursuant to an agreement and plan of reorganization in exchange for Class A shares of the fund. As successor to Light Revolution Fund, the fund will assume that fund's financial highlights. For the financial highlights of Light Revolution Fund, see the Light Revolution Fund prospectus dated February 25, 2005.

PROSPECTUS
FEBRUARY 25, 2005


                           LIGHT REVOLUTION FUND, INC.

                              LIGHT REVOLUTION FUND

                                   700 Court A
                            Tacoma, Washington 98402
                                 1-888-463-3957


         The investment objective of the Light Revolution Fund (the "Fund") is capital appreciation. The Fund invests primarily in common stocks of large capitalization companies in the technology business engaged in the processing or delivery of information. The Fund is a convenient way for investors to participate in the long-term growth potential of the information revolution. Light Index Investment Company (the "Adviser") is the investment adviser to the Fund. The Fund is a long-term investment, intended to complement your other investments.

         This Prospectus contains important information you should consider before you invest in the Fund, including information about risks. Please read it carefully and keep it for future reference.


         NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OFFERED BY THIS PROSPECTUS, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

                                                                       PAGE NO.
                                                                       --------

HIGHLIGHTS..................................................................1

PERFORMANCE INFORMATION.....................................................2

FEES AND EXPENSES OF THE FUND...............................................3

INVESTMENT OBJECTIVE........................................................4

HOW THE FUND INVESTS AND PRINCIPAL RELATED RISKS............................4

FUND MANAGEMENT.............................................................6

HOW TO PURCHASE SHARES......................................................6

HOW TO REDEEM SHARES........................................................9

VALUATION OF FUND SHARES...................................................10

CUSTOMER IDENTIFICATION PROGRAM............................................11

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN................................11

DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT...................11

MARKET TIMING AND PORTFOLIO HOLDINGS DISCLOSURE............................12

FINANCIAL HIGHLIGHTS.......................................................13

ADDITIONAL INFORMATION.....................................................14



                          -----------------------------



         In deciding whether to invest in the Fund, you should rely only on information in this Prospectus and the Statement of Additional Information (the "SAI"). The Fund has not authorized others to provide additional information. The Fund does not authorize the use of this Prospectus in any state or jurisdiction in which such offering may not legally be made.

         Light Index(R) and Light Revolution(R) are trademarks of the Light Index Investment Company.

                                   HIGHLIGHTS

WHAT IS THE GOAL OF THE FUND?

         The Fund's goal is capital appreciation. This goal is sometimes referred to as the Fund's investment objective. The Fund cannot guarantee that it will achieve its goal. For more information, see "Investment Objective" and "How the Fund Invests and Principal Related Risks."

WHAT IS THE PRINCIPAL INVESTMENT STRATEGY OF THE FUND?

         The Fund invests primarily in common stocks of large capitalization companies in the technology business engaged in the processing or delivery of information. The Fund may also invest in other types of securities in pursuing its investment objective. In trying to achieve the Fund's goal, the Adviser focuses on technology business securities which tend to be growth-oriented investments, but uses a value-based investment methodology to identify securities which the Adviser believes are undervalued relative to their intrinsic worth and possess characteristics which will lead to a higher market price over time. This investment methodology is based on the investment methodology the Adviser uses to manage the LIGHT INDEX. The LIGHT INDEX is a stock index which was developed and is published by the Adviser. The companies which the Adviser considers for inclusion in the Fund are publicly-traded, large capitalization companies engaged in the processing or delivery of information, which the Adviser believes will lead the LIGHT REVOLUTION. The Adviser created the term LIGHT REVOLUTION to describe the transition of the world's economy from one based on the ability to perform physical work with machines at high speed to one based on the ability to process and deliver information at the speed of light. These companies may be in a variety of businesses including computer hardware, computer software and telecommunications, but may also be in financial services or other businesses that may benefit from the LIGHT REVOLUTION.

         The Adviser will select particular companies for purchase by the Fund based upon a review of various attributes, including sales growth and research and development expenditures. The Adviser will sell the stock of particular companies for a variety of reasons including a determination by the Adviser that a company is no longer a leading firm in its segment of the market. The Fund intends to be fully invested at all times in common stocks and will normally invest at least a majority of its assets in the common stocks of large capitalization companies. The Fund intends to identify common stocks with long-term capital appreciation potential and to hold those stocks for extended periods of time. As a result, the Fund should have low portfolio turnover and capital gains distributions. For more information, see "How the Fund Invests and Principal Related Risks."

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

         The main risks of investing in the Fund are:

         o STOCK MARKET RISK: Stock funds like the Fund are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value. Increases or decreases in the value of stocks are generally greater than for bonds or other debt investments.

         o STOCK SELECTION RISK: The stocks selected by the Adviser for purchase by the Fund may decline in value or not increase in value when the stock market in general is rising.

         o LIQUIDITY RISK: The Adviser may not be able to sell stocks at an optimal time or price.

         o VOLATILITY RISK: The Fund is subject to risk based on its focus on investing in companies which the Adviser expects to lead the LIGHT REVOLUTION. The stocks of these companies may be subject to greater volatility than the stock market in general or may not correspond to stock market movements in general.

         o TECHNOLOGY SECTOR RISK: The technology business may be subject to greater volatility than the stock market in general, and it may not correspond to positive stock movements in general. In recent years, certain issuers in the technology sector have had significant declines in share prices.

         You should be aware that you may lose money by investing in the Fund. Because of the Fund's focus on investing in companies expected to lead the LIGHT REVOLUTION, it may not be a complete investment program for the equity portion of your portfolio. Due to the Fund's current small asset levels and lack of any formal expense cap arrangements, Fund total operating expenses are likely to be higher than many other comparable funds. Higher total operating expenses will negatively affect the Fund's returns.

IS THE FUND AN APPROPRIATE INVESTMENT FOR ME?

         The Fund is suitable for long-term investors only. The Fund is NOT a short-term investment vehicle. An investment in the Fund may be appropriate if:

         o        your goal is capital appreciation;

         o you want to allocate some portion of your long-term investments to the technology business of processing or delivering information;

         o        you do not require current income from this investment; and

         o you are willing to accept short-term to intermediate-term fluctuations in investment value.


                             PERFORMANCE INFORMATION

         The performance information that follows gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with a broad measure of market performance. Please remember that the Fund's past performance (before and after taxes) does not reflect how the Fund may perform in the future.

                           CALENDAR YEAR TOTAL RETURNS


                                 [OMITTED CHART]

              [2000 - (22.91%); 2001 - (18.90%); 2002 - (34.48%);
                          2003 - 37.64%; 2004 - 8.00%.]

                           Calendar Year Total Returns
                      Best and Worst Quarterly Returns (1)

                     BEST                           WORST
                    23.96%                         (29.50%)
             (4TH QUARTER, 2001)             (3RD QUARTER, 2001)


------------------
(1) Since June 29, 1999.


                          AVERAGE ANNUAL TOTAL RETURNS

(For the period ended December 31, 2004)                          1 Year           5 years      Life of Fund(1)
----------------------------------------                          ------           -------      ---------------
Return Before Taxes(2)                                            8.00%             (9.43%)          (0.85%)
Return After Taxes on Distributions(2)                            8.00% (3)         (9.50%)          (0.91%) (3)
Return After Taxes on Distributions and Sale of Fund Shares(2)    5.20% (3)(4)      (7.74%)          (0.70%)
(3)(4)
----------------------------------------------------------------- ----------------- ----------------
----------------
S&P 500(R) Index(5)                                               8.99%             (3.77%)          (1.96%)
NASDAQ-100 Index(6)                                               8.59%             (14.48%)         (3.46%)

------------------
(1)      Since June 29, 1999.

(2) The total return numbers presented do not reflect a sales charge. If these amounts were reflected, returns would be less than shown. Prior to February 28, 2002, the Fund imposed a sales charge.

(3) After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

(4)      Calculated assuming taxpayer has sufficient offsetting capital gains.

(5) The S&P 500(R) Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.

(6) The Nasdaq-100 Index is a market capitalization-weighted index that reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.


                          FEES AND EXPENSES OF THE FUND

         This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Redemption Fee(1)
(as a percentage of amount redeemed) (1) ................................  None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)(2)

Management Fees(3).......................................................  1.00%
Distribution and Service (12b-1) Fees(4) ................................  0.25%
Other Expenses(3)........................................................  2.88%
Total Annual Fund Operating Expenses(3) .................................  4.13%

------------
(1) A fee of $15.00 is charged for each wire redemption. See "How to Redeem Shares - In General."

(2) Fund operating expenses are deducted from Fund assets before computing the daily share price or making distributions. As a result, they will not appear on your account statement, but instead reduce the amount of total return you receive.

(3) Due to the Fund's current small asset levels and lack of any formal expense cap arrangements, Fund total operating expenses are likely to be higher than many other comparable funds. Higher total operating expenses will negatively affect the Fund's returns.

(4) Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and could cost long-term investors of the Fund more than other types of sales charges. For more information, see "Distribution and Shareholder Servicing Plan."

EXAMPLE

         The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's total annual operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

           1 YEAR            3 YEARS           5 YEARS           10 YEARS
           ------            -------           -------           --------
            $415              $1,255            $2,110            $4,314


                              INVESTMENT OBJECTIVE

         The Fund's investment objective is capital appreciation.


                HOW THE FUND INVESTS AND PRINCIPAL RELATED RISKS

         The Fund seeks to achieve its investment objective by investing primarily in common stocks of companies with large market capitalizations in the technology business engaged in the processing or delivery of information. A large capitalization company would typically have a market capitalization of at least $1 billion.

         In trying to achieve the Fund's investment objective, the Adviser focuses on technology business securities which tend to be growth-oriented investments, but uses a value-based investment methodology to identify securities which the Adviser believes are undervalued relative to their intrinsic worth and possess characteristics which will lead to a higher market price over time. This investment methodology is based on the investment methodology developed by the Adviser in creating and maintaining a stock index entitled the LIGHT INDEX. The Fund, like the LIGHT INDEX, will primarily be composed of the common stocks of publicly-traded, large capitalization companies engaged in the processing or delivery of information selected from a group of companies which the Adviser believes will lead the transition of the world's economy from the Industrial Age to the Information Age. The Industrial Age was an era characterized by a rapid increase in productivity brought about by the ability to perform physical work with machines. Through the use of the steam engine and other machines, natural resources and industrial commodities such as coal, iron ore, lumber and oil were brought to market at speeds never before possible. The early years of that era came to be known as the "Industrial Revolution." The Information Age is an era characterized by a rapid increase in productivity brought about by the ability to quickly process and deliver
                                       4
information. Through the development and use of the integrated circuit and related technologies, information is processed and delivered to end users at the speed of light when translated into "information commodities" such as electrons, radio waves, microwaves, and infrared and visible light. The Adviser has characterized this era as the LIGHT REVOLUTION.

         The Adviser considers companies for purchase by the Fund and inclusion in the LIGHT INDEX from the group of companies which it believes will lead the LIGHT REVOLUTION. In making its decision, the Adviser includes a particular company from this group based upon its review of that company's attributes relative to its current market value, such as:

      o  Strong sales growth;

      o  Substantial spending on research and development;

      o  Increasing operating margins; and

      o  Growing market share.

The Adviser generally follows a value approach to investing for the Fund. Accordingly, the Fund will focus on securities that the Adviser believes are undervalued relative to their intrinsic worth and possess characteristics, such as those discussed above, that the Adviser believes will lead to a higher market price over time. Because of the Fund's focus on companies expected to lead the LIGHT REVOLUTION, it may not be a complete investment program for the equity portion of your portfolio. In addition, the Adviser's value-based approach to selecting investments may result in more limited investment selections and capital appreciation opportunities than funds that do not follow this approach.

         The Fund will invest primarily in common stocks. Common stocks generally increase or decrease in value based on the earnings of a company and on general industry and market conditions. Because the Fund invests a significant amount of its assets in common stocks, it is likely to have greater fluctuations in share price than a fund that invests a significant portion of its assets in fixed-income securities. Stock funds like the Fund are subject to stock market risks and significant fluctuations in value. If the stock market declines in value, the Fund is likely to decline in value and such declines may not correspond to the changes in value of the stock market overall. For example, the Fund's decline in value may be greater than that of the market as a whole. Changes in the value of stocks have generally been greater than for bonds or other fixed-income investments. The Fund's portfolio itself is subject to the risk that the Adviser may select stocks that decline in value or not increase in value when the stock market in general is rising. The technology business may be subject to greater volatility than the stock market in general and may not correspond to positive stock market movements in general. In recent years, certain issuers in the technology sector have had significant declines in share prices. In addition, the Adviser may or may not be able to sell stocks at an optimal time or price. The Adviser has not previously acted as an investment adviser to a mutual fund. Although not part of its principal investment strategy, the Fund may occasionally invest a limited portion of its assets in futures contracts, options, options on futures, foreign securities and illiquid securities. See the Fund's SAI for additional information.

         Although the Adviser intends to use an investment methodology in managing the Fund based on the investment methodology it uses in managing the LIGHT INDEX, the Fund is not an "index fund." Investors should not expect the Fund to replicate the performance or composition of the LIGHT INDEX.

         The Fund has no minimum holding period for its investments and will sell securities whenever the Adviser believes it is consistent with the Fund's investment objective. The Fund typically sells a security when the company shows deteriorating economic fundamentals, falls short of the Adviser's expectations or is no longer a leading firm in its segment of the market, or when the Adviser finds a better security for inclusion in the Fund. The Fund will attempt to maximize investment returns. Potential tax consequences to Fund shareholders will be a secondary consideration when it sells securities. However, the Fund seeks to identify common stocks of companies with long-term capital appreciation potential and to hold those common stocks for an extended period. As a result, the Fund should have low portfolio turnover and capital gains distributions. Investors may realize taxable capital gains as a result of trading of the Fund's assets and the Fund incurs transaction costs in connection with buying and selling securities. Tax and transaction costs lower the Fund's effective return for investors.

         The Fund intends to remain fully invested. The Fund will not invest in cash reserves as part of a temporary defensive strategy, such as lowering its investment in common stocks, to protect against potential stock market declines.


                                 FUND MANAGEMENT

ADVISER

         The Fund has entered into an Investment Advisory Agreement with the Adviser under which the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Fund's Board of Directors. The Adviser, 700 Court A, Tacoma, Washington 98402, is a Washington corporation and was organized in 1997. The Adviser is controlled by Henry Hewitt. Under the Investment Advisory Agreement, the Fund pays the Adviser an annual management fee of 1.00% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. Since the Fund's inception and continuing until March 31, 2002, the Adviser waived its management fee and reimbursed the Fund's other expenses so that the Fund's total operating expenses (on an annual basis) did not exceed 2.00% of its average daily net assets. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. Amounts waived or reimbursed by the Adviser, including initial organizational costs of the Fund, are subject to potential recoupment by the Adviser for a period of three years from the date such amount was waived or reimbursed, and only to the extent that total fees and expenses for a period (including recouped amounts) are less than the expense limitation cap in place prior to March 31, 2002.

         Under the Investment Advisory Agreement, the Adviser is responsible not only for management of the Fund's assets, but also for portfolio transactions and brokerage. The Adviser began advising mutual funds on June 29, 1999, the commencement of the Fund's operations. The Fund is the Adviser's only mutual fund client.

         PORTFOLIO MANAGER.  The Fund is managed by the following individual:

         HENRY HEWITT. President, Chief Executive Officer, Director and majority shareholder of the Adviser, Mr. Hewitt graduated from the University of Washington in 1975 and from Oxford University in 1978. He has been a principal of Light Index Investment Co., a registered investment adviser, since 1993 and has published a monthly newsletter called THE LIGHT REVOLUTION HERALD since September 1993. THE LIGHT REVOLUTION HERALD examines current technological and financial developments surrounding the companies which are included in the LIGHT INDEX. Mr. Hewitt is primarily responsible for the day-to-day portfolio management of the Fund.

CUSTODIAN

         U.S. Bank, N.A. ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, acts as custodian of the Fund's assets.

TRANSFER AGENT AND ACCOUNTING AGENT

         Mutual Shareholder Services, LLC ("MSS"), 8869 Brecksville Road, Suite C, Brecksville, OH 44141, acts as transfer agent for the Fund (the "Transfer Agent") and as the Fund's accounting agent.

DISTRIBUTOR

         Quasar Distributors, LLC, 615 East Michigan Street, Suite 200, Milwaukee, Wisconsin 53202, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., acts as distributor of the Fund's shares (the "Distributor").

                             HOW TO PURCHASE SHARES

         Shares of the Fund may be purchased through any dealer which has entered into a sales agreement with the Distributor, in its capacity as principal underwriter of shares of the Fund, or through the Distributor directly. The Transfer Agent may also accept purchase applications.

         Payment for Fund shares should be made by check or money order in U.S. dollars drawn on a U.S. bank, savings and loan or credit union. The minimum initial investment in the Fund is $5,000. Subsequent investments of at least $500 may be made by mail or by wire. For investors using the Automatic Investment Plan, as described below, there is a $5,000 minimum initial investment and subsequent investments must be at least $500. These minimums may be changed or waived by the Fund at any time. Shareholders will be given at least 30 days' notice of any increase in the minimum dollar amount of subsequent investments.

         In order to relieve you of responsibility for the safekeeping and delivery of stock certificates, the Fund does not issue certificates.

SHARE PRICE

         Shares of the Fund are sold on a continual basis at the next offering price (the "Offering Price"), which is the sum of the net asset value per share next computed following receipt of an order in proper form (as described below under "Initial Investment" and "Subsequent Investments") by a dealer that has entered into a sales agreement with the Distributor or the Transfer Agent, as the case may be. Net asset value per share is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern Standard Time) on each day the New York Stock Exchange (the "NYSE") is open. See "Valuation of Fund Shares."

         Fund shares are also subject to Rule 12b-1 fees in an aggregate amount of 0.25% of the average daily net assets of the Fund. See "Distribution and Shareholder Servicing Plan."

INITIAL INVESTMENT - MINIMUM $5,000

         You may purchase Fund shares by completing the enclosed shareholder application and mailing it and a check or money order payable to "Light Revolution Fund, Inc." to your securities dealer, the Distributor or the Transfer Agent, as the case may be. The minimum initial investment is $5,000. If mailing to the Transfer Agent, please send the application to the following address: Mutual Shareholders Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH 44141. In addition, overnight mail should be sent to the following address: Light Revolution Fund, Inc., c/o Mutual Shareholders Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH 44141. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, of purchase applications does not constitute receipt by the Transfer Agent or the Fund. Do not send letters by overnight courier to the post office box.

         If the securities dealer through which you have chosen to purchase Fund shares has not entered into a sales agreement with the Distributor, such dealer may, nevertheless, offer to place your order for the purchase of Fund shares. Purchases made through such dealers will be effected at the net asset value next determined after receipt by the Fund of the dealer's order to purchase shares. Such dealers may also charge a transaction fee, as determined by the dealer. That fee may be avoided if shares are purchased through a dealer who has entered into a sales agreement with the Distributor or through the Transfer Agent.

         If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Fund as a result. Neither cash nor third-party checks will be accepted. All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept any purchase order application.

WIRE PURCHASES

         You may also purchase Fund shares by wire. The following instructions should be followed when wiring funds to the Transfer Agent for the purchase of Fund shares:

         Wire to:                        Mutual Shareholder Services, LLC
         ABA Number:                     042000013

         Credit:                         Mutual Shareholder Services, LLC
         Account:                        19945134

         Further Credit:                 Light Revolution Fund, Inc.
                                         (shareholder account number)
                                         (shareholder name/account registration)

         Please call 1-888-463-3957 prior to wiring any funds to notify the Transfer Agent that the wire is coming and to verify the proper wire instructions so that the wire is properly applied when received. The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

TELEPHONE PURCHASES

         The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option on your account, complete the appropriate section in the shareholder application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Transfer Agent. Purchases must be in amounts of $500 or more and may not be used for initial purchases of the Fund's shares. To have Fund shares purchased at the offering price determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by electronic funds transfer through the ACH system prior to the close of regular trading on such date. Subsequent investments may be made by calling 1-888-463-3957.

PURCHASING SHARES THROUGH FINANCIAL INTERMEDIARIES

         If you purchase shares through a financial intermediary (such as a broker-dealer or a mutual fund "supermarket program"), certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. You should consult your financial intermediary for more information regarding these matters. Certain financial intermediaries may charge you transaction fees for their services. That fee may be avoided if shares are purchased through the Transfer Agent or through a dealer who has entered into a sales agreement with the Distributor. The Fund may compensate financial intermediaries for assistance under the Fund's Distribution and Shareholder Servicing Plan (i.e., Rule 12b-1 plan), through payment of a portion of the sales charge or otherwise.

AUTOMATIC INVESTMENT PLAN - $5,000 MINIMUM

         The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking, money market, savings or NOW account. You must meet the Fund's minimum initial investment of $5,000 before the AIP may be established. Subsequent investments using the AIP must be at least $500. To establish the AIP, complete the appropriate section in the shareholder application. For additional information on the AIP, please see the SAI.

INDIVIDUAL RETIREMENT ACCOUNTS

         You may invest in the Fund by establishing a tax-sheltered individual retirement account ("IRA"). The Fund offers the Traditional IRA, Roth IRA and Education IRA. The minimum initial investment for Traditional and Roth IRAs is $1,000, and the minimum initial investment for Education IRAs is $500. There is an annual service fee of $8 per account. For additional information on IRA options, please see the SAI.

SUBSEQUENT INVESTMENTS - MINIMUM $500

         Additions to your account may be made by mail or by wire. Any subsequent investment must be for at least $500. When making an additional purchase by mail, enclose a check payable to "Light Revolution Fund, Inc." and the Additional Investment Form provided on the lower portion of your account statement. To make an additional purchase by wire, please call 1-888-463-3957 for complete wiring instructions.

                              HOW TO REDEEM SHARES

IN GENERAL

         Investors may request redemption of part or all of their Fund shares at any time at the next determined net asset value. See "Valuation of Fund Shares." No redemption request will become effective until a redemption request is received in proper form (as described below) by the Transfer Agent. An investor should contact the Transfer Agent for further information concerning redemption of Fund shares. The Fund normally will mail your redemption proceeds the next business day and, in any event, no later than seven days after receipt of a redemption request in good order. However, when a purchase has been made by check, the Fund may hold payment on redemption proceeds until it is reasonably satisfied that the check has cleared, which may take up to 12 days. Redemptions may be made by written request, telephone or wire. You may also redeem Fund shares using the Fund's exchange privilege, as discussed in the SAI.

         Redemptions may also be made through brokers or dealers. Such redemptions will be effected at the net asset value next determined after receipt by the Dealer of the broker or dealer's instruction to redeem shares. Some brokers or dealers may charge a fee in connection with such redemptions.

         Investors who have an Individual Retirement Account must indicate on their redemption requests whether or not federal income tax should be withheld. Redemption requests failing to make an election will be subject to withholding.

         Your account may be terminated by the Fund on not less than 30 days' notice if, at the time of any redemption of shares in your account, the value of the remaining shares in the account falls below $5,000 even if due to a market decrease in the value of such shares. Upon any such termination, a check for the proceeds of redemption will be sent to you within seven days of the redemption.

WRITTEN REDEMPTION

         For most redemption requests, an investor need only furnish a written, unconditional request to redeem his or her shares at net asset value to the Transfer Agent: Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH 44141. Overnight mail should be sent to Light Revolution Fund, Inc., c/o Mutual Shareholder Services, LLC, 8869 Brecksville Road, Suite C, Brecksville, OH 44141. Requests for redemption must (i) be signed exactly as the shares are registered, including the signature of each owner, and (ii) specify the number of shares or dollar amount to be redeemed. Redemption proceeds made by written redemption request may also be wired to a commercial bank that you have authorized on your account application. The Transfer Agent will charge a $15 service fee for wire transactions. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box of redemption requests does not constitute receipt by the Transfer Agent or the Fund. Do not send letters by overnight courier to the post office box. Any written redemption requests received within 15 days after an address change must be accompanied by a signature guarantee.

TELEPHONE REDEMPTION

         Shares of the Fund may also be redeemed by calling the Transfer Agent at 1-888-463-3957. Redemption requests by telephone are available for redemptions of $1,000 or more. Redemption requests for less than $1,000 must be in writing. In order to use this procedure, an investor must have previously elected this option in writing, which election will be reflected in the records of the Transfer Agent, and the redemption proceeds must be mailed directly to the investor or transmitted to the investor's predesignated account via wire or ACH transfer. Funds sent via ACH are automatically credited to your account within three business days. The Transfer Agent will charge a $15 service fee for wire transactions. To change the designated account, send a written request with signature(s) guaranteed to the Transfer Agent. To change the address, call the Transfer Agent or send a written request with signature(s) guaranteed to the Transfer Agent. Additional documentation may be requested from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact. No telephone redemption requests will be allowed within 15 days of such a change. The Fund reserves the right to limit the number of telephone redemptions by an investor. Once made, telephone redemptions may not be modified or canceled.

         The Transfer Agent will use reasonable procedures to ensure that instructions received by telephone are genuine. These procedures may include requiring some form of personal identification prior to acting upon telephone instructions, recording telephonic transactions and/or sending written confirmation of such transactions to investors. Assuming procedures such as the above have been followed, neither the Fund nor the Transfer Agent will be liable for any loss, cost or expense for acting upon an investor's instructions or for any unauthorized telephone redemption. The Fund reserves the right to refuse a telephone redemption request.

REDEEMING SHARES THROUGH FINANCIAL INTERMEDIARIES

         If you redeem shares through a financial intermediary (such as a broker-dealer), such financial intermediary may charge you transaction fees for their services. You will not be charged such fees if you redeem your Fund shares directly through the Fund without the intervention of a financial intermediary.

SYSTEMATIC WITHDRAWAL PLAN

         The Systematic Withdrawal Plan ("SWP") allows you to make automatic withdrawals from your account at regular intervals. Redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust your account. If the amount remaining in your account is not sufficient to make an SWP payment, the remaining amount will be redeemed and the SWP will be terminated. Please see the SAI for more information.

SIGNATURE GUARANTEES

         Signature guarantees are required for: (i) redemption requests to be mailed or wired to a person other than the registered owner(s) of the shares;
(ii) redemption requests to be mailed or wired to other than the address that appears of record; and (iii) any redemption request if a change of address has been received by the Fund or the Transfer Agent within the last 15 days. A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, saving associations, credit unions, brokerage firms and others. Please note that a notary public stamp or seal is not acceptable.

REDEMPTION IN KIND

         The Fund has reserved the right to redeem in kind (i.e., in securities) any redemption request during any 90-day period in excess of the lesser of: (i) $250,000 or (ii) 1% of the Fund's net asset value being redeemed. Please see the SAI for more information.


                            VALUATION OF FUND SHARES

                  Net asset value for the Fund is calculated by taking the value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. The net asset value per share is determined as of the close of regular trading (generally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business. Net asset value is not determined on days the NYSE is closed. The price at which a purchase order or redemption request is effected is based on the next calculation of net asset value after the order is placed. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. In determining net asset value, expenses are accrued and applied daily and investments for which market quotations are readily available are valued at market value. Any investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund. The Fund also may use fair value pricing if the value of a security it holds has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. The Fund uses pricing services to assist in determination of market value. Foreign securities may trade during hours and on days that the NYSE is closed and a Fund's NAV is not calculated. Although the Fund's NAV may be affected, you will not be able to purchase or redeem shares on these days.

                         CUSTOMER IDENTIFICATION PROGRAM

                           IMPORTANT INFORMATION ABOUT
                      PROCEDURES FOR OPENING A NEW ACCOUNT

         To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

                   DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

         The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "12b-1 Plan"), which authorizes it to pay the Distributor and certain financial intermediaries (such as broker-dealers) who assist in distributing Fund shares or who provide shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of its average daily net assets (computed on an annual basis). To the extent fees are paid under the 12b-1 Plan, the 12b-1 Plan has the effect of increasing the Fund's expenses from what they would otherwise be. Because Rule 12b-1 fees are paid out of the Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and could cost long-term investors of the Fund more than paying other types of sales charges. The Fund currently intends to make payments under the 12b-1 Plan to the maximum extent allowable. For additional information on the 12b-1 Plan, please see the SAI.


            DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX TREATMENT

         For federal income tax purposes, all dividends paid by the Fund and distributions of net realized short-term capital gains are taxable as ordinary income whether reinvested or received in cash unless you are exempt from taxation or entitled to a tax deferral. Distributions paid by a Fund from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as a capital gain. The capital gain holding period (and the applicable tax rate) is determined by the length of time the Fund has held the security and not the length of time you have held shares in the Fund. Certain qualifying distributions paid out of the Fund's investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income and short-term capital gain. The Fund expects that, because of its investment objective, its distributions will consist primarily of long- and short-term capital gains. Investors are informed annually as to the amount and nature of all dividends and capital gains paid during the prior year. Such capital gains and dividends may also be subject to state or local taxes. If you are not required to pay taxes on your income, you are generally not required to pay federal income taxes on the amounts distributed to you.

         The Fund intends to pay dividends and distribute capital gains, if any, at least annually. When a dividend or capital gain is distributed, the Fund's net asset value decreases by the amount of the payment. If you purchase shares shortly before a distribution, you will be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS WILL AUTOMATICALLY BE REINVESTED IN ADDITIONAL FUND SHARES AT THE THEN PREVAILING NET ASSET VALUE UNLESS AN INVESTOR SPECIFICALLY REQUESTS THAT EITHER DIVIDENDS OR CAPITAL GAINS OR BOTH BE PAID IN CASH. An investor may change an election by telephone, subject to certain limitations, by calling the Transfer Agent at 1-888-463-3957.

         Investors requesting to have dividends and/or capital gains paid in cash may choose to have such amounts mailed or sent via electronic funds transfer ("EFT"). Transfers via EFT generally take up to three business days to reach the investor's bank account.

         If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder's account at the Fund's then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund.

         If you do not furnish the Fund with your correct social security number or taxpayer identification number, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds at a rate of 28%.

         An exchange of Fund shares for shares pursuant to the Fund's exchange privilege is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss. An exchange is not a tax-free transaction.

         This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax advisor.

                 MARKET TIMING AND PORTFOLIO HOLDINGS DISCLOSURE

MARKET TIMER POLICY

         The Fund is intended for long-term investors and is not intended as a vehicle for shareholders interested in short-term trading in Fund shares or market timing since such activities tend to result in additional portfolio turnover and transaction costs to longer-term shareholders. Because of the potential harm to the Fund and long-term shareholders, the Board of Directors approved policies and procedures designed to discourage market timers. As part of such policies and procedures, the Fund reserves the right to reject purchase orders from shareholders that appear to be market timers or who otherwise engage in excessive short-term trading. In addition, the Fund reserves the right to redeem shares in-kind and distribute Fund securities to a redeeming shareholder, including in situations involving short-term holdings of Fund shares, subject to requirements under the Investment Company Act. These policies and procedures apply to any account.

PORTFOLIO HOLDINGS DISCLOSURE

         A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund for the stated period (assuming reinvestment of all dividends and distributions). The financial information for the year ended October 31, 2004 has been audited by Cohen McCurdy, Ltd. whose report, along with the Fund's financial statements, are included in the Fund's annual report for the year ended October 31, 2004, which is available upon request. The financial information for the years ended October 31, 2003 and October 31, 2002 have been audited by McCurdy & Associates, CPA's, Inc. The financial information for the years ended October 31, 2001, October 31, 2000 have been audited by PricewaterhouseCoopers LLP.



--------------------------------------------------- ------------- ------------- ------------- -------------  -----------

                                                     Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                                                     10/31/2004    10/31/2003    10/31/2002    10/31/2001    10/31/2000
                                                     ----------    ----------    ----------    ----------    ----------

--------------------------------------------------- ------------- ------------- ------------- -------------  ----------
NET ASSET VALUE - BEGINNING OF PERIOD:...........       $8.42         $6.32         $8.46         $15.25      $11.39

                                                         ----          ----          ----          -----      ------
--------------------------------------------------- ------------- ------------- ------------- -------------  ----------
INCOME FROM INVESTMENT OPERATIONS:
--------------------------------------------------- ------------- ------------- ------------- -------------  ----------
Net Investment Loss (a)...........................     (0.30)        (0.19)        (0.21)        (0.14)       (0.06)
--------------------------------------------------- ------------- ------------- ------------- -------------  ----------
Net Gains or Losses on Securities                       0.35          2.29         (1.93)       (6.35)        3.92
                                                        ----          ----         ------       -------       ----
Realized and Unrealized)..........................
--------------------------------------------------- ------------- ------------- ------------- -------------  ----------
Total from Investment Operations.............           0.05          2.10         (2.14)        (6.49)       3.86
                                                        ----          ----         ------        ------       ----
--------------------------------------------------- ------------- ------------- ------------- -------------  ----------

--------------------------------------------------- ------------- ------------- ------------- -------------  ----------
LESS DISTRIBUTIONS:
--------------------------------------------------- ------------- ------------- ------------- -------------  ----------
Dividends (From Net Investment Income)............      0.00          0.00          0.00         (0.19)       0.00
--------------------------------------------------- ------------- ------------- ------------- -------------  ----------
Distributions (From Capital Gains.................      0.00          0.00          0.00         (0.11)       0.00
                                                        ----          ----          ----         ------
--------------------------------------------------- ------------- ------------- ------------- ------------- ----------
     Total Distributions..........................      0.00          0.00          0.00         (0.30)       0.00
                                                        ----          ----          ----         ------
--------------------------------------------------- ------------- ------------- ------------- ------------- ----------

--------------------------------------------------- ------------- ------------- ------------- ------------- ----------
NET ASSET VALUE - END OF PERIOD:..................     $8.47         $8.42         $6.32         $8.46        $15.25
--------------------------------------------------- ------------- ------------- ------------- ------------- ----------

--------------------------------------------------- ------------- ------------- ------------- ------------- ----------
TOTAL RETURN: (b).................................     0.59%         33.23%       (25.30)     (43.25%)(+)     33.89%(+)
---------------------------------------------------- ------------- ------------- ------------- ------------- ----------

--------------------------------------------------- ------------- ------------- ------------- ------------- ----------
RATIOS AND SUPPLEMENTAL DATA:
--------------------------------------------------- ------------- ------------- ------------- ------------- ----------
Net Assets, End of Period (Thousands).............     $3,357        $3,927        $3,125        $5,576       $9,161
--------------------------------------------------- ------------- ------------- ------------- ------------- ----------
Ratio of Expenses to Average Net Assets:
--------------------------------------------------- ------------- ------------- ------------- ------------- ----------
         Before Expense Reimbursement.............     4.13%         4.02%         4.38%         3.98%        5.21%
--------------------------------------------------- ------------- ------------- ------------- ------------- ----------
         After Expense Reimbursement..............     4.13%         3.19%         3.27%         2.00%        2.00%
--------------------------------------------------- ------------- ------------- ------------- ------------- ----------
Ratio of Net Investment Loss to Average Net
Assets:
--------------------------------------------------- ------------- ------------- ------------- ------------- ----------
         Before Expense Reimbursement.............    (3.56)%       (3.46)%       (3.77)%       (3.35)%       (3.99)%
--------------------------------------------------- ------------- ------------- ------------- ------------- ----------
         After Expense Reimbursement..............    (3.56)%       (2.63)%       (2.66)%       (1.37)%       (0.78)%
--------------------------------------------------- ------------- ------------- ------------- ------------- ----------
Portfolio Turnover rate...........................     54.45%       109.39%        73.35%        50.65%       17.49%
--------------------------------------------------- ------------- ------------- ------------- ------------- ----------

(a) Net investment income (loss) per share is based on average shares outstanding throughout the year.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(+) The total return calculation does not reflect the maximum sales charge discontinued February 8, 2002 of 4.75%.

                             ADDITIONAL INFORMATION

DIRECTORS                                CUSTODIAN
Henry Hewitt                             U.S. BANK, N.A.
Tamsin Taylor                            425 Walnut Street
Thomas O'Rourke                          Cincinnati, Ohio  45202

PRINCIPAL OFFICERS                       TRANSFER AGENT AND
                                           DIVIDEND-DISBURSING AGENT
Henry Hewitt, PRESIDENT
  AND CHIEF COMPLIANCE OFFICER           MUTUAL SHAREHOLDER SERVICES, LLC
                                         8869 Brecksville Road
                                         Brecksville, Ohio  44141

INVESTMENT ADVISOR                       INDEPENDENT ACCOUNTANTS

LIGHT INDEX INVESTMENT COMPANY           COHEN MCCURDY, LTD.
700 Court A                              826 Westpoint Parkway, Suite 1250
Tacoma, Washington  98402                Westlake, Ohio  44145


DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC
615 East Michigan Street, Suite 200
Milwaukee, Wisconsin  53202

         THE SAI FOR THE FUND CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE FUND'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR. THE FUND'S SAI, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS, ANNUAL REPORTS AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON REQUEST TO THE ADDRESS OR TOLL-FREE TELEPHONE NUMBER NOTED ON THE COVER PAGE OF THIS PROSPECTUS. THESE DOCUMENTS MAY ALSO BE OBTAINED FROM CERTAIN FINANCIAL INTERMEDIARIES, INCLUDING THE FUND'S DISTRIBUTOR, WHO PURCHASE AND SELL FUND SHARES. TO REQUEST OTHER INFORMATION ABOUT THE FUND OR TO MAKE SHAREHOLDER INQUIRIES YOU MAY CALL THE TOLL-FREE TELEPHONE NUMBER ON THE COVER PAGE OF THIS PROSPECTUS.

         INFORMATION ABOUT THE FUND (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. PLEASE CALL THE SEC AT 1-202-942-8090 FOR INFORMATION RELATING TO THE OPERATION OF THE PUBLIC REFERENCE ROOM. OTHER INFORMATION ABOUT THE FUND IS AVAILABLE ON THE EDGAR DATABASE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV OR UPON PAYMENT OF A DUPLICATING FEE, BY ELECTRONIC REQUEST AT THE FOLLOWING E-MAIL ADDRESS:
PUBLICINFO@SEC.GOV, OR BY WRITING THE PUBLIC REFERENCE ROOM OF THE SEC, WASHINGTON, D.C. 20549-0102.

THE FUND'S 1940 ACT FILE NUMBER IS 811-8535.

                       STATEMENT OF ADDITIONAL INFORMATION

                           LIGHT REVOLUTION FUND, INC.

                              LIGHT REVOLUTION FUND

                                   700 Court A
                            Tacoma, Washington 98402
                                 (888) 463-3957


         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the LIGHT REVOLUTION FUND (the "Fund"), dated February 25, 2005. The Fund is a series of Light Revolution Fund, Inc. (the "Corporation").

         A copy of the Prospectus is available without charge upon request to the above-noted address or toll-free telephone number. The Fund's audited financial statements for the fiscal period ended October 31, 2004 are incorporated herein by reference to its October 31, 2004 Annual Report.

















      This Statement of Additional Information is dated February 25, 2005.

                                TABLE OF CONTENTS



                                                                          PAGE
                                                                          ----
                                                                           NO.
                                                                           ---

FUND ORGANIZATION...........................................................1

INVESTMENT RESTRICTIONS.....................................................1

IMPLEMENTATION OF INVESTMENT OBJECTIVE......................................2

DIRECTORS AND OFFICERS.....................................................18

CODE OF ETHICS.............................................................20

ANTI-MONEY LAUNDERING PROGRAM..............................................20

PROXY VOTING...............................................................21

PRINCIPAL SHAREHOLDERS.....................................................21

INVESTMENT ADVISER.........................................................21

FUND TRANSACTIONS AND BROKERAGE............................................22

CUSTODIAN..................................................................23

TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT...............................24

DISTRIBUTOR AND PLAN OF DISTRIBUTION.......................................24

PURCHASE, EXCHANGE AND PRICING OF SHARES...................................26

REDEMPTIONS IN KIND........................................................28

PORTFOLIO HOLDINGS DISCLOSURE..............................................28

TAXATION OF THE FUND.......................................................28

INDEPENDENT ACCOUNTANTS....................................................28

FINANCIAL STATEMENTS.......................................................29

APPENDIX..................................................................A-1

         In deciding whether to invest in the Fund, you should rely on information in this Statement of Additional Information and related Prospectus. The Fund has not authorized others to provide additional information. The Fund has not authorized the use of this Statement of Additional Information in any state or jurisdiction in which such offering may not legally be made.

         Light Index(R) and Light Revolution(R) are trademarks of the Light Index Investment Company.

                                FUND ORGANIZATION

         The Corporation is an open-end, diversified, management investment company, commonly referred to as a mutual fund. The Fund is a series of common stock of the Corporation, a Maryland company incorporated on October 21, 1997. The Corporation is authorized to issue shares of common stock in series and classes. Each share of common stock of the Fund is entitled to one vote, and each share is entitled to participate equally in dividends and capital gain distributions and in the assets of the Fund in the event of liquidation. No certificates will be issued for shares held in your account. You will, however, have full shareholder rights. Generally, the Corporation will not hold annual shareholders' meetings unless required by the Investment Company Act of 1940, as amended (the "1940 Act") or Maryland law. Shareholders have certain rights, including the right to call an annual meeting upon a vote of 10% of the Corporation's outstanding shares for the purpose of voting to remove one or more directors or to transact any other business. The 1940 Act requires the Corporation to assist the shareholders in calling such a meeting.

                             INVESTMENT RESTRICTIONS

         The investment objective of the Fund is to seek capital appreciation. The following are the Fund's fundamental investment restrictions which cannot be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, as a result,
         (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments) and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the "1940 Act"), which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). If the amount borrowed at any time exceeds 33 1/3% of the Fund's total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund's total assets. The Fund may also borrow money from other persons to the extent permitted by applicable law.

3.       May not issue senior securities, except as permitted under the 1940
         Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry. The Fund does not consider all LIGHT REVOLUTION companies to be in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

         The following are the Fund's non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval.

The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the "SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities.

4. Purchase securities of other investment companies except in compliance with the 1940 Act.

5. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act (the "CEA") and, in accordance with Rule 4.5, the Fund will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the CEA); provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Fund's net assets.

6.       Make any loans other than loans of portfolio securities, except through
         (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. Borrow money except from banks or through reverse repurchase agreements, and will not purchase securities when bank borrowings exceed 5% of its total assets.

         Except for the fundamental investment limitations listed above and the Fund's investment objective, the Fund's other investment policies are not fundamental and may be changed with approval of the Corporation's Board of Directors. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (I.E., due to subscriptions or redemptions) or in the market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                     IMPLEMENTATION OF INVESTMENT OBJECTIVE

         The following information supplements the discussion of the Fund's investment objective and strategy described in the Prospectus under the captions "Investment Objective" and "How the Fund Invests and Related Risks." The following represent strategies that are not principal strategies of the Fund, but may be used from time to time.

DERIVATIVE INSTRUMENTS

         IN GENERAL. The Fund may invest up to 5% of its respective net assets in derivative instruments. Derivative instruments may be used for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk, but not for speculation. Derivative instruments are commonly defined to include securities or contracts whose value depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

         A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

         An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

         A forward contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

         HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, the Fund's portfolio. Derivatives may also be used by the Fund to "lock-in" gains in the value of its portfolio securities. In addition, derivatives may be used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         MANAGING RISK. The Fund may also use derivative instruments to manage the risks of the Fund's portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in the Fund's portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for the Fund to invest than "traditional" securities (I.E., stocks or bonds) would.

         EXCHANGE OR OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

         RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets; namely, that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Adviser's ability to predict movements of the securities, currencies, and commodities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the Adviser's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Adviser will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

(2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

(3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

(4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or is closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

(5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

         GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures Trading Commission ("CFTC").

         The Corporation has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the CEA, the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. To the extent the Fund were to engage in derivative transactions, it will limit such transactions to no more than 5% of its net assets.

         The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or the segregation of the Fund's assets. The Fund will also set aside permissible liquid assets in a segregated custodial account if required to do so by SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         In some cases the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Adviser may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).

         OPTIONS. The Fund may use options for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

         The Fund may purchase (buy) and write (sell) put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Implementation of Investment Objective Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction

("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

         The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         STOCK INDEX OPTIONS. The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

         A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock indexes are based on a broad market index, such as the Standard & Poor's 500 Stock Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100 Stock Index. An index may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

         The Fund's use of stock index options is subject to certain risks. Successful use by the Fund of options on stock indexes will be subject to the ability of the Adviser to correctly predict movements in the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

         SPREAD TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk, but not for speculation. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

         FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with the Fund's investment objective such as hedging and managing risk but not for speculation. The Fund may enter into futures contracts, including interest rate, index, and currency futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices.

         To the extent required by regulatory authorities, the Fund may enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin," consisting of cash, U.S. Government securities or other liquid, high-grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

         OPTIONS ON FUTURES. The Fund may also purchase or write put and call options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

         The Fund may use options on futures contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on futures contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a futures contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

         As with investments in futures contracts, the Fund is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. Government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked to market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

         The risks associated with the use of options on futures contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on futures contracts depends on the Adviser's ability to correctly predict the movement in prices of futures contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the futures contract subject to the option. For additional information, see "Futures Contracts."

         FOREIGN CURRENCIES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (I.E., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely effect the value of the portfolio investment expressed in U.S. dollars.

         For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

         In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Adviser believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Adviser believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Adviser believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

         The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

         There is no systematic reporting of last sale information for currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

         Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that it may sustain a loss as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

         Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will, in fact, be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately-negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will, in fact, be able to enter into such closing transactions.

         The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Adviser reasonably believes a liquid secondary market will exist for a particular option at any specific time.

         There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period and the market conditions then prevailing. In using these instruments, the Fund may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivatives instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         The Adviser's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Adviser's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Adviser will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Adviser's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

         The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Adviser. It should also be realized that use of these instruments does not eliminate, or protect against, price movements in the

Fund's securities that are attributable to other (I.E., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

         ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above, the Adviser expects to discover additional derivative instruments and other hedging or risk management techniques. The Adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

DEPOSITORY RECEIPTS AND FOREIGN SECURITIES

         The Fund may invest up to 20% of its net assets in foreign securities directly or by purchasing depository receipts, including European Depository Receipts ("EDRs") or other securities convertible into securities or issuers based in foreign countries. American Depository Receipts ("ADRs") shall not be deemed foreign securities for purposes of the 20% limitation. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, EDRs, in bearer form, are denominated in currencies other than U.S. dollars and are designed for use in European securities markets. EDRs are European receipts typically issued by a European bank or trust company evidencing ownership of the underlying securities. For purposes of the Fund's investment objectives, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

         ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. For example, a non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer, including reliable financial statements. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

         Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign countries are not subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends or interest; less extensive regulation of foreign brokers, securities markets, and issuers; costs incurred in conversions between currencies; possible delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities. From time to time foreign securities may be difficult to liquidate rapidly without adverse price effects. Certain costs attributable to foreign investing, such as custody charges and brokerage costs, may be higher than those attributable to domestic investment. The value of the Fund's assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar. Currency exchange rates can be volatile at times in response to supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other political and economic conditions.

FOREIGN INVESTMENT COMPANIES

         Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

ILLIQUID SECURITIES

         The Fund may invest up to 15% of its net assets in illiquid securities (I.E., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), repurchase agreements with maturities in excess of seven days, and other securities that are not readily marketable. The Board of Directors of the Corporation, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act, such as securities that may be resold to institutional investors under Rule 144A under the Securities Act, may be considered liquid under guidelines adopted by the Board of Directors. However, investing in securities which may be resold pursuant to Rule 144A under the Securities Act could have the effect of increasing the level of the Fund's illiquidity to the extent that institutional investors become, for a time, uninterested in purchasing such securities.

         The Board of Directors has delegated to the Adviser the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Adviser to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system), and (iv) other permissible relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for Rule 144A securities deemed to be liquid by the Adviser), the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

SHORT-TERM FIXED INCOME SECURITIES

         The Fund intends to be fully invested at all times and accordingly will only hold cash or short-term fixed income securities to meet anticipated redemption requests, pending investment and to pay expenses. Short-term fixed income securities are defined to include without limitation, the following:

1. U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
         (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.

2. Certificates of Deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

3. Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4. Repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date. In the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Adviser monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement. The Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6. Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of the Adviser, of comparable quality.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.

LENDING PORTFOLIO SECURITIES

         The Fund may lend portfolio securities with a value not exceeding 33 1/3% of the Fund's total assets to brokers or dealers, banks or other institutional borrowers of securities as a means of earning income. In return, the Fund will receive collateral in cash or money market instruments. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The purpose of such securities lending is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent, and the Fund may also receive interest on the investment of collateral, or a fee from the borrower as compensation for the loan. The Fund may pay reasonable custodial and administrative fees in connection with the loan. The Fund will retain the right to call, upon notice, lent securities. While there may be delays in recovery or even a loss of right in collateral should the borrower fail financially, the Fund's investment adviser will review the credit worthiness of the entities to which such loans are made to evaluate those risks. Although the Fund is authorized to lend securities, the Fund does not presently intend to engage in lending.

BORROWING

         The Fund is authorized to borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as reverse repurchase agreements), provided that the amount borrowed may not exceed 33 1/3% of the value of the Fund's net assets. The Fund's borrowings create an opportunity for greater return to the Fund and, ultimately, the Fund's shareholders, but at the same time increase exposure to losses. In addition, interest payments and fees paid by the Fund on any borrowings may offset or exceed the return earned on borrowed funds. The Fund currently intends to borrow money only for temporary, extraordinary or emergency purposes.

REVERSE REPURCHASE AGREEMENTS

         The Fund may, with respect to up to 5% of its net assets, engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

CONVERTIBLE SECURITIES

         The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock or warrants of the same or a different company within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock (or warrant) since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock (or warrant) increases. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock (or warrant), or sell it to a third party.

WARRANTS

         The Fund may invest in warrants, valued at the lower of cost or market value, if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES AGAINST THE BOX

         The Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

WHEN-ISSUED SECURITIES

         The Fund may from time to time invest up to 5% of its net assets in securities purchased on a "when-issued" basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer, no interest is accrued on debt securities and no dividend income is earned on equity securities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by its purchases of securities on a when-issued basis.

         The Fund will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

UNSEASONED COMPANIES

         The Fund may invest up to 5% of its total assets in unseasoned companies, which are companies with less than three years of continuous operation. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of these companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings of these companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

CONCENTRATION

         The Fund has adopted a fundamental investment policy which prohibits the Fund from investing more than 25% of its assets in the securities of companies in any one industry. An industry is defined as a business-line subsector of a stock-market sector. While the Fund may be heavily invested in a single market sector like technology, for example, it will not invest more than 25% of its assets in securities of companies in any one industry or subsector. Technology industries or subsectors include networking, telecommunications, software, semiconductors, and voice-processing business lines. The Fund does not consider all LIGHT REVOLUTION companies to be in the same industry.

                             DIRECTORS AND OFFICERS

         Under the laws of the State of Maryland, the Board of Directors of the Corporation is responsible for managing its business and affairs. The directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information, are shown below. Directors who are deemed "interested persons," as defined in the 1940 Act are indicated below under the heading "Interested Directors." Directors who are not deemed to be "interested persons" are indicated below under the heading "Independent Directors." The Board of Directors has a standing Audit Committee. The Audit Committee is responsible for monitoring the integrity of the Corporation's financial reporting process and internal control systems, monitoring the overall performance of the Corporation's fund accounting agent and providing an avenue of communication among the independent accountants, the fund accounting agent and the Board of Directors. The members of the Audit Committee are Ms. Taylor and Mr. O'Rourke, neither of whom is deemed an "interested person," as defined in the 1940 Act. The Audit Committee met once during fiscal year 2004.



INTERESTED DIRECTORS

--------------- --------------- ---------- --------------------------------------------- -------------  ---------------
                                TERM OF                                                   NUMBER OF        OTHER
NAME ADDRESS*,  POSITION WITH   OFFICE**           PRINCIPAL OCCUPATIONS DURING           PORTFOLIOS
DIRECTORSHIPS
   AND AGE           THE        AND                        PAST 5 YEARS                    IN FUND        HELD BY
                 CORPORATION    LENGTH OF                                                  COMPLEX        DIRECTOR
                                TIME                                                     OVERSEEN BY
                                SERVED                                                    DIRECTOR
--------------- --------------- ---------- --------------------------------------------- -------------  ---------------
Henry Hewitt    President and   Since      Mr. Hewitt  serves as President, Chief             1             None
(52)            Director***     1999       Executive  Officer and a Director of the
                                           Adviser, and as President and a
                                           Director of the Corporation and has
                                           served in those capacities since
                                           1999. He is responsible for the
                                           day-to-day management of the Fund. An
                                           Oxford graduate, he began working in
                                           the securities business in 1985 as a
                                           broker for Merrill Lynch. The Adviser
                                           has been a registered investment
                                           adviser since 1993 and has published
                                           a monthly newsletter called THE LIGHT
                                           REVOLUTION HERALD since September
                                           1993. The LIGHT REVOLUTION Herald
                                           examines current technological and
                                           financial developments surrounding
                                           the companies which are included in
                                           the LIGHT INDEX.
--------------- --------------- ---------- --------------------------------------------- -------------  ---------------

                                       18


----------
* The address of each director and officer is Light Investment Company, 700 Court A, Tacoma, Washington 92402.
**    There is no set term for Directors and Officers of the Corporation.
*** Mr. Hewitt is deemed an "interested person" as defined in the 1940 Act, due to his affiliation with the Adviser.


INDEPENDENT DIRECTORS
---------------------

--------------- --------------- ---------- --------------------------------------------- -------------  ---------------
                                TERM OF                                                   NUMBER OF        OTHER
NAME ADDRESS*,  POSITION WITH   OFFICE**           PRINCIPAL OCCUPATIONS DURING           PORTFOLIOS
DIRECTORSHIPS
   AND AGE           THE        AND                        PAST 5 YEARS                    IN FUND        HELD BY
                 CORPORATION    LENGTH OF                                                  COMPLEX        DIRECTOR
                                TIME                                                     OVERSEEN BY
                                SERVED                                                    DIRECTOR
--------------- --------------- ---------- --------------------------------------------- -------------  ---------------
Tamsin Taylor     Director       Since     An independent consultant, Ms. Taylor has          1             None
(61)                             2000      also been a director of Laird Norton
                                           Financial  Group/Trust Co., a non-bank trust
                                           company, since 1984.
--------------- --------------- ---------- --------------------------------------------- -------------  ---------------
Thomas            Director       Since     President of Amid  Technologies, a software       1             None
O'Rourke (53)                    2003      development company, since 2001. Director
                                           at NBBJ Architecture (2000-2001).
                                           President/CEO of Ark Interface, Inc.
                                           (1989-1999).
--------------- --------------- ---------- --------------------------------------------- -------------  ---------------

* The address of each director and officer is Light Investment Company, 700 Court A, Tacoma, Washington 92402. ** There is no set term for Directors and Officers of the Corporation.

         The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of December 31, 2004 by each director and executive officer.

    ------------------------------ -------------------------------------
                                                  DOLLAR RANGE OF
                                                 EQUITY SECURITIES
    NAME AND ADDRESS (1)                            IN THE FUND
    --------------------                            -----------
    ------------------------------ -------------------------------------
    Henry Hewitt (2)                                    $0
    ------------------------------ -------------------------------------
    Tamsin Taylor                                       $0
    ------------------------------ -------------------------------------
    Thomas O'Rourke                                     $0
    ------------------------------ -------------------------------------


     (1) The address of each director and officer is Light Index Investment Company, 700 Court A, Tacoma, Washington 98402.

     (2) Mr. Hewitt is the President, Chief Executive Officer, Director and a shareholder of the Adviser.

    --------------------------------------------------------------------


         As of December 31, 2004, Directors and Officers beneficially own 0% of the outstanding shares of the Corporation. Directors and officers of the Corporation who are also officers, directors, employees or shareholders of the Adviser do not receive any remuneration from the Fund for serving as directors or officers. The following table provides information relating to the compensation paid by the Fund to directors of the Corporation for their services as such for the year ended October 31, 2004:


------------------------------- -------------------------- ---------------------------- ------------------------
                                 AGGREGATE COMPENSATION       PENSION OR RETIREMENT       TOTAL COMPENSATION
                                        FROM FUND              BENEFITS ACCRUED AS             FROM FUND
                NAME                                          PART OF FUND EXPENSES        PAID TO DIRECTORS
------------------------------- -------------------------- ---------------------------- ------------------------
Henry Hewitt                               $0                          $0                         $0
------------------------------- -------------------------- ---------------------------- ------------------------
Tamsin Taylor                              $0                          $0                         $0
------------------------------- -------------------------- ---------------------------- ------------------------
Thomas O'Rourke                            $0                          $0                         $0
------------------------------- -------------------------- ---------------------------- ------------------------
All directors as a group                   $0                          $0                         $0
(3 persons)
------------------------------- -------------------------- ---------------------------- ------------------------

(1) Each director who is not deemed an "interested person" as defined in the 1940 Act, may receive $500 for each Board of Directors meeting attended by such person and reasonable expenses incurred in connection therewith. The Board held two meetings during fiscal 2004 and each disinterested director is entitled to receive $500 per meeting attended for such time period from the Corporation, plus reasonable expenses. In fiscal 2004, the disinterested directors agreed to forgo payment. Therefore, estimated annual expenses are expected to be minimal.

                                 CODE OF ETHICS

         The Corporation and the Adviser have adopted an Amended and Restated Code of Ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act which governs the personal trading activities of all "Access Persons." Access Persons generally include all directors and officers of the Corporation and the Adviser, as well as certain employees and control persons of the Corporation and the Adviser who have access to information regarding the purchase or sale of securities by the Corporation. The Code of Ethics is based upon the principle that Access Persons have a fiduciary duty to place the interests of Fund shareholders above their own.

         The Code of Ethics permits Access Persons to buy or sell securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain exceptions. The Code of Ethics requires all Access Persons to complete quarterly transaction reports, acknowledge receipt of the Code of Ethics and certify annually that they have complied with the Code of Ethics. All Access Persons who are not disinterested directors of the Corporation have additional reporting requirements. The Code of Ethics requires Access Persons (other than Access Persons who are disinterested directors of the Corporation) to preclear most securities transactions. The Code of Ethics also places other limitations on the acquisition of securities by Access Persons (other than Access Persons who are disinterested directors of the Corporation), including a ban on acquiring securities in an initial public offering, restrictions on the purchase of private placement securities and a prohibition from profiting on short-term trading in securities.

         In addition, the Corporation has adopted a separate Code of Ethics, in compliance with the Sarbanes-Oxley Act, which governs principal officers of the Corporation and deals with conflicts of interest between such officers and the Corporation.

                          ANTI-MONEY LAUNDERING PROGRAM

         The Corporation has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). The Program provides for the development of internal procedures and controls, designation of an anti-money laundering compliance officer, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

         Procedures to implement the Program include, but are not limited to, determining that the Corporation's Distributor and transfer agent have established proper anti-money laundering programs and procedures, reporting suspicious and/or fraudulent activity and a review of all new opening account applications. The Corporation's transfer agent will perform certain functions with respect to anti-money laundering compliance. The Corporation will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act or whose name or country of origin appears on lists maintained by the U.S. Treasury Department or other governmental authorities. The Corporation's obligations under the Program and anti-money laundering laws and regulations could require certain actions which would impact a shareholder's ability to access funds invested in a Fund and/or reporting to governmental authorities.

                                  PROXY VOTING

         The Adviser has adopted written proxy voting policies and procedures (the "Proxy Policy") as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Fund as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund. Information about the Fund's voting record will be available (1) without charge, upon request, by calling 1-888-544-4840, and (2) on the SEC's website at http://www.sec.gov.

                             PRINCIPAL SHAREHOLDERS

         As of February 1, 2005, the following persons owned of record or beneficially or are known by the Corporation to own of record or beneficially 5% or more of the outstanding shares of the Fund:

  --------------------------------------------- ---------------- --------------
  NAME AND ADDRESS                                NO. SHARES       PERCENTAGE
  --------------------------------------------- ---------------- --------------
  James A. Milgard                                  145,773          55.07%
  1010 54th Avenue E
  Tacoma, WA 98424-2731
  --------------------------------------------- ---------------- --------------
  Jim Milgard (custodian for Allison Milgard)       87,464           33.04%
  P.O. Box 11368
  Tacoma, WA 98411
  --------------------------------------------- ---------------- --------------


         Based on the foregoing, as of February 1, 2005, the above persons owned a controlling interest in the Corporation. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Corporation.

                               INVESTMENT ADVISER

         Light Index Investment Company (the "Adviser") is the investment adviser to the Fund. The Adviser is controlled by Henry Hewitt.

         The investment advisory agreement between the Corporation and the Adviser dated as of May 15, 1999 (the "Advisory Agreement") is required to be approved annually by the Board of Directors of the Corporation or by vote of a majority of the Fund's outstanding voting securities. Each annual renewal must also be approved by the vote of a majority of the Corporation's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved by the Board of Directors, including a majority of the disinterested directors, on January 17, 2004. The Board of Directors reviewed a memorandum prepared by Fund counsel regarding the duties of the Board of Directors with respect to its annual approval of the Advisory Agreement. The Board of Directors then considered a number of factors, including the following: (i) the nature and extent of services to be provided by the Adviser, (ii) the Adviser's prior performance, (iii) the level of fees, costs and expense ratios, (iv) possible economies of scale to be attained by the Adviser due to growth in Fund assets, and (v) control of Fund operating expenses. The Advisory Agreement is terminable without penalty, on 60 days' written notice by the Board of Directors of the Corporation, by vote of a majority of the Fund's outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

         Under the terms of the Advisory Agreement, the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Corporation's Board of Directors. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for managing the investments of the Fund. As compensation for its services, the Fund pays the Adviser an annual management fee of 1.00% of its average daily net assets. The advisory fee is accrued daily and paid monthly.

         For the fiscal year ended October 31, 2001 and continuing until March 31, 2002, the Adviser waived its management fee and reimbursed the Fund's other expenses so that the Fund's total operating expenses (on an annual basis) did not exceed 2.00% of its average daily net assets. After March 31, 2002, the Adviser may from time to time voluntarily waive all or a portion of its fee and/or reimburse expenses for the Fund. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. Amounts waived or reimbursed by the Adviser, including initial organization costs of the Fund, are subject to potential recoupment by the Adviser for a maximum period of three years from the date such amount was waived or reimbursed, and only to the extent that total fees and expenses for a period (including recouped amounts) are less than the expense cap limitations in place prior to March 31, 2002. For the periods November 1, 2000 to October 31, 2001 and November 1, 2001 to October 31, 2002, the Adviser waived $68,659 and $55,581, respectively, of its management fee and reimbursed $40,447 and $6,103, respectively, of the Fund's other expenses. If the Adviser had not agreed to waive its management fee and reimburse such expenses, the Adviser would have received $68,659 and $55,581, respectively, from the Fund for its investment advisory services.

                         FUND TRANSACTIONS AND BROKERAGE

         Under the Advisory Agreement, the Adviser, in its capacity as portfolio manager, is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage business. The Adviser seeks to obtain the best execution at the best security price available with respect to each transaction. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. While the Adviser seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest available commission. Brokerage will not be allocated based on the sale of the Fund's shares.

         When the Adviser buys or sells the same security for two or more advisory accounts, including the Fund, the Adviser may place concurrent orders with a single broker to be executed as a single, aggregated block in order to facilitate orderly and efficient execution. Whenever the Adviser does so, each advisory account on whose behalf an order was placed will receive the average price at which the block was executed and will bear a proportionate share of all transaction costs, based on the size of the advisory account's order. While the Adviser believes combining orders for advisory accounts will, over time, be advantageous to all participants, in particular cases the average price at which the block was executed could be less advantageous to one particular advisory account than if the advisory account had been the only account effecting the transaction or had completed its transaction before the other participants.

         Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)"), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

         In selecting brokers or dealers, the Adviser considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the Fund. The Adviser believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. Such higher commissions will not be paid by the Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

         The aggregate amount of brokerage commissions paid by the Fund for the periods November 1, 2001 to October 31, 2002 and November 1, 2002 to October 31, 2003 was $16,939 and $15,314 respectively. During that same period, the Fund paid no brokerage transactions for which research services were provided and the Fund did not acquire any stock of its regular brokers or dealers. The aggregate amount of brokerage commissions paid by the Fund for the period November 1, 2003 to October 31, 2004 was $6,722.20. During that same period, the Fund paid no brokerage transactions for which research services were provided and the Fund did not acquire any stock of its regular brokers and dealers.

         The Adviser places portfolio transactions for other advisory accounts managed by the Adviser. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

                                    CUSTODIAN

         As custodian of the Fund's assets pursuant to a Custodian Servicing Agreement with the Corporation, U.S. Bank, N.A. ("U.S. Bank"), 425 Walnut Street, Cincinnati, Ohio 45202, has custody of all securities and cash of the Fund, delivers and receives payment for portfolio securities sold, receives and pays for portfolio securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Corporation. For these services, U.S. Bank receives from the Corporation out-of-pocket expenses plus the following aggregate annual fees, based on the Fund's aggregate average net assets:

                            CUSTODIAN SERVICING FEES
                            ------------------------

             Average net assets                       .02 of 1%*


*Subject to a minimum fee of $3,000

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

         Mutual Shareholder Services, LLC, ("MSS") 8869 Brecksville Road, Suite C, Brecksville, OH 44141, acts as transfer agent and dividend-disbursing agent for the Fund. MSS is compensated based on an annual fee of $27,000 based on the average net assets of the Fund plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.

         From time to time, the Corporation, on behalf of the Fund, directly or indirectly through arrangements with the Adviser, the Distributor (as defined below) or MSS, may pay amounts to third parties that provide transfer agent type services and other administrative services relating to the Fund to persons who beneficially have interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying MSS for providing these services to the Fund's shareholders.

                      DISTRIBUTOR AND PLAN OF DISTRIBUTION

DISTRIBUTOR

         Under a distribution agreement dated December 31, 2000 (the "Distribution Agreement"), Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Suite 200, Milwaukee, Wisconsin 53202, acts as principal distributor of the Fund's shares. The Distribution Agreement provides that the Distributor will use appropriate efforts to distribute the Fund's shares, which shares are offered for sale by the Fund continuously at net asset value per share. As compensation for its services under the Distribution Agreement, the Distributor receives an annual fee equal to the lesser of (i) $10,000 or (ii) 0.01% of the aggregate average net assets of the Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

         The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes it to pay the Distributor, in its capacity as the principal distributor of Fund shares, or any Recipient (as defined below) a distribution and shareholder servicing fee of up to 0.25% per annum of the Fund's average daily net assets. Under the terms of the 12b-1 Plan, the Corporation or the Distributor may pay all or a portion of this fee to any securities dealer, financial institution or any other person (the "Recipient") who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders, pursuant to a written agreement (the "Related Agreement"). For the year ended October 31, 2001, the principal activities for which payments were made under the 12b-1 Plan were for the Fund's distribution, payments to certain financial intermediaries and fulfillment of requests for Fund prospectuses. The 12b-1 Plan is a "reimbursement" plan, which means that the fees paid by the Fund are intended as reimbursement for services rendered up to the maximum allowable fee. If more money for services rendered is due than is immediately payable because of the expense limitation under the 12b-1 Plan, the unpaid amount is carried forward from period to period while the 12b-1 Plan is in effect until such time as it may be paid. No interest, carrying or other forward charge will be borne by the Fund with respect to unpaid amounts carried forward. The 12b-1 Plan has the effect of increasing the Fund's expenses from what they would otherwise be. The Board of Directors reviews the Fund's distribution and shareholder servicing fee payments in connection with its determination as to the continuance of the 12b-1 Plan.

         The 12b-1 Plan, including forms of Related Agreements, was initially adopted by a unanimous vote of a majority of the Board of Directors of the Corporation, and of the members of the Board who are not "interested persons" of the Corporation as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any Related Agreements (the "Disinterested Directors") voting separately. The 12b-1 Plan, and any Related Agreement which is entered into, provide that they will continue in effect for a period of more than one year only so long as their continuance is specifically approved at least annually by a vote of a majority of the Corporation's Board of Directors and of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on the 12b-1 Plan or the Related Agreement, as applicable. The continuance of the 12b-1 Plan and the Related Agreement was approved by a vote of a majority of the Corporation's Board of Directors and of the Disinterested Directors at a meeting held on January 17, 2004. In addition, the 12b-1 Plan and any Related Agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of Disinterested Directors (on not more than 60 days' written notice in the case of the Related Agreement only). Payment of the distribution and shareholder servicing fee is to be made monthly. The Distributor and/or Recipients will provide reports or invoices to the Corporation of all amounts payable to them (and the purposes for which the amounts were expended) pursuant to the 12b-1 Plan.

INTERESTS OF CERTAIN PERSONS

         With the exception of the Adviser, in its capacity as the Fund's investment adviser, and the Distributor, in its capacity as principal distributor of Fund shares, no "interested person" of the Fund, as defined in the 1940 Act, and no director of the Fund who is not an "interested person" has or had a direct or indirect financial interest in the 12b-1 Plan or any Related Agreement.

ANTICIPATED BENEFITS TO THE FUND

         The Board of Directors considered various factors in connection with its decision to adopt and approve the continuance of the 12b-1 Plan, including:
(a) the nature and causes of the circumstances which make implementation of the 12b-1 Plan necessary and appropriate; (b) the way in which the 12b-1 Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the merits of possible alternative plans or pricing structures; (e) the relationship of the 12b-1 Plan to other distribution efforts of the Fund; and (f) the possible benefits of the 12b-1 Plan to any other person relative to those of the Fund.

         Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary duties under relevant state law and the 1940 Act, the Board of Directors determined, in the exercise of its business judgment, that the 12b-1 Plan was reasonably likely to benefit the Fund and its shareholders in at least one or several potential ways. Specifically, the Board concluded that the Distributor and any Recipients operating under Related Agreements would have little or no incentive to incur promotional expenses on behalf of the Fund if a 12b-1 Plan were not in place to reimburse them, thus making the adoption of such 12b-1 Plan important to the initial success and thereafter, continued viability of the Fund. In addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to Fund shareholders, which would benefit such shareholders. Finally, the adoption and continuance of the 12b-1 Plan would help to increase net assets under management in a relatively short amount of time, given the marketing efforts on the part of the Distributor and Recipients to sell Fund shares, which should result in certain economies of scale.

         While there is no assurance that the expenditure of Fund assets to finance distribution of Fund shares will have the anticipated results, the Board of Directors believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution and shareholder servicing expenses of the Fund, it will be able to evaluate the benefit of such expenditures in deciding whether to continue the 12b-1 Plan.

AMOUNTS PAID UNDER THE PLAN

         For the year ended October 31, 2004, pursuant to the terms of the 12b-1 Plan, the Fund paid $8,824. The entire amount paid under the plan was paid to the Distributor. Any other distribution expenses incurred by the Fund were not paid under the 12b-1 plan, but were paid by the Adviser.

                    PURCHASE, EXCHANGE AND PRICING OF SHARES

AUTOMATIC INVESTMENT PLAN

         The Automatic Investment Plan ("AIP") allows you to make regular, systematic investments in the Fund from your bank checking or NOW account. You must meet the Fund's minimum initial investment of $5,000 before the AIP may be established. To establish the AIP, complete the appropriate section in the shareholder application.

         Under the AIP, you may choose to make monthly investments on the days of your choosing (or the next business day thereafter) from your financial institution in amounts of $500 or more. There is no service fee for participating in the AIP. However, a service fee of $25 will be deducted from your Fund account for any AIP purchase that does not clear due to insufficient funds or, if prior to notifying the Fund in writing or by telephone of your intention to terminate the plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking or NOW account. You can set up the AIP with any financial institution that is a member of Automated Clearing House.

         The AIP is a method of using dollar cost averaging which is an investment strategy that involves investing a fixed amount of money at a regular time interval. However, a program of regular investment cannot ensure a profit or protect against a loss from declining markets. By always investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

INDIVIDUAL RETIREMENT ACCOUNTS

         In addition to purchasing Fund shares as described in the Prospectus under "How to Purchase Shares," individuals may establish their own tax-sheltered individual retirement accounts ("IRAs"). The Fund offers three types of IRAs, including the Traditional IRA, that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

         TRADITIONAL IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the investor is an "active participant" in an employer-sponsored retirement plan and the investor's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the investor's own contributions for which the investor did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the investor attains age 70-1/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences. It is advisable that you review the applicable rules or check with a tax accountant for current information.

         ROTH IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the investor has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Investors whose income exceeds certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the investor's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the investor. Following the death of the investor, certain minimum distribution rules apply.

         For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $3,000 (in 2002 through 2004) or 100% of the investor's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contributions under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

         EDUCATION IRA. In an Education IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if they do not exceed the beneficiary's "qualified education expenses" or are rolled over into another Education IRA. Investors whose income exceeds certain limits are ineligible to contribute to an Education IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent they exceed "qualified education expenses." Distributions from an Education IRA may be rolled over into another beneficiary's Education IRA prior to the date the beneficiary to whom the distribution was made attains the age of 30. Within 30 days after the beneficiary of an Education IRA attains the age of 30, distribution of the IRA must be made. Following the death of a beneficiary prior to attaining age 30, the Education IRA must be rolled over on a nontaxable basis or distributed on a taxable basis within 30 days after the beneficiary's death. It is advisable that you review the applicable rules or check with a tax accountant for current information. The minimum initial investment for Education IRAs is $500.

         Under current IRS regulations, all IRA applicants must be furnished a disclosure statement containing information specified by the IRS. Applicants generally have the right to revoke their account within seven days after receiving the disclosure statement and obtain a full refund of their contributions. U.S. Bank, the Fund's custodian, may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. U.S. Bank does not anticipate that it will exercise its discretion but reserves the right to do so.

SYSTEMATIC WITHDRAWAL PLAN

         Shareholders may set up automatic withdrawals from their Fund accounts at regular intervals. To begin distributions, a shareholder's account must have an initial balance of $10,000 and at least $50 per payment must be withdrawn. To establish the systematic withdrawal plan ("SWP"), the appropriate section in the shareholder application must be completed. Redemptions will take place on a monthly, quarterly, semi-annual or annual basis (or the following business day) as indicated on the shareholder application. The amount or frequency of withdrawal payments may be varied or temporarily discontinued by calling 1-888-463-3957. Depending upon the size of the account and the withdrawals requested (and fluctuations in the net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even exhaust a shareholder's account. If the amount remaining in a shareholder's account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the SWP will be terminated.

PRICING OF SHARES
         Shares of the Fund are sold on a continual basis at the net asset value per share next computed following receipt of an order in proper form by a dealer, the Distributor or U.S. Bancorp, the Fund's transfer agent:

         The net asset value per share is determined as of the close of regular trading (generally 4:00 p.m. Eastern Standard Time) on each day the New York Stock Exchange (the "NYSE") is open for business. Purchase orders received or shares tendered for redemption on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Applications for purchase of shares and requests for redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of the Fund's total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

         In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Fixed income securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of fixed income securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Corporation. The Board of Directors may approve the use of pricing services to assist the Fund in the determination of net asset value. Fixed income securities having remaining maturities of 60 days or less when purchased are generally valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

                               REDEMPTIONS IN KIND

         The Fund has filed a Notification under Rule 18f-1 of the 1940 Act, pursuant to which it has agreed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser amount of (i) $250,000 or (ii) 1% of the Fund's net asset value, valued at the beginning of the election period. The Fund intends also to pay redemption proceeds in excess of such lesser amount in cash, but reserves the right to pay such excess amount in kind, if it is deemed to be in the best interests of the Fund to do so. If you receive an in kind distribution, you will likely incur a brokerage charge on the disposition of such securities through a securities dealer.

                          PORTFOLIO HOLDINGS DISCLOSURE

         The Fund's Board of Directors has approved policies and procedures with respect to the disclosure of the Fund's portfolio securities. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund's shareholders. The Fund's complete list of portfolio holdings will be publicly disclosed on Form N-Q and Form N-CSR. The Fund's policies and procedures provide that non-public information regarding the Fund's portfolio securities holdings may not be shared with anyone other the Fund's service providers, unless disclosure is made for legitimate business purposes and in accordance with the policies and procedures approved by the Board. Legitimate business purposes include the Fund's entry into fundamental business combinations or other transactions. The following service providers and their personnel may have daily access to the Funds' non-public portfolio holdings information as necessary to provide agreed upon services to the Fund: the Adviser, the Transfer Agent, the Custodian, the Distributor, the Fund accountant, Fund counsel and Fund independent public accountants. In each of these instances, a determination has been made that such disclosure of non-public portfolio holdings information to the service provider is supported by a legitimate business purpose and that the service provider is subject to an independent duty not to disclose or trade on the non-public information. The Fund's policies permit the periodic disclosure of the Funds' non-public portfolio holdings to third party rating agencies, subject to a duty of confidentiality, including a duty not to trade on such information. Only the executive officers of the Fund may authorize the disclosure of the Fund's non-public portfolio holdings to third party rating agencies. The Funds will not disclose non-public portfolio holdings information to any other persons except as described above.



                              TAXATION OF THE FUND

         The Fund will not be liable for federal income taxes because it intends to (i) qualify as a "regulated investment company" under Subchapter M of the Code and (ii) distribute to its shareholders substantially all of its taxable income. In the event the Fund fails to qualify as a "regulated investment company," it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes and any distributions that it makes would be taxable and non-deductible by the Fund. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

                             INDEPENDENT ACCOUNTANTS

         Cohen McCurdy, Ltd., 826 Westpoint Parkway, Suite 1250, Westlake, Ohio 44145, independent accountants for the Fund, audit and report on the Fund's financial statements. McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, was the Fund's independent accountants for the prior year.

                              FINANCIAL STATEMENTS

         The following audited financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report dated October 31, 2004 as filed with the Securities and Exchange Commission on January 20, 2005.

(a)      Report of Independent Accountants of Cohen McCurdy, Ltd.

(b)      Schedule of Investments as of October 31, 2004.

(c)      Statement of Assets and Liabilities as of October 31, 2004.

(d)      Statement of Operations for the year ended October 31, 2004.

(e)      Statement of Changes in Net Assets for the years ended
         October 31, 2004 and October 31, 2003.

(f) Financial Highlights for the years ended October 31, 2004, October 31, 2003, October 31, 2002, October 31, 2001 and
         October 31, 2000.

(g)      Notes to the Financial Statements.

                                    APPENDIX
                                    --------

                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM DEBT CREDIT RATINGS

         A Standard & Poor's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium term notes are assigned long-term ratings.

         Short term credit ratings:

         A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         See www.standardandpoors.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                           MOODY'S PRIME RATING SYSTEM

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1 Issuers rated 'Prime-1' (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         o    Leading market positions in well-established industries.

         o    High rates of return on funds employed.

         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2 Issuers rated 'Prime-2' (or supporting institutions) have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3 Issuers rated 'Prime-3' (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME  Issuers rated Not Prime do not fall within any of the
                    Prime rating categories.

In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating. See www.moodys.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                  FITCH INTERNATIONAL SHORT-TERM CREDIT RATINGS

         Fitch Ratings covers the spectrum of corporate, structured and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and counterparties. When applied to an entity, these long-term and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

         International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

         The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F-1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F-2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F-3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

         B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

         C          HIGH DEFAULT RISK. Default is a real possibility.
                    Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D          DEFAULT.  Denotes actual or imminent payment default.

         NOTES TO LONG-TERM AND SHORT-TERM RATINGS:

         + or - may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

         'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

         'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

         A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving. See www.fitchratings.com for more information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                                LONG-TERM RATINGS

                 STANDARD & POOR'S LONG-TERM DEBT CREDIT RATINGS

         A Standard & Poor's credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium term notes are assigned long-term ratings.

         Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

         AAA An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated 'BB', 'B', 'CCC, 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC An obligation rated 'CC' is currently highly vulnerable to nonpayment.

         C A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


         PLUS (+) OR MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         N.R. This indicates that no rating has been requested, that there is insufficient information on which to bas a rating , or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         See www.standardandpoors.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                            MOODY'S LONG-TERM RATINGS

         Aaa Bonds and preferred stock which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa Bonds and preferred stock which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

         A Bonds and preferred stock which are rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa Bonds and preferred stock which are rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba Bonds and preferred stock which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds and preferred stock which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa Bonds and preferred stock which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca Bonds and preferred stock which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds and preferred stock which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

         1) Notes containing features which link the cash flow and/or market value to the credit performance of any third party or parties.

         2)         Notes allowing for negative coupons, or negative principal.

         3) Notes containing any provision which could obligate the investor to make any additional payments.

         Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium-term note program.

                  Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. See www.moodys.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                  FITCH INTERNATIONAL LONG-TERM CREDIT RATINGS

         Fitch Ratings covers the spectrum of corporate, structured and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance and other corporate entities and the securities they issue, as well as municipal and other public finance entities, securities backed by receivables or other financial assets and counterparties. When applied to an entity, these long-term and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

         International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

         The following ratings scale applies to foreign currency and local currency ratings.

                                INVESTMENT GRADE

         AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

                                SPECULATIVE GRADE

         BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.

         B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C HIGH DEFAULT RISK. Default is a real possibility.
                    Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD AND D DEFAULT. The ratings of obligations in this
                    category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. <">"DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential i.e., below 50%.

                    Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

         See www.fitchratings.com for further information. Information contained in such website is deemed not to be a part of the Funds' Prospectus or this Statement of Additional Information.

                                  ANNUAL REPORT

                          [LIGHT REVOLUTION FUND LOGO]

                                  704 COURT A
                                   TACOMA, WA

                                OCTOBER 31, 2004

                                                                   Dec. 10, 2004

Annual Letter to Shareholders

After enjoying substantial gains in 2003, the market consolidated its position and went into a rather narrow trading range in 2004. Though the bear market lows of 2002 appear to be a thing of the past, investors should be aware that certain macro-economic conditions are in effect that warrant caution.

In the first place, after an unusually accommodative period, the Federal Reserve appears committed to raising short term interest rates. Furthermore, the war in Iraq, both from a psychological and fiscal perspective, is putting pressure on the U.S. dollar which is likely to exert even more pressure on interest rates in order to attract foreign buyers to American debt.

Another factor, about which there is still no consensus, is that the world appears to be running out of easily acquired oil. All of these factors, along with memories of the late 1990s, should keep investors from becoming exuberant.

In other words, prudence and caution are in order. In that regard, we believe it still makes sense when buying and holding technology shares to invest in the highest quality issues for long periods of time. The Light Revolution Fund invests in companies with that objective in mind.

Sincerely,

/s/ Henry Hewitt

Management's Discussion of Fund Performance

During the year ending October 31, the market was wrapped in a fairly narrow trading range following the blistering returns of 2003. This is not surprising as the market consolidates its position following a recovery from the dreadful bear market of 2000, 2001 and 2002. Though the Light Revolution Fund was slightly positive for the year, it trailed the Nasdaq, Nasdaq 100 and the S&P 500 by a few percentage points.

Following the bear market lows of 2002, small cap and speculative stocks continued to do better than their large cap brethren, however, we continue to believe that a balanced portfolio of profitable, high quality technology companies will provide superior returns with less risk over the long term. Indeed, since inception, the fund has outperformed both the Nasdaq 100 and the S&P 500. Please see complete performance information on page 3 of this report.

As has been the case since its inception, our Fund does not have holdings of small cap companies without earnings nor will it participate in small cap offerings of developing countries where enthusiasm tends to run highest. We will seek a safer harbor offered by the liquidity of large cap companies. Furthermore, after several years when large cap share trailed small caps, it is not unreasonable to assume that larger caps will resume the leading role. We expect quality companies with earnings to do better as the market moves on from its recent consolidation.

Concerns about dollar weakness and the stress being put on oil supplies, due in large part to the coming of several billion potential new consumers in places like China and India, should not cause investors to turn their backs on the stock market and put all their money into gold and oil shares.

A balanced portfolio should have a core component of profitable, high quality technology shares because, like the industrial stocks and railroad stocks of previous eras, these are the bellwether companies that are leading the world into the information age. China's and India's thirst for steel and oil will be matched by their need for the hardware, software and telecom products that make the wheels turn and the refrigerators stay cool. Investors should also stay cool and resist the urge to chase speculative trends in currencies and commodities.

Past performance is no guarantee of future results. Mutual fund investing involves risk; loss of principle is possible.

THE FUND TENDS TO BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN A DIVERSIFIED FUND BECAUSE OF ITS CONCENTRATION IN A SPECIFIC INDUSTRY OR SECTOR AREA.

Opinions expressed are those of Henry Hewitt and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

                        AVERAGE ANNUAL RATE OF RETURN (%)
                       FOR PERIODS ENDED OCTOBER 31, 2004

                                   1 Year            5 Year          Since Inception
                                   ------            ------          ---------------
Light Revolution Fund              0.59%              -5.30%              -2.63%
S&P 500                            7.54%              -3.67%              -3.29%
Nasdaq- 100 Shares Index           4.88%             -10.90%              -7.74%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-463-3957 /or visiting www.lightrevolution.com.

                                  [LINE GRAPH]

                              [PLOT POINT TO COME]

This chart assumes an initial investment of $10,000 made on 6/29/99 (commencement of operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.

The NASDAQ-100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ.

The S&P 500 Index is an index of an unmanaged group of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

                                   [PIE CHART]

Technology             58.82%
Telecommunications      4.67%
Cash & Equivalents      0.81%
Consumer Goods          9.20%
Consumer Services      14.25%
Financial               5.78%
Industrial              6.47%

                              LIGHT REVOLUTION FUND

                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 2004

SHARES                                                                                          MARKET VALUE
------                                                                                          ------------
COMMON STOCK - 97.59%
BANKS - 5.68%
     2,976              Bank of New York, Inc.                                                   $   96,601
     1,577              Wells Fargo & Co.                                                            94,178
                                                                                                 ----------
                                                                                                    190,779

BROADCAST & CABLE TV - 2.48%
       922              Cox Communications, Inc. Class A*                                            31,754
     3,066              DirecTV Group, Inc.*                                                         51,417
                                                                                                 ----------
                                                                                                     83,171

BUSINESS SERVICES - 7.54%
     1,734              eBay, Inc. *                                                                169,291
     2,355              Fiserv, Inc. *                                                               83,697
                                                                                                 ----------
                                                                                                    252,988

COMMUNICATION SERVICES - 2.84%
     3,596              Nextel Communications, Inc. Class A *                                        95,258
                                                                                                 ----------

COMPUTER HARDWARE & ELECTRONICS - 15.47%
     5,355              Apple Computer, Inc.*                                                       280,602
     2,400              Cisco Systems, Inc. *                                                        46,104
     1,870              Dell, Inc. *                                                                 65,562
     1,529              Lexmark International, Inc. *                                               127,075
                                                                                                 ----------
                                                                                                    519,343

COMPUTER & OFFICE EQUIPMENT - 1.61%
       604              International Business Machines Corp.                                        54,209
                                                                                                 ----------

COMPUTER SERVICES - 9.71%
     4,360              Seagate Technology                                                           55,110
     3,334              SunGard Data Systems, Inc. *                                                 88,318
     5,040              Yahoo, Inc. *                                                               182,398
                                                                                                 ----------
                                                                                                    325,826

COMPUTER STORAGE DEVICES - 1.18%
     1,905              Sandisk Corp. *                                                              39,757
                                                                                                 ----------

ELECTRONIC & OTHER ELECTRICAL EQUIPMENT - 4.08%
     6,095              AU Optronics Corp. **                                                        64,000
     3,058              Koninklijke Philips Electronics **                                           72,842
                                                                                                 ----------
                                                                                                    136,842

ENTERTAINMENT & MEDIA - 3.38%
     1,554              Comcast Corp. Cl A Special *                                                 45,128
     2,709              The Walt Disney Co.                                                          68,321
                                                                                                 ----------
                                                                                                    113,449

FINANCE SERVICES - 3.86%
     3,148              First Data Corp.                                                            129,949
                                                                                                 ----------

HOUSEHOLD VIDEO & AUDIO EQUIPMENT - 1.37%
     1,329              Sony Corp. **                                                                46,316
                                                                                                 ----------

IMAGING & GRAPHICS - 4.03%
     2,732              Canon, Inc. **                                                              135,234
                                                                                                 ----------

MOTION PICTURES - 3.12%
     1,303              Pixar *                                                                     104,787
                                                                                                 ----------

PHOTO EQUIPMENT & SUPPLIES - 1.71%
     1,685              Fuji Photo Film Ltd. **                                                      57,307
                                                                                                 ----------

SEMICONDUCTORS & RELATED DEVICES - 2.89%
     1,981              Intel Corp.                                                                  44,097
     2,160              Texas Instruments Inc.                                                       52,812
                                                                                                 ----------
                                                                                                     96,909

SOFTWARE - 16.72%
     1,257              Adobe Systems, Inc.                                                          70,430
     2,834              Electronic Arts, Inc. *                                                     127,303
     1,336              Infosy Technologies Ltd. **                                                  88,750
     1,203              Intuit, Inc. *                                                               54,568
     2,018              Microsoft Corp.                                                              56,443
     1,392              SAP AG **                                                                    59,369
     1,836              Symantec Corp. *                                                            104,542
                                                                                                 ----------
                                                                                                    561,405

TELECOMMUNICATIONS - 8.15%
     5,978              Nokia Corp. **                                                               92,181
     4,358              QUALCOMM, Inc.                                                              181,293
                                                                                                 ----------
                                                                                                    273,474

TELEPHONE COMMUNICATIONS - 1.77%
     4,086              China Mobile (Hong Kong) Ltd. **                                             59,451
                                                                                                 ----------

TOTAL FOR COMMON STOCK (Cost $2,616,872) 97.59%                                                   3,276,454
                                                                                                 ==========

CASH AND EQUIVALENTS - .80%
    26,670              American Family Financial Services Demand Note .94% (Cost $26,670)           26,670
                                                                                                 ----------

TOTAL INVESTMENTS 98.39%                                                                          3,303,124
          (Cost $2,643,542)

OTHER ASSETS LESS LIABILITIES - 1.61%                                                                54,148
                                                                                                 ----------

NET ASSETS - 100.00%                                                                             $3,357,272
                                                                                                 ==========

                              LIGHT REVOLUTION FUND

                       Statement of Assets and Liabilities
                                OCTOBER 31, 2004

Assets:
     Investment Securities at Market Value
          (Cost $ 2,643,542)                                          $ 3,303,124
     Cash                                                                   1,902
     Receivables:
          Dividends and Interest                                            1,350
          Due From Brokers                                                 74,371
     Prepaid Expenses                                                       3,264
                                                                      -----------
Total Assets                                                            3,384,011
                                                                      -----------
Liabilities:
     Accrued Management Fees                                                2,838
     Accrued Distribution Fees                                                676
     Accrued Transfer Agency & Fund Accounting Fees                         2,541
     Other Accrued Expenses                                                20,684
                                                                      -----------
Total Liabilities                                                          26,739
                                                                      -----------
Net Assets                                                            $ 3,357,272
                                                                      ===========

Net Assets Consist of:
     Paid In Capital                                                    7,993,505
     Accumulated Realized Gain (Loss) on Investments - Net             (5,295,815)
     Unrealized Appreciation/(Depreciation) in Value
          of Investments                                                  659,582
                                                                      -----------
Net Assets for 396,270 Shares Outstanding                             $ 3,357,272
                                                                      ===========

Per Share Net Asset Value, Offering Price and Redemption Price        $      8.47
Offering Price Per Share
           ($3,357,272/396,270 shares)                                       8.47

                              LIGHT REVOLUTION FUND

                             Statement of Operations
                       FOR THE YEAR ENDED OCTOBER 31, 2004

Investment Income:
     Dividends                                                                         $  19,431
     Interest                                                                                446
                                                                                       ---------
          Total Investment Income                                                         19,877
Expenses:
     Advisory fees (Note 4)                                                               35,297
     Transfer agent and fund accounting fees                                              27,669
     Legal fees                                                                           24,934
     Insurance expense                                                                    18,656
     Audit fees                                                                           13,560
     Custody fees                                                                          9,080
     Distribution fees                                                                     8,824
     Other fees                                                                            3,870
     Printing and postage expense                                                          2,090
     Blue Sky/Registration fees                                                            1,934
                                                                                       ---------
          Total Expenses                                                                 145,914

Net Investment Income (Loss)                                                            (126,037)
                                                                                       ---------
Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                                                 267,392
     Change In Appreciation (Depreciation) on Investments                               (125,364)
                                                                                       ---------
Net Realized and Unrealized Gain (Loss) on Investments                                   142,028
                                                                                       ---------

Net Increase (Decrease) in Net Assets from Operations                                  $  15,991
                                                                                       =========

                              LIGHT REVOLUTION FUND

                       Statements of Changes in Net Assets
                                OCTOBER 31, 2004

                                                                                         FOR THE YEAR     FOR THE YEAR
                                                                                             ENDED           ENDED
                                                                                          10/31/2004       10/31/2003
                                                                                         ------------     ------------
OPERATIONS:
     Net investment income (loss)                                                        $  (126,037)     $   (83,660)
     Net realized gain (loss) on investment transactions                                     267,392         (604,403)
     Net change in unrealized appreciation (depreciation) on investments                    (125,364)       1,550,842
                                                                                         -----------      -----------
     Net increase (decrease) in net assets resulting from operations                          15,991          862,779
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income distribution                                                            0                0
     Capital gain distribution                                                                     0                0
                                                                                         -----------      -----------
     Net Decrease from Distributions                                                               0                0
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                                                32,893        1,879,540
     Reinvested dividends and distributions                                                        0                0
     Cost of shares redeemed                                                                (618,431)      (1,940,839)
                                                                                         -----------      -----------
Net Decrease from Shareholder Activity                                                      (585,538)         (61,299)

NET ASSETS:
Net increase (decrease) in net assets                                                       (569,547)         801,480
Beginning of year                                                                          3,926,819        3,125,339
End of year (including accumulated undistributed net investment income of $0 and $0, respectively)
                                                                                         $ 3,357,272      $ 3,926,819
                                                                                         ===========      ===========

SHARE TRANSACTIONS:
     Shares sold                                                                               4,058          273,883
     Shares issued on reinvestment of dividends                                                    0                0
     Shares redeemed                                                                         (74,253)        (301,644)
                                                                                         -----------      -----------
Net increase (decrease) in shares                                                            (70,195)         (27,761)
Outstanding at beginning of period                                                           466,465          494,226
                                                                                         -----------      -----------
Outstanding at end of period                                                                 396,270          466,465
                                                                                         ===========      ===========

                              LIGHT REVOLUTION FUND

                              FINANCIAL HIGHLIGHTS
                                OCTOBER 31, 2004
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                            For the Year    For the Year    For the Year    For the Year      For the Year
                                                Ended           Ended           Ended           Ended             Ended
                                             10/31/ 2004     10/31/ 2003     10/31/ 2002     10/31/ 2001       10/31/ 2000
                                            ------------    ------------    ------------    ------------      ------------
Net Asset Value at Beginning of Period      $       8.42    $       6.32    $       8.46    $      15.25      $      11.39
Net Investment Loss (a)                            (0.30)          (0.19)          (0.21)          (0.14)            (0.06)
Net Gains or Losses on Securities
       (Realized and Unrealized)                    0.35            2.29           (1.93)          (6.35)             3.92
                                            ------------    ------------    ------------    ------------      ------------
     Total from Investment Operations               0.05            2.10           (2.14)          (6.49)             3.86
                                            ------------    ------------    ------------    ------------      ------------

Dividends (From Net Investment Income)              0.00            0.00            0.00           (0.19)             0.00
Distributions (From Capital Gains)                  0.00            0.00            0.00           (0.11)             0.00
                                            ------------    ------------    ------------    ------------      ------------
     Total Distributions                            0.00            0.00            0.00           (0.30)             0.00
                                            ------------    ------------    ------------    ------------      ------------

Net Asset Value at End of Period            $       8.47    $       8.42    $       6.32    $       8.46      $      15.25
                                            ============    ============    ============    ============      ============

Total Return (b)                                    0.59%          33.23%         (25.30)%        (43.25)% +         33.89% +

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)     $      3,357    $      3,927    $      3,125    $      5,576      $      9,161
Ratio of Expenses to Average Net Assets
     before reimbursement                           4.13%           4.02%           4.38%           3.98%             5.21%
Ratio of Net Investment Loss to Average
     Net Assets before reimbursement               (3.56)%         (3.46)%         (3.77)%         (3.35)%           (3.99)%
Ratio of Expenses to Average Net Assets
    after reimbursement                             4.13%           3.19%           3.27%           2.00%             2.00%
Ratio of Net Investment Loss to Average
     Net Assets after reimbursement                (3.56)%         (2.63)%         (2.66)%         (1.37)%           (0.78)%
Portfolio Turnover Rate                            54.45%         109.39%          73.35%          50.65%            17.49%

+ The total return calculation does not reflect the maximum sales charge discontinued February 8, 2002 of 4.75%.

(a) Net investment income (loss) per share is based on average shares outstanding throughout the year.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

                              LIGHT REVOLUTION FUND

                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2004

NOTE 1. ORGANIZATION

The Light Revolution Fund, Inc. (the "Corporation") was organized as a Maryland corporation on October 21, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. The series presently authorized is the Light Revolution Fund (the "Fund"). Pursuant to the 1940 Act, the Fund is a "diversified" series of the Corporation and has an investment objective of capital appreciation. The Fund commenced operations on June 29, 1999.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation- Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on a national securities exchange or NASDAQ for which there were no transactions on a given day, and securities not listed on a national securities exchange or NASDAQ, are valued at the average of the most recent bid and asked prices. Fixed income securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of fixed income securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Corporation. The Board of Directors may approve the use of pricing services to assist the Fund in the determination of net asset value. Fixed income securities having remaining maturities of 60 days or less when purchased are generally valued by the amortized cost method. Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, amortization of any discount or premium is assumed each day, regardless of the impact of fluctuating interest rates on the market value of the security.

Distributions to Shareholders- Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.

Federal Income Taxes- The Fund's policy is to continue to comply with the requirements of Sub-Chapter M of the Internal Revenue Code that are applicable to a regulated investment company and to distribute substantially all taxable income to its shareholders. Therefore, no federal income tax provision is required.

Foreign Securities- The Fund may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than securities of comparable U.S. companies and the U.S. Government.

Foreign Currency Translation- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

Other- The Fund records security transactions based on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. General accepted accounting principles require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in-capital or net realized gains. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Net assets are not affected by the reclassifications. For the year ended October 31, 2004, net investment loss of $126,037 was reclassified to paid-in-capital.

Note 3. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended October 31, 2004, were as follows:

                                         PURCHASES           SALES
                                        ----------         ----------
U.S. GOVERNMENT                         $        -         $        -
OTHER                                   $1,915,805         $2,372,365

At October 31, 2004, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

APPRECIATION                                     $ 769,166
(DEPRECIATION)                                    (306,428)
                                                 ---------
NET APPRECIATION OF INVESTMENTS                  $ 462,738

At October 31, 2004, the cost of investments for federal income tax purposes was $2,840,386. The difference between book cost and tax cost represents wash sales in the amount of $196,844.

NOTE 4. RELATED PARTY TRANSACTIONS

The Corporation has entered into an Investment Advisory Agreement with Light Index Investment Company (the "Investment Adviser") under which the Investment Adviser manages the Fund's investments and business affairs subject to the supervision of the Fund's Board of Directors. Pursuant to its Investment Advisory Agreement with the Corporation, the Fund pays the Investment Adviser an annual management fee of 1.00% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly. For the year ended October 31, 2004, the Adviser earned $35,297. The President of the Investment Adviser is also a Director of the Fund. At October 31, 2004 the Fund owed $2,838 to the Investment Adviser.

Prior to March 31, 2002, the Investment Adviser had contractually agreed to waive all or a portion of its fees and/or reimburse expenses to the extent that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.00%. Effective March 31, 2002, the Investment Adviser terminated this agreement. A non-recoverable voluntary extension of this agreement occurred through July 9, 2003. The Investment Adviser is entitled to recoup such amounts for a period of up to three years following the fiscal year in which the Investment Adviser reduced its compensation or assumed expenses for the Fund, provided that the total operating expenses including this recoupment do not exceed the established cap on expenses for that year. Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

YEAR OF EXPIRATION                          RECOVERABLE AMOUNT
------------------                          ------------------
10/31/05                                         $61,684

The Fund retains Mutual Shareholder Services ("MSS") to act as the Fund's transfer agent and fund accountant. For the year ended October 31, 2004, MSS earned fees of $27,669 from the Fund for these services provided to the Fund. At October 31, 2004, the Fund owed MSS $2,541. An officer of the Fund is also the owner and an officer of MSS.

Effective January 1, 2001, Quasar Distributors, LLC (the "Distributor") serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Corporation, on behalf of the Fund, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), which authorizes the Fund to pay the Distributor (and others that have entered into related agreements under the 12b-1 Plan) a distribution and shareholder servicing fee of fee at an annual rate of up to 0.25% of the average daily net assets of the Fund. Total 12b-1 fees accrued for the year were $8,824. Under the terms of the 12b-1 Plan, the Corporation or the Distributor may pay all or a portion of this fee to any securities dealer, financial institution or any other person who renders assistance in distributing or promoting the sale of Fund shares, or who provides certain shareholder services to Fund shareholders pursuant to a written agreement.

NOTE 5. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under
Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2004, James Milgard owned more than 58% of the Fund.

NOTE 6. CAPITAL LOSS CARRYFORWARDS

At October 31, 2004, the Fund had a net realized capital loss carryforward of $5,098,971 of which $1,383,131 expires in 2009, $3,278,640 expires in 2010 and
$437,200 expires in 2011. To the extent that the Fund realizes future net capital gains, taxable distributions to its respective shareholders will be offset by any unused capital loss carryforward.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the fiscal years 2004 and 2003. As of October 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income (accumulated losses)            $         0
Undistributed Long Term Capital Gain (accumulated losses)    ($ 5,098,971)
Unrealized Appreciation / (Depreciation)                      $   462,738
                                                              -----------
                                                              $(4,636,233)
                                                              ===========

The difference between book basis and the tax basis of unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

NOTE 8. CHANGE OF ACCOUNTANTS

On January 16, 2004, McCurdy & Associates CPA's, Inc. ("McCurdy") notified the Fund of its intention to resign as the Fund's auditors upon selection of replacement auditors.

On January 17, 2004, the Board and the Fund's Audit Committee selected Cohen McCurdy, Ltd. ("Cohen") to replace McCurdy as the Fund's auditors for the fiscal year ending October 31, 2004 to be effective upon resignation of McCurdy.

Upon receipt of notice that Cohen was selected as the Fund's auditor, McCurdy, whose practice was acquired by Cohen, resigned as independent auditors to the Fund. McCurdy's report on the Fund's financial statements for the year ended October 31, 2003 contained no adverse opinion or a disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the year stated above and through the term of engagement with McCurdy, there were no disagreements with McCurdy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of McCurdy, would have caused the Adviser to make reference to the subject matter of the disagreements in connection with its report on the Fund's financial statements for such period.

Neither the Fund nor anyone on its behalf consulted with Cohen on items that (i) concerned the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Fund's financial statements as a result of such consultations or (ii) concerned the subject of a disagreement (as defined in a paragraph (a)(1)(iv) of Item 304 Regulation S-K) or a reportable event (as described in paragraph
(a)(1)(v) of said Item 304).

                             DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board of Directors of the Corporation is responsible for managing its business and affairs. The directors and officers of the Corporation, together with information as to their principal business occupations during the last five years, and other information, are shown below. Directors who are deemed "interested persons," as defined in the 1940 Act are indicated below under the heading "Interested Directors." Directors who are not deemed to be "interested persons" are indicated below under the heading "Independent Directors." There are no standing committees of the Corporation.

INTERESTED DIRECTORS

                                                                                                   OTHER
                                    TERM OF                                       NUMBER OF    DIRECTORSHIPS
    NAME,            POSITION     OFFICE** AND                                    PORTFOLIOS      HELD BY
ADDRESS* AND         WITH THE    LENGTH OF TIME       PRINCIPAL OCCUPATIONS      OVERSEEN BY    TRUSTEE OR
     AGE           CORPORATION       SERVED            DURING PAST 5 YEARS         TRUSTEE        OFFICER
-------------      -----------   --------------   -----------------------------  -----------   -------------
Henry Hewitt,      President       Since 1999     Mr. Hewitt serves as                1            None
(48)               and                            President, Chief Executive
                   Director***                    Officer and a Director of
                                                  the Adviser, and as
                                                  President and a Director
                                                  of the Corporation and has
                                                  served in those capacities
                                                  since 1999. He is
                                                  responsible for the
                                                  day-to-day management of the
                                                  Fund. An Oxford graduate, he
                                                  began working in the
                                                  securities business in 1985
                                                  as a broker for Merrill
                                                  Lynch. The Adviser has been
                                                  a registered investment
                                                  adviser since 1993 and has
                                                  published a monthly
                                                  newsletter called The Light
                                                  Revolution Herald since
                                                  September 1993. The Light
                                                  Revolution Herald examines
                                                  current technological and
                                                  financial developments
                                                  surrounding the companies
                                                  which are included in the
                                                  Light Index

*The address of each director and officer is Light Investment Company, 704 Court A, Tacoma, Washington 92402.

**There is no set term for Directors and Officers of the Corporation.

***Mr. Hewitt is deemed an "interested person", as defined in the 1940 Act, due to his affiliation to the Adviser.

INDEPENDENT DIRECTORS

                                                                                                   OTHER
                                    TERM OF                                       NUMBER OF    DIRECTORSHIPS
    NAME,            POSITION     OFFICE** AND                                    PORTFOLIOS      HELD BY
ADDRESS* AND         WITH THE    LENGTH OF TIME       PRINCIPAL OCCUPATIONS      OVERSEEN BY    TRUSTEE OR
     AGE           CORPORATION       SERVED            DURING PAST 5 YEARS         TRUSTEE        OFFICER
-------------      -----------   --------------   -----------------------------  -----------   -------------
Tamsin Taylor,       Director      Since 2000     An independent consultant,           1            None
(60)                                              Ms. Taylor has also been a
                                                  director of Laird Norton
                                                  Financial Group/Trust Co., a
                                                  non-bank trust company,
                                                  since 1984.

Thomas O'Rourke,     Director      Since 2003     President of Amid                    1            None
(42)                                              Technologies, a software
                                                  development company, since
                                                  2001. Director at NBBJ
                                                  Architecture (2000-2001).
                                                  President/CEO of Ark
                                                  Interface, Inc. (1989-1999).

*The address of each director and officer is Light Investment Company, 704 Court A, Tacoma, Washington 92402.

**There is no set term for Directors and Officers of the Corporation.

                                 Expense Example

As a shareholder of the Light Revolution Fund, you incur one type of cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2004 through October 31, 2004.

                                 Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

      LIGHT REVOLUTION FUND

                                                                                               EXPENSES PAID DURING THE
                                            BEGINNING ACCOUNT VALUE   ENDING ACCOUNT VALUE              PERIOD*
                                                  May 1, 2004           October 31, 2004     May 1, 2004 to October 31, 2004
                                            -----------------------   --------------------   -------------------------------
Actual                                             $1,000.00                $1,005.94                    $20.02
Hypothetical
 (5% Annual Return before expenses)                $1,000.00                $1,005.24                    $20.02

* Expenses are equal to the Fund's annualized expense ratio of 3.96%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors
Light Revolution Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Light Revolution Fund ("the Fund") as of October 31, 2004, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2003 and the financial highlights for the four year period ended October 31, 2003 were audited by McCurdy & Associates CPA's, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd. McCurdy & Associates CPA's, Inc. expressed unqualified opinions on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of October 31, 2004, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Light Revolution Fund as of October 31, 2004, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Cohen McCurdy, Ltd.
Westlake, Ohio
December 23, 2004

                               BOARD OF DIRECTORS
                                Henry Hewett III
                                  Tamsin Taylor
                                 Thomas O'Rourke

                               INVESTMENT ADVISER
                         Light Index Investment Company
                                   704 Court A
                            Tacoma, Washington 98402

                             DIVIDEND PAYING AGENT,
                         SHAREHOLDERS' SERVICING AGENT,
                                 TRANSFER AGENT
                           Mutual Shareholder Services
                          8869 Brecksville Rd, Suite C
                             Brecksville, Ohio 44141

                                    CUSTODIAN
                                   US Bank, NA
                                425 Walnut Street
                                  P.O. Box 1118
                              Cincinnati, OH 45201

                              INDEPENDENT AUDITORS
                               Cohen McCurdy Ltd.
                         826 Westpoint Pkwy., Suite 1250
                              Westlake, Ohio 44145

Shares of the Light Revolution Fund are distributed by an independent third party, Quasar Distributors, L.L.C. This report has been prepared for the general information of the Light Revolution Fund shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Fund's prospectus contains more complete information about the objectives, policies, expenses and risks of the Fund. Please read the prospectus carefully before investing or sending money.

ITEM 2. CODE OF ETHICS. The Registrant adopted a Code of Ethics for Principal Executives and Senior Financial Officers on June 13, 2003, a copy of which is filed herewith as an exhibit pursuant to Item 10(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   AUDIT FEES

FY 2003           $ 11,200
                  --------
FY 2004           $ 11,500
                  --------

(b)   AUDIT-RELATED FEES

                           Registrant
                           ----------
FY 2003                    $ 145
                           -----
FY 2004                    $  93
                           -----
Nature of the fees:        Out of pocket expenses.

(c)   TAX FEES

                           Registrant
                           ----------
FY 2003                    $ 835
                           -----
FY 2004                    $ 850
                           -----
Nature of the fees:        Tax preparation.

(d)   ALL OTHER FEES

                           Registrant
                           ----------
FY 2003                    $   0
                           -----
FY 2004                    $ 515
                           -----
Nature of the fees:        Semi-annual report preparation.

(e)   (1)   AUDIT COMMITTEE'S PRE-APPROVAL POLICIES

            Not applicable.

      (2)   PERCENTAGES OF SERVICES APPROVED BY THE AUDIT COMMITTEE

                          Registrant
                          ----------
Audit-Related Fees:       100%
Tax Fees:                 100%
All Other Fees:           100%

(f) During audit of registrant's financial statements for the most recent fiscal year, none of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                   Registrant
                   ----------
FY 2003            N/A
FY 2004            N/A

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES. Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable - schedule filed with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END FUNDS. Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of October 2, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) EX-99.CODE ETH. Filed herewith.

(a)(2) EX-99.CERT. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) EX-99.906CERT. Filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           Light Revolution Fund, Inc.

By /s/ Henry Hewitt
   ----------------
   Henry Hewitt
   President and Director

Date January 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Henry Hewitt
   ----------------
   Henry Hewitt
   President and Director

Date January 20, 2005

By /s/ Henry Hewitt
   ----------------
   Henry Hewitt
   Chief Financial Officer and Director

Date January 20, 2005

                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

No change from the information set forth in Item 27 of the Registration Statement of John Hancock Equity Trust (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment company Act of 1940 (File Nos. 2-92548 and 811-4079), which information is incorporated herein by reference.

ITEM 16. EXHIBITS
1                  Registrant's Amended and           Filed as Exhibit 99.a to Registrant's Registration
                   Restated Declaration of Trust.     Statement on Form N-1A and incorporated herein by
                                                      reference to post-effective amendment no. 31 (file
                                                      nos. 811-4079 and 2-92548 on April 8, 2005;
                                                      accession no. 0001010521-05-000121) ("PEA 31").

1.1                Amendment to Declaration of Trust  Filed as Exhibit 99.a.1 to PEA 31 and incorporated herein by reference.

2                  Amended and Restated By-Laws of    Filed as Exhibit 99.b to PEA 31 and incorporated
                   Registrant.                        herein by reference.

3                  Not applicable

4                  Form of Agreement and Plan of      Filed herewith as Exhibit A to the Proxy Statement
                   reorganization.                    and Prospectus included as Part A of this
                                                      Registration Statement.

5                  Not applicable

6                  Investment Management Contract     Filed as Exhibit 99.d to Registrant's Registration
                   between the Growth Trends Fund     Statement on Form N-1A and incorporated herein by
                   and John Hancock Advisers, LLC.    reference to post-effective amendment no. 19 (file
                                                      nos. 811-4079 and 2-92548 on August 14, 2000;
                                                      accession no.000101521-00-000383) ("PEA 19").

6.1                Sub-Investment Advisory Contract   Filed as Exhibit 99.d.1 to Registrant's Registration
                   between Growth Trends Fund,        Statement on Form N-1A and incorporated herein by
                   American Fund Advisors, Inc. and   reference to post-effective amendment no. 22 (file
                   John Hancock Advisers, LLC.        nos. 811-4079 and 2-92548 on July 6, 2001; accession
                                                      no. 0001010521-01-500085) ("PEA 22").

6.2              Sub-Investment Advisory Contract   Filed as Exhibit 99.d.2 to PEA 22 and incorporated
                 between Growth Trends Fund,        herein by reference.
                 Mercury Asset Management US and
                 John Hancock Advisers, LLC.

6.3              Amendment to Sub-Investment        Filed as Exhibit 99.d.3 to Registrant's Registration
                 Advisory Contract between Growth   Statement on Form N-1A and incorporated herein by
                 Trends Fund, Mercury Asset         reference to post-effective amendment no. 27 (file nos.
                 Management US and John Hancock     811-4079 and 2-92548 on March 1, 2004; accession no.
                 Advisers, LLC.                     0001010521-04-000072) ("PEA 27").

6.3              Investment Advisory Contract       Filed as Exhibit 99.d.4 to Registrant's Registration
                 between Small Cap Fund and John    Statement on Form N-1A and incorporated herein by
                 Hancock Advisers, LLC.             reference to post-effective amendment no. 29 (file nos.
                                                    811-4079 and 2-92548 on December 3, 2004; accession no.
                                                    000101521-04-000303) ("PEA 29").

6.4              Sub-Investment Advisory Contract   Filed as Exhibit 99.d.5 to PEA 29 and incorporated
                 between Small Cap Fund,            herein by reference.
                 Independence Investment LLC and
                 John Hancock Advisers, LLC.

6.5              Form of Investment Management      Filed as Exhibit 99.d.6 to PEA 31 and incorporated
                 Contract between Technology        herein by reference.
                 Leaders Fund and John Hancock
                 Advisers, LLC.

7                Distribution Agreement between     Filed as Exhibit 99.e to Registrant's Registration
                 the Registrant and John Hancock    Statement on Form N-1A and incorporated herein by
                 Funds, Inc. (formerly named John   reference to post-effective amendment no. 11 (file nos.
                 Hancock Broker Distribution        811-4079 and 2-92548 on February 23, 1995; accession
                 Services, Inc.)                    no. 0001010521-95-000048) ("PEA 11").

7.1              Amendment to Distribution          Filed as Exhibit 99.e.1 to PEA 19 and incorporated
                 Agreement between the Registrant   herein by reference.
                 and John Hancock Funds, Inc.
                 (formerly named John Hancock
                 Broker Distribution Services,
                 Inc.)

7.2              Form of Soliciting Dealer          Filed as Exhibit 99.e.2 to PEA 29 and incorporated
                 Agreement between John Hancock     herein by reference.
                 Funds, Inc. and Selected Dealers.

7.3                Form of Financial Institution      Filed as Exhibit 99.e.3 to Registrant's Registration
                   Sales and Services Agreement       Statement on Form N-1A and incorporated herein by
                                                      reference to post-effective amendment no. 28 (file
                                                      nos. 811-4079 and 2-92548 on September 15, 2004;
                                                      accession no. 0001010521-04-000216) ("PEA 28").

8                  Not applicable.

9                  Master Custodian Agreement         Filed as Exhibit 99.g to Registrant's Registration
                   between John Hancock Mutual        Statement on Form N-1A and incorporated herein by
                   Funds (including Registrant) and   reference to post-effective amendment no. 24 (file
                   The Bank of New York.              nos. 811-4079 and 2-92548 on December 27, 2004;
                                                      accession no. 0001010521-01-500303) ("PEA 24").

9.1                Amendment to Master Custodian      Filed as Exhibit 99.g.1. to Registrant's Registration
                   Agreement between John Hancock     Statement on Form N-1A and incorporated herein by
                   Mutual Funds and The Bank of New   reference to post-effective amendment no. 30 (file
                   York                               nos. 811-4079 and 2-92548 on February 28, 2005;
                                                      accession no. 0001010521-05-000068) ("PEA 30").

10                 Amended and Restated Master        Filed as Exhibit 99.h to Registrant's Registration
                   Transfer Agency and Service        Statement on Form N-1A and incorporated herein by
                   Agreement Between John Hancock     reference to post-effective amendment no. 16 (file
                   funds and John Hancock Funds,      nos. 811-4079 and 2-92548 on December 21, 1998;
                   LLC.                               accession no. 0001010521-98-000400) ("PEA 16").

10.1               Accounting and Legal Services      Filed as Exhibit 99.h.1 to Registrant's Registration
                   Agreement between John Hancock     Statement on Form N-1A and incorporated herein by
                   Advisers, LLC and Registrant.      reference to post-effective amendment no. 13 (file
                                                      nos. 811-4079 and 2-9548 on April 23, 1996;
                                                      accession no. 0001010521-96-000041) ("PEA 13").

10.2               Amendment to Amended and           Filed as Exhibit 99.h.2 to PEA 19 and incorporated
                   Restated Master Transfer Agency    herein by reference.
                   and Service Agreement.

10.3               Amendment to Amended and           Filed as Exhibit 99.h.3 to Registrant's Registration
                   Restated Master Transfer Agency    Statement on Form N-1A and incorporated herein by
                   and Service Agreement.             reference to post-effective amendment no. 23 (file
                                                      nos. 811-4079 and 2-92548 on October 1, 2001;
                                                      accession no. 0001010521-01-500181) ("PEA 23").

10.4               Amendment to Amended and           Filed as Exhibit 99.h.4 to PEA 27 and incorporated
                   Restated Master Transfer Agency    herein by reference.
                   and Service Agreement

10.5               Amendment to Amended and           Filed as Exhibit 99.h.5 to Registrant's Registration
                   Restated Master Transfer Agency    Statement on Form N-1A and incorporated herein by
                   and Service Agreement              reference to post-effective amendment no. 28 (file
                                                      nos. 811-4079 and 2-92548 on September 15, 2004;
                                                      accession no. 0001010521-04-000216) ("PEA 28").

10.6               Amendment to Amended and           Filed as Exhibit 99.h.6 to PEA 29 and incorporated
                   Restated Master Transfer Agency    herein by reference.
                   and Service Agreement

10.7               Amendment to Amended and           Filed as Exhibit 99.h.7 to PEA 29 and incorporated
                   Restated Master Transfer Agency    herein by reference.
                   and Service Agreement

11                 Initial Capital Agreements         Filed as Exhibit 99.l to PEA 19 and incorporated
                                                      herein by reference.

12                 Class A, Class B and Class C       Filed as Exhibit 99.m to PEA 19 and incorporated
                   Distribution Plans between         herein by reference.
                   Growth Trends Fund and John
                   Hancock Funds, LLC.

12.1               Class A, Class B and Class C       Filed as Exhibit 99.m.1 to PEA 29 and incorporated
                   Distribution Plans between Small   herein by reference
                   Cap Fund and John Hancock Funds,
                   LLC.


13                 John Hancock Funds Class A,        Filed as Exhibit 99.o to PEA 19 and incorporated
                   Class B and Class C Amended and    herein by reference.
                   restated Multiple Class Plan
                   pursuant to Rule 18f-3.

13.1               John Hancock Funds Class A,        Filed as Exhibit 99.o.1 to PEA 29 and incorporated
                   Class B, Class C and Class I       herein by reference.
                   Amended and restated Multiple
                   Class Plan pursuant to Rule 18f-3.

14                 Opinion as to legality of shares   Filed herewith as Exhibit 5.
                   and consent.

15                 Form of opinion as to tax          Filed herewith as Exhibit 8.
                   matters and consent.

16                 Consents of Cohen McCurdy, Ltd.    Filed herewith as Exhibit 23.
                   regarding the audited financial
                   statements of Light Revolution Fund.

17                 Not applicable

18                 Powers of Attorney                 Filed as addendum to signature pages and incorporated
                                                      herein by reference.

19                 Code of Ethics-John Hancock        Filed as Exhibit 99.p to PEA 30 and incorporated
                   Advisers, John Hancock Funds LLC   herein by reference.
                   and each of the John Hancock
                   Funds.

19.1               Code of Ethics-Independence        Filed as Exhibit 99.p.1 to PEA 28 and incorporated
                   Investments LLC                    herein by reference.

ITEM 17

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145 (C) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequence of the proposed reorganization within a responsible time after receipt of such opinion.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 8th day of April, 2005.

                               JOHN HANCOCK EQUITY TRUST



                               By:                   *
                               --------------------------------------------

                               James A. Shepherdson
                               President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



             Signature                              Title                                Date

         *                            Trustee and Chief
---------------------------           Executive Officer
James A. Shepherdson


/s/William H. King                    Vice President, Treasurer                    April 8, 2005
---------------------------           (Chief Accounting Officer)
William H. King

         *                            Trustee
---------------------------
James F. Carlin

         *                            Trustee
---------------------------
Richard P. Chapman, Jr.

         *                            Trustee
---------------------------
William H. Cunningham

         *                            Trustee
---------------------------
Ronald R. Dion

         *                            Chairman and Trustee
---------------------------
Charles L. Ladner

         *                            Trustee
---------------------------
John A. Moore

         *                            Trustee
---------------------------
Patti McGill Peterson

         *                            Trustee
---------------------------
Steven R. Pruchansky

         *                            Trustee
---------------------------
Norman H. Smith




*  By:   /s/Susan S. Newton                                                       April 8, 2005
         ---------------------------
         Susan S. Newton, Attorney-in-Fact,
         under Powers of Attorney dated
         January 1, 2005.

John Hancock Bond Trust                             John Hancock Series Trust
John Hancock California Tax-Free Income Fund        John Hancock Sovereign Bond Fund
John Hancock Capital Series                         John Hancock Strategic Series
John Hancock Current Interest                       John Hancock Tax-Free Bond Trust
John Hancock Equity Trust                           John Hancock Tax-Exempt Series Trust
John Hancock Institutional Series Trust             John Hancock World Fund
John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Investment Trust III


                                POWER OF ATTORNEY

         The undersigned Trustee of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint Susan
S. Newton, WILLIAM H. KING AND ALFRED P. OUELLETTE, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A and any Registration Statement on Form N-14 to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

         IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 1st day of January, 2005.

/s/James F. Carlin                    /s/Charles L. Ladner
------------------------------------  ------------------------------------------
James F. Carlin                       Charles L. Ladner, as Chairman

/s/ Richard P. Chapman, Jr.           /s/John A. Moore
------------------------------------  ------------------------------------------
Richard P. Chapman, Jr.               John A. Moore

/s/ William J. Cosgrove               /s/Patti McGill Peterson
------------------------------------  ------------------------------------------
William J. Cosgrove                   Patti McGill Peterson

/s/William H. Cunningham              /s/Steven R. Pruchansky
------------------------------------  ------------------------------------------
William H. Cunningham                 Steven R. Pruchansky

/s/Ronald R. Dion                     /s/James A. Shepherdson
------------------------------------  ------------------------------------------
Ronald R. Dion                        James A. Shepherdson

                                      /s/Norman H. Smith
                                      ------------------------------------------
                                      Norman H. Smith

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.                Description

2 Form of Agreement and Plan of Reorganization between the John Hancock Technology Leaders Fund (the "Acquiring Fund") and Light Revolution Fund (the "Acquired Fund") (filed as EXHIBIT A to Part A of this Registration Statement).

5        Opinion as to legality of shares and consent.

8        Form of opinion as to tax matters and consent.

23 Consent of Cohen McCurdy, Ltd. regarding the audited financial statements and highlights of the Light Revolution Fund.